UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08915

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 16

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2017

Date of reporting period:	10/31/2017

Item 1 – Reports to Stockholders

     PRUDENTIAL INCOME BUILDER FUND

ANNUAL REPORT

OCTOBER 31, 2017

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Income and long-term capital growth

Highlights

•

An overweight allocation to convertible bonds, which can be converted into the underlying company’s stock, made positive contributions as the asset class outperformed the Bloomberg Barclays US Aggregate Bond Index (the Index), over the reporting period.

•	Tactical allocations to overweight income-oriented stocks as well as high yield bonds made positive contributions as these exposures were the top-performing market segments within the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company. Jennison Associates LLC and PGIM, Inc. (PGIM) are registered investment advisers and Prudential Financial companies. QMA is the primary business name of Quantitative Management Associates LLC, a wholly owned subsidiary of PGIM. PGIM Fixed Income and PGIM Real Estate are units of PGIM. © 2017 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PRUDENTIAL FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved renaming the Fund’s Class Q shares as Class R6 shares, effective on or about June 15, 2018. The renaming of Class Q shares as Class R6 shares will not result in any changes to pricing, eligibility, or shareholder rights and obligations. The renamed Class R6 shares will not be exchangeable with Class R6 shares of the Prudential Day One Funds or the Prudential 60/40 Allocation Fund.

LR993

Prudential Income Builder Fund	3

PRUDENTIAL FUNDS — UPDATE

Effective on or about June 1, 2018 (the “Effective Date”), the Fund’s Class A, Class C, Class R, and Class Z shares, as applicable, will be closed to investments by new group retirement plans, except as discussed below. Existing group retirement plans as of the Effective Date may keep their investments in their current share class and may continue to make additional purchases or exchanges of that class of shares. As of the Effective Date, all new group retirement plans wishing to add the Fund as a new addition to the plan generally will be into one of the available Class Q shares, Class R2 shares, or Class R4 shares of the Fund.

In addition, on or about the Effective Date, the Class R shares of the Fund will be closed to all new investors, except as discussed below. Due to the closing of the Class R shares to new investors, effective on or about the Effective Date new IRA investors may only purchase Class A, Class C, Class Z, or Class Q shares of the Fund, subject to share class eligibility. Following the Effective Date, no new accounts may be established in the Fund’s Class R shares and no Class R shares may be purchased or acquired by any new Class R shareholder, except as discussed below.

	Class A	Class C	Class Z	Class R
Existing Investors (Group Retirement Plans, IRAs, and all other investors)	No Change	No Change	No Change	No Change
New Group Retirement Plans	Closed to group retirement plans wishing to add the share classes as new additions to plan menus on or about June 1, 2018, subject to certain exceptions below
New IRAs	No Change	No Change	No Change	Closed to all new investors on or about June 1, 2018, subject to certain exceptions below
All Other New Investors	No Change	No Change	No Change

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However, the following new investors may continue to purchase Class A, Class C, Class R, and Class Z shares of the Fund, as applicable:

•	Eligible group retirement plans who are exercising their one-time 90-day repurchase privilege in the Fund will be permitted to purchase such share classes.
•

Plan participants in a group retirement plan that offers Class A, Class C, Class R, or Class Z shares of the Fund as of the Effective Date will be permitted to purchase such share classes of the Fund, even if the plan participant did not own shares of that class of the Fund as of the Effective Date.

•

Certain new group retirement plans will be permitted to offer such share classes of the Fund after the Effective Date, provided that the plan has or is actively negotiating a contractual agreement with the Fund’s distributor or service provider to offer such share classes of the Fund prior to or on the Effective Date.

•

New group retirement plans that combine with, replace, or are otherwise affiliated with a current plan that invests in such share classes prior to or on the Effective Date will be permitted to purchase such share classes.

The Fund also reserves the right to refuse any purchase order that might disrupt management of the Fund or to otherwise modify the closure policy at any time on a case-by-case basis.

Prudential Income Builder Fund	5

This Page Intentionally Left Blank

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Income Builder Fund informative and useful. The report covers performance for the 12-month period ended October 31, 2017.

Significant events during the reporting period included a new US president, followed by uncertainty in Congress over implementing the Trump administration’s policy initiatives. Elsewhere, Britain began its formal legal process to leave the European Union. France elected a more centrist president, which was viewed as a pro-euro referendum. North Korea’s missile launches escalated geopolitical tensions. Also, late in the period, a series of hurricanes caused damage in the US and the Caribbean.

Despite some turbulence in the macro-environment, solid economic fundamentals in the US economy included moderate gross domestic product expansion, robust employment, and accelerating corporate profit growth. Inflation remained tame. The Federal Reserve raised its federal funds rate twice in 2017, and is in the process of winding down its stimulus program.

Global economic growth remained mostly positive. Equities in the US reached new highs amid low volatility, while international equities posted strong gains. European stocks continued to gain. Asian markets were solid, and emerging markets outperformed most regions. Fixed income markets were mixed. High yield and emerging markets bonds were the top performers.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, and build a diversified plan that’s right for you and make adjustments when necessary.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. We’re part of PGIM, a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Income Builder Fund

December 15, 2017

Prudential Income Builder Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/17 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	2.62	4.36	3.76	—
Class B	1.69	4.39	3.47	—
Class C	5.69	4.52	3.46	—
Class Q	N/A	N/A	N/A	6.58* (12/30/16)
Class R	7.20	5.05	3.99	—
Class Z	7.67	5.57	4.50	—
S&P 500 Index	23.61	15.17	7.51	—
Bloomberg Barclays US Aggregate Bond Index	0.90	2.04	4.19	—
Lipper Flexible Portfolio Funds Average	12.46	6.11	3.90	—

	Average Annual Total Returns as of 10/31/17 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	7.45	5.32	4.24	—
Class B	6.69	4.54	3.47	—
Class C	6.69	4.52	3.46	—
Class Q	N/A	N/A	N/A	6.58* (12/30/16)
Class R	7.20	5.05	3.99	—
Class Z	7.67	5.57	4.50	—
S&P 500 Index	23.61	15.17	7.51	—
Bloomberg Barclays US Aggregate Bond Index	0.90	2.04	4.19	—
Lipper Flexible Portfolio Funds Average	12.46	6.11	3.90	—

*Not annualized

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Income Builder Fund (Class Z shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) and the Bloomberg Barclays US Aggregate Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (October 31, 2007) and the account values at the end of the current fiscal year (October 31, 2017) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for Class A, Class B, Class C, Class Q, and Class R shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes and the Lipper Average are measured from the closest month-end to the inception date for the indicated share class.

Prudential Income Builder Fund	9

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A*	Class B**	Class C*	Class Q	Class R*	Class Z*
Maximum initial sales charge	4.50% of the public offering price	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5% (Year 1) 4% (Year 2) 3% (Year 3) 2% (Year 4) 1% (Years 5/6) 0% (Year 7)	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	1.00%	None	0.75% (0.50% currently)	None

*Certain share classes will be generally closed to investments by new group retirement plans effective on or about June 1, 2018. Please see the “PRUDENTIAL FUNDS—UPDATE” on page 4 of this report for more information.

**Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired by except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

S&P 500 Index—The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how US stock prices in the United States have performed. The cumulative total return for the Index measured from the month-end closest to the inception date of the Fund’s Class Q shares through 10/31/17 is 16.89%.

Bloomberg Barclays US Aggregate Bond Index—The Bloomberg Barclays US Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including US Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The cumulative total return for the Index measured from the month-end closest to the inception date of the Fund’s Class Q shares through 10/31/17 is 3.20%.

Lipper Flexible Portfolio Funds Average—The Lipper Flexible Portfolio Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Flexible Portfolio Funds universe for the periods noted. The funds in the Lipper Average allocate their investments to both domestic and foreign securities across

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traditional asset classes with a focus on total return. The cumulative total return for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class Q shares through 10/31/17 is 10.36%.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Presentation of Fund Holdings

Five Largest Holdings expressed as a percentage of net assets as of 10/31/17 (%)
SPDR Bloomberg Barclays Convertible Securities ETF, Exchange Traded Funds	6.0
Prudential Short Duration High Yield Income Fund (Class Q), Affiliated Mutual Funds	3.0
PowerShares Preferred Portfolio ETF, Exchange Traded Funds	3.0
Prudential Absolute Return Bond Fund (Class Q), Affiliated Mutual Funds	2.0
Prudential Total Return Bond Fund (Class Q), Affiliated Mutual Funds	2.0

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/17 (%)
Oil, Gas & Consumable Fuels	12.3
Equity Real Estate Investment Trusts (REITs)	11.7
Foreign Government Bonds	10.7
Exchange Traded Funds	9.0
Affiliated Mutual Funds	7.0

Industry weightings reflect only long-term investments and are subject to change.

Prudential Income Builder Fund	11

Strategy and Performance Overview

How did the Fund perform?

The Prudential Income Builder Fund’s Class Z shares gained 7.67% for the 12-month period ended October 31, 2017, outperforming the 0.90% return of the Bloomberg Barclays US Aggregate Bond Index (the Index), while trailing the 23.61% return of the S&P 500 Index and the 12.46% return of the Lipper Flexible Portfolio Funds Average.

What were market conditions?

•

In November 2016, after the reporting period began, the US election resulted in an upset Republican sweep. US stocks, especially financials, surged on optimism about President-Elect Donald Trump’s growth-friendly agenda. International stocks experienced lackluster performance, especially in Europe, which was fraught with political uncertainty. Meanwhile, fixed income investors appeared to believe the new US political landscape could lead to a stronger US economy, as evidenced by the rise in Treasury yields and the narrowing of credit spreads (yield differentials between corporate bonds and US Treasuries of comparable maturity). In December, the Federal Reserve (Fed) raised short-term interest rates and said it expected to hike rates three times in 2017.

•

In the first quarter of 2017, US stocks soared in anticipation of policies by the new administration that could result in a more business-friendly market environment. However, in March, a failed attempt to repeal and replace the Affordable Care Act soured investor enthusiasm and US stocks gave up some of their gains. International stocks rose significantly, supported by a strengthening global economy. The fixed income market was buoyed by expectations of stimulative policies from the new administration and a modest upswing in US economic growth and inflation. In March, the Fed once again raised short-term interest rates.

•

Heading into the second quarter, Washington, DC was bogged down in political intrigue, hearings, and investigations, as well as normal legislative challenges, rather than previously anticipated broad health care reform and fast-tracked stimulative fiscal policy. Nevertheless, US stocks advanced amid higher corporate earnings growth and sound economic fundamentals. International stocks also posted significant gains. European stocks continued their run, even as the UK began its formal legal process to leave the European Union. In the bond market, the political turmoil in Washington, DC, combined with modestly softer economic data, led to a modest decline in long-term US Treasury yields. The front, or short-term, end of the Treasury yield curve rose as the Fed implemented another rate hike in June and set the stage to start tapering its balance sheet by the end of 2017.

•

During the third quarter, US stocks marched to record highs, though they experienced some volatility in August amid geopolitical tensions in Asia. Gains were driven by robust second-quarter earnings, a solid labor market, a strengthening economy, and expectations for a business-friendly tax agenda from the Trump administration.

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International equities recorded double-digit gains, fueled by strong performance in Europe and the Asia Pacific region. In the bond market, volatility remained near historic lows. Treasury yields were relatively stable, which along with improving global growth, sustained investors’ search for yield. Near the end of the reporting period in the fourth quarter, equities powered forward, and the Fed provided information on how it planned to reduce its balance sheet.

What worked?

•	An overweight allocation to convertible bonds, which can be converted into the underlying company’s stock, made positive contributions as the asset class outperformed over the reporting period.

•	Tactical allocations to overweight income-oriented stocks as well as high yield bonds made positive contributions as these exposures were the top-performing market segments within the Fund.

•	The Fund’s allocations added value for the period as the Fund’s managers, in aggregate, posted positive results relative to their benchmarks.

•	The Emerging Markets Debt and master limited partnerships (MLPs) segments of the Fund were the largest contributors, beating their respective benchmarks by sizeable margins.

What didn’t work?

•	Strategic asset allocation was a key driver of negative relative returns as most of the Fund’s exposures failed to keep pace with an equity market that returned over 23% for the trailing period.

•	Strategically, exposure to MLP challenged Fund performance as they struggled and were the only asset class exposure to post negative returns on an absolute basis.

•	Tactical asset allocation decisions marginally detracted from Fund relative performance as the Fund had an overweight allocation to MLPs because they offered an attractive yield and valuation profile.

•	The Equity Income sleeve trailed its benchmark by a large margin, a headwind for performance.

•

Hybrid securities (Exchange Traded Funds (ETFs)) also lagged their respective benchmarks, negatively contributing to fund performance. Hybrid securities exhibit characteristics of both debt and equity. The Fund invests in preferred stocks and convertible bonds, both considered hybrid securities.

Did the Fund use derivatives and how did they affect performance?

•	In the high yield sleeve of the Fund, credit derivatives, in the form of the high yield CDX, which is an index of credit derivatives, were used and were instrumental in attaining

Prudential Income Builder Fund	13

Strategy and Performance Overview (continued)

specific exposures targeted to gain from anticipated market developments. The high yield sleeve also used US Treasury futures to hedge interest rate risk relative to the Index. The futures helped to immunize any impact from interest rate fluctuations.

•

In the emerging markets sleeve, currency positioning in the Fund was partially facilitated by the use of currency forward and options contracts. The Fund’s currency positioning added to relative performance over the one-year period. On various occasions throughout the reporting period, the Fund used the Emerging Markets CDX Index to obtain broad market exposure, which added to the Fund’s performance. The Markit CDX Emerging Markets Index is composed of 15 sovereign reference entities that trade in the credit default swap (CDS) market. A credit default swap is similar to buying or selling insurance contracts on a corporation’s debt. The emerging markets sleeve also used US Treasury futures to hedge interest rate risk relative to the Index. The futures helped to immunize any impact from interest rate fluctuations.

Current outlook

The Fund seeks to provide income and long-term capital growth by investing in a dynamically managed diversified portfolio of income-oriented securities. The Fund adjusts its allocations as market conditions change to help provide a balance of yield, return, and risk.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2017. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the

Prudential Income Builder Fund	15

Fees and Expenses (continued)

period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Income Builder Fund		Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,021.80	0.95%	$4.84
	Hypothetical	$1,000.00	$1,020.42	0.95%	$4.84
Class B	Actual	$1,000.00	$1,017.30	1.70%	$8.64
	Hypothetical	$1,000.00	$1,016.64	1.70%	$8.64
Class C	Actual	$1,000.00	$1,017.40	1.70%	$8.64
	Hypothetical	$1,000.00	$1,016.64	1.70%	$8.64
Class Q	Actual**	$1,000.00	$1,023.10	0.70%	$3.57
	Hypothetical	$1,000.00	$1,021.68	0.70%	$3.57
Class R	Actual	$1,000.00	$1,019.50	1.20%	$6.11
	Hypothetical	$1,000.00	$1,019.16	1.20%	$6.11
Class Z	Actual	$1,000.00	$1,021.90	0.70%	$3.57
	Hypothetical	$1,000.00	$1,021.68	0.70%	$3.57

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2017, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2017 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

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Schedule of Investments

as of October 31, 2017

Description	Shares	Value
LONG-TERM INVESTMENTS 97.2%

AFFILIATED MUTUAL FUNDS 7.0%
Prudential Absolute Return Bond Fund (Class Q)	906,729	$9,012,885
Prudential Short Duration High Yield Income Fund (Class Q)	1,487,258	13,459,680
Prudential Total Return Bond Fund (Class Q)	616,488	8,969,904

TOTAL AFFILIATED MUTUAL FUNDS (cost $31,059,647)(w)		31,442,469

COMMON STOCKS 41.6%

Aerospace & Defense 1.4%
Boeing Co. (The)	3,042	784,775
General Dynamics Corp.	9,004	1,827,632
Lockheed Martin Corp.	5,294	1,631,399
Safran SA (France)	17,779	1,872,526

		6,116,332

Air Freight & Logistics 0.4%
United Parcel Service, Inc. (Class B Stock)	13,624	1,601,229

Banks 3.5%
Bank of America Corp.	125,540	3,438,541
BB&T Corp.	56,716	2,792,696
Citigroup, Inc.	39,863	2,929,930
JPMorgan Chase & Co.	32,877	3,307,755
PNC Financial Services Group, Inc. (The)	22,080	3,020,323

		15,489,245

Beverages 0.4%
Coca-Cola Co. (The)	37,662	1,731,699

Biotechnology 0.8%
AbbVie, Inc.	22,696	2,048,314
Amgen, Inc.	8,877	1,555,428

		3,603,742

Capital Markets 0.1%
Goldman Sachs Group, Inc. (The)	2,685	651,059

Chemicals 0.9%
Air Products & Chemicals, Inc.	9,144	1,457,828
Akzo Nobel NV (Netherlands)	6,065	547,554
DowDuPont, Inc.	26,568	1,921,132

		3,926,514

See Notes to Financial Statements.

Prudential Income Builder Fund	17

Schedule of Investments (continued)

as of October 31, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Communications Equipment 0.2%
Cisco Systems, Inc.	31,627	$1,080,062

Electric Utilities 0.4%
Exelon Corp.	49,263	1,980,865

Energy Equipment & Services 0.1%
USA Compression Partners LP, MLP	40,438	635,281

Equity Real Estate Investment Trusts (REITs) 9.3%
AEW UK REIT PLC (United Kingdom)	615,000	828,972
Ascendas Real Estate Investment Trust (Singapore)	291,935	586,981
Cache Logistics Trust (Singapore)	3,743,889	2,251,621
Community Healthcare Trust, Inc.	114,283	3,134,783
CyrusOne, Inc.	36,314	2,229,317
Empiric Student Property PLC (United Kingdom)	357,686	462,180
EPR Properties	33,613	2,325,347
Eurocommercial Properties NV (Netherlands), CVA	22,014	916,640
Frasers Logistics & Industrial Trust (Singapore)	708,324	579,381
Gramercy Property Trust	31,610	938,817
Invincible Investment Corp. (Japan)	1,177	477,039
Lexington Realty Trust	100,902	1,021,128
Life Storage, Inc.	5,773	466,574
MedEquities Realty Trust, Inc.	221,147	2,569,728
Medical Properties Trust, Inc.	175,187	2,317,724
MGM Growth Properties LLC (Class A Stock)	57,955	1,710,252
NewRiver REIT PLC (United Kingdom)	105,571	469,747
Omega Healthcare Investors, Inc.	46,198	1,333,274
Park Hotels & Resorts, Inc.	83,217	2,395,817
Physicians Realty Trust	97,478	1,694,168
Prologis Property Mexico SA de CV (Mexico)	381,175	742,597
QTS Realty Trust, Inc. (Class A Stock)	17,892	1,035,052
Retail Properties of America, Inc. (Class A Stock)	133,334	1,629,342
Sabra Health Care REIT, Inc.	57,070	1,136,834
Senior Housing Properties Trust	63,859	1,175,006
Slate Retail REIT (Canada) (Class U Stock)	55,525	568,119
STAG Industrial, Inc.	34,663	946,300
Starhill Global REIT (Singapore)	1,022,210	577,585
Suntec Real Estate Investment Trust (Singapore)	337,363	482,962
Taubman Centers, Inc.	19,302	911,440
Washington Prime Group, Inc.	176,595	1,382,739
Welltower, Inc.	25,150	1,684,044
Wereldhave NV (Netherlands)	18,252	829,737

		41,811,247

See Notes to Financial Statements.

18

Description	Shares	Value
COMMON STOCKS (Continued)

Food & Staples Retailing 0.4%
Wal-Mart Stores, Inc.	21,426	$1,870,704

Food Products 0.3%
Conagra Brands, Inc.	41,531	1,418,699

Health Care Equipment & Supplies 0.2%
Koninklijke Philips Electronics NV (Netherlands), ADR	21,385	872,294

Health Care Providers & Services 0.4%
Aetna, Inc.	9,548	1,623,446

Hotels, Restaurants & Leisure 1.0%
International Game Technology PLC	50,950	1,197,325
McDonald’s Corp.	16,529	2,758,855
Starbucks Corp.	9,681	530,906

		4,487,086

Household Products 0.4%
Procter & Gamble Co. (The)	19,782	1,707,978

Independent Power & Renewable Electricity Producers 0.4%
NextEra Energy Partners LP	30,516	1,200,499
NRG Yield, Inc. (Class C Stock)	37,440	696,384

		1,896,883

Industrial Conglomerates 0.4%
Honeywell International, Inc.	11,747	1,693,448

Insurance 0.5%
MetLife, Inc.	39,987	2,142,503

IT Services 0.9%
DXC Technology Co.	38,297	3,504,942
MasterCard, Inc. (Class A Stock)	3,907	581,244

		4,086,186

Life Sciences Tools & Services 0.4%
Thermo Fisher Scientific, Inc.	8,374	1,623,132

Machinery 0.4%
Caterpillar, Inc.	13,285	1,804,103

See Notes to Financial Statements.

Prudential Income Builder Fund	19

Schedule of Investments (continued)

as of October 31, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Metals & Mining 0.4%
Rio Tinto PLC (United Kingdom), ADR	33,928	$1,626,169

Mortgage Real Estate Investment Trusts (REITs) 0.5%
MFA Financial, Inc.	142,783	1,176,532
Starwood Property Trust, Inc.	50,760	1,091,848

		2,268,380

Multi-Utilities 0.3%
DTE Energy Co.	9,838	1,086,705
SCANA Corp.	11,269	486,145

		1,572,850

Oil, Gas & Consumable Fuels 11.9%
Andeavor	7,309	776,508
Antero Midstream GP LP	33,064	618,627
Antero Midstream Partners LP, MLP	51,297	1,472,224
Boardwalk Pipeline Partners LP, MLP	32,516	455,874
BP PLC (United Kingdom), ADR	43,990	1,789,073
Buckeye Partners LP, MLP	30,115	1,599,408
Cheniere Energy Partners LP Holdings LLC	125,856	3,151,434
Cheniere Energy Partners LP, MLP	98,041	2,744,168
Energy Transfer Equity LP, MLP	91,261	1,619,883
Energy Transfer Partners LP, MLP	166,772	2,903,501
EnLink Midstream LLC	44,521	690,075
EnLink Midstream Partners LP, MLP	51,172	783,443
Enterprise Products Partners LP, MLP	82,236	2,014,782
EQT GP Holdings LP, MLP	25,914	716,004
EQT Midstream Partners LP, MLP	31,132	2,274,504
Frontera Energy Corp. (Colombia)*	1,116	33,366
Hess Midstream Partners LP, MLP	24,586	488,278
Kinder Morgan, Inc.	78,269	1,417,452
MPLX LP, MLP	104,390	3,680,791
Noble Midstream Partners LP, MLP	31,222	1,619,173
NuStar Energy LP, MLP	20,549	684,282
ONEOK, Inc.	30,105	1,633,798
Pembina Pipeline Corp. (Canada)	37,657	1,245,317
Plains All American Pipeline LP, MLP	90,138	1,800,056
Royal Dutch Shell PLC (Class A Stock) (Netherlands), ADR	61,305	3,864,054
SemGroup Corp. (Class A Stock)	50,553	1,316,906
Tallgrass Energy GP LP	40,056	1,001,400
Tallgrass Energy Partners LP, MLP	48,543	2,118,417
Targa Resources Corp.	50,000	2,075,000

See Notes to Financial Statements.

20

Description	Shares	Value
COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
TC PipeLines LP, MLP	12,193	$649,765
TransCanada Corp. (Canada)	28,906	1,372,368
Williams Cos., Inc. (The)	58,523	1,667,905
Williams Partners LP, MLP	83,766	3,102,693

		53,380,529

Pharmaceuticals 1.6%
Bristol-Myers Squibb Co.	49,166	3,031,575
Eli Lilly & Co.	32,469	2,660,510
Pfizer, Inc.	47,765	1,674,641

		7,366,726

Road & Rail 0.2%
CSX Corp.	14,777	745,204

Semiconductors & Semiconductor Equipment 0.4%
Texas Instruments, Inc.	17,500	1,692,075

Software 1.6%
Microsoft Corp.	43,207	3,593,958
Oracle Corp.	72,721	3,701,499

		7,295,457

Specialty Retail 0.3%
Home Depot, Inc. (The)	8,625	1,429,853

Technology Hardware, Storage & Peripherals 0.9%
Apple, Inc.	22,846	3,861,888

Textiles, Apparel & Luxury Goods 0.2%
Tapestry, Inc.	21,841	894,389

Transportation Infrastructure 0.1%
EcoRodovias Infraestrutura e Logistica SA (Brazil)	155,435	580,155

TOTAL COMMON STOCKS (cost $169,615,823)		186,567,412

EXCHANGE TRADED FUNDS 9.0%
PowerShares Preferred Portfolio ETF	889,788	13,311,229
SPDR Bloomberg Barclays Convertible Securities ETF	523,542	27,114,240

TOTAL EXCHANGE TRADED FUNDS (cost $36,811,414)		40,425,469

See Notes to Financial Statements.

Prudential Income Builder Fund	21

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate		Maturity Date	Shares	Value
PREFERRED STOCKS 3.6%

Electronic Equipment, Instruments & Components 0.2%
Belden, Inc., CVT, Series B, 6.750%				10,211	$1,097,376

Equity Real Estate Investment Trusts (REITs) 2.4%
American Homes 4 Rent, Series G, 5.8750%(a)				57,500	1,495,000
American Tower Corp., CVT, Series B, 5.500%				7,917	998,888
Cedar Realty Trust, Inc., Series C, 6.500%(a)				34,750	876,569
Investors Real Estate Trust, Series C, 6.625%				29,950	756,237
Monmouth Real Estate Investment Corp., Series C, 6.125%				29,250	736,808
Pebblebrook Hotel Trust, Series D, 6.375%(a)				18,522	479,442
Pennsylvania Real Estate Investment Trust, Series C, 7.200%				37,800	994,140
Rexford Industrial Realty, Inc., Series A, 5.875%				20,750	524,975
STAG Industrial, Inc., Series C, 6.875%(a)				27,420	736,227
Sunstone Hotel Investors, Inc., Series E, 6.950%				44,700	1,186,785
UMH Properties, Inc., Series C, 6.7500%				41,090	1,148,465
Urstadt Biddle Properties, Inc., Series H, 6.250%(a)				38,269	1,017,573

					10,951,109

Internet Software & Services 0.3%
Mandatory Exchangeable Trust, CVT, 5.75%, 144A				5,453	1,142,894

Oil, Gas & Consumable Fuels 0.4%
Anadarko Petroleum Corp., CVT, 7.500%				51,712	1,965,056

Pharmaceuticals 0.3%
Allergan PLC, CVT, Series A, 5.500%				1,758	1,131,607

TOTAL PREFERRED STOCKS (cost $15,391,033)					16,288,042

				Principal Amount (000)#
ASSET-BACKED SECURITIES 1.1%

Collateralized Loan Obligations
Adams Mill CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R, 144A, 3 Month LIBOR + 1.100%	2.459	%(c)	07/15/26	500	501,576
ALM XII Ltd. (Cayman Islands), Series 2015-12A, Class A1R, 144A, 3 Month LIBOR + 1.050%	2.409	(c)	04/16/27	500	502,463

See Notes to Financial Statements.

22

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
ALM XVI Ltd./ALM XVI LLC (Cayman Islands), Series 2015-16A, Class A1R, 144A, 3 Month LIBOR + 1.050%	2.409	%(c)	07/15/27	500	$502,689
Benefit Street Partners CLO VII Ltd. (Cayman Islands), Series 2015-VIIA, Class A1AR, 144A, 3 Month LIBOR + 0.780%^	2.160	(c)	07/18/27	500	500,000
OCP CLO Ltd. (Cayman Islands), Series 2015-9A, Class A1R, 144A, 3 Month LIBOR + 0.800%^	2.180	(c)	07/15/27	500	500,000
Regatta IV Funding Ltd. (Cayman Islands), Series 2014-1A, Class A1R, 144A, 3 Month LIBOR + 1.020%	2.387	(c)	07/25/26	700	700,594
Silver Spring CLO Ltd. (Cayman Islands), Series 2014-1A, Class AR, 144A, 3 Month LIBOR + 1.250%	2.609	(c)	10/15/26	500	502,484
Silvermore CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R, 144A, 3 Month LIBOR + 1.170%	2.485	(c)	05/15/26	297	298,371
Venture XXI CLO Ltd. (Cayman Islands), Series 2015-21A, Class AR, 144A, 3 Month LIBOR + 0.880%	2.239	(c)	07/15/27	750	750,135

TOTAL ASSET-BACKED SECURITIES (cost $4,747,363)					4,758,312

CONVERTIBLE BOND 0.2%

Banks
Goldman Sachs DXC Technology Co., Sr. Unsec’d. Notes, 144A^ (cost $921,274)	2.850		11/08/17	1,215	1,096,331

CORPORATE BONDS 23.9%

Advertising 0.0%
Acosta, Inc., Sr. Unsec’d. Notes, 144A	7.750		10/01/22	275	192,500

Aerospace & Defense 0.1%
Arconic, Inc., Sr. Unsec’d. Notes(a)	5.125		10/01/24	70	75,126
DAE Funding LLC (United Arab Emirates), Gtd. Notes, 144A	5.000		08/01/24	150	153,187
Orbital ATK, Inc., Gtd. Notes	5.250		10/01/21	75	77,156
StandardAero Aviation Holdings, Inc., Gtd. Notes, 144A	10.000		07/15/23	150	165,750
TransDigm, Inc.,
Gtd. Notes	6.375		06/15/26	50	50,875
Gtd. Notes	6.500		07/15/24	125	129,063

					651,157

See Notes to Financial Statements.

Prudential Income Builder Fund	23

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Agriculture 0.0%
Vector Group Ltd., Sr. Sec’d. Notes, 144A	6.125%	02/01/25		125	$129,688

Auto Manufacturers 0.1%
Fiat Chrysler Automobiles NV (United Kingdom), Sr. Unsec’d. Notes	5.250	04/15/23		200	212,500
Mclaren Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A	5.750	08/01/22		200	205,840

					418,340

Auto Parts & Equipment 0.3%
Adient Global Holdings Ltd., Gtd. Notes, 144A	4.875	08/15/26		200	205,750
Allison Transmission, Inc.,
Sr. Unsec’d. Notes, 144A	4.750	10/01/27		100	101,000
Sr. Unsec’d. Notes, 144A	5.000	10/01/24		100	104,250
American Axle & Manufacturing, Inc., Gtd. Notes, 144A	6.250	04/01/25		50	51,250
Cooper-Standard Automotive, Inc., Gtd. Notes, 144A	5.625	11/15/26		150	155,625
Dana Financing Luxembourg Sarl, Gtd. Notes, 144A	5.750	04/15/25		125	132,500
Dana, Inc., Sr. Unsec’d. Notes(a)	5.500	12/15/24		100	105,500
Nemak SAB de CV (Mexico), Sr. Unsec’d. Notes, 144A	5.500	02/28/23		200	205,260
TI Group Automotive Systems LLC (United Kingdom), Gtd. Notes, 144A	8.750	07/15/23		72	77,760
ZF North America Capital, Inc. (Germany), Gtd. Notes, 144A	4.750	04/29/25		250	262,500

					1,401,395

Banks 0.6%
Banco de Costa Rica (Costa Rica), Gov’t. Gtd. Notes	5.250	08/12/18		200	202,500
Bank of America Corp., Series M, Jr. Sub. Notes	8.125	12/29/49		25	25,790
Banque Centrale de Tunisie International Bond (Tunisia),
Sr. Unsec’d. Notes	5.625	02/17/24	EUR	125	154,659
Sr. Unsec’d. Notes	5.750	01/30/25		200	198,298
BBVA Bancomer SA (Mexico), Sub. Notes, 144A	6.750	09/30/22		200	227,100
CIT Group, Inc., Sr. Unsec’d. Notes	5.000	08/15/22		250	268,750
Citigroup, Inc., Series Q, Jr. Sub. Notes	5.950	12/29/49		100	105,518
National Savings Bank (Sri Lanka), Sr. Unsec’d. Notes	8.875	09/18/18		200	208,920
State Savings Bank of Ukraine Via SSB #1 PLC (Ukraine), Sr. Unsec’d. Notes	9.625	03/20/25		200	215,502
TC Ziraat Bankasi A/S (Turkey), Sr. Unsec’d. Notes, 144A, MTN	5.125	09/29/23		200	196,185

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Banks (cont’d.)
Trade & Development Bank of Mongolia LLC (Mongolia), Gov’t. Gtd. Notes, EMTN	9.375%	05/19/20	205	$225,196
Vnesheconombank Via VEB Finance PLC (Russia),
Sr. Unsec’d. Notes	5.942	11/21/23	200	217,287
Sr. Unsec’d. Notes	6.025	07/05/22	200	217,022

				2,462,727

Beverages 0.1%
Cott Holdings, Inc. (Canada), Gtd. Notes, 144A	5.500	04/01/25	200	206,250

Building Materials 0.4%
BMC East LLC, Sr. Sec’d. Notes, 144A	5.500	10/01/24	150	157,125
Builders FirstSource, Inc.,
Gtd. Notes, 144A	10.750	08/15/23	175	199,062
Sr. Sec’d. Notes, 144A	5.625	09/01/24	50	52,813
Cemex SAB de CV (Mexico), Sr. Sec’d. Notes, 144A	5.700	01/11/25	200	210,500
Griffon Corp., Gtd. Notes	5.250	03/01/22	280	284,116
James Hardie International Finance DAC (Ireland), Gtd. Notes, 144A	5.875	02/15/23	200	210,000
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A	5.125	02/15/21	50	51,563
Sr. Unsec’d. Notes, 144A	5.375	11/15/24	100	105,490
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes	6.125	07/15/23	150	155,625
Gtd. Notes	8.500	04/15/22	100	111,750
Gtd. Notes, 144A	5.125	06/01/25	50	50,625
US Concrete, Inc., Gtd. Notes	6.375	06/01/24	275	295,625

				1,884,294

Chemicals 1.2%
A Schulman, Inc., Gtd. Notes	6.875	06/01/23	395	416,231
Alpha 3 BV/Alpha US Bidco, Inc. (United Kingdom), Gtd. Notes, 144A	6.250	02/01/25	200	205,000
Ashland LLC, Gtd. Notes	6.875	05/15/43	100	112,000
Blue Cube Spinco, Inc.,
Gtd. Notes	9.750	10/15/23	70	83,125
Gtd. Notes	10.000	10/15/25	125	152,187
Chemours Co. (The),
Gtd. Notes	5.375	05/15/27	75	80,063
Gtd. Notes	6.625	05/15/23	200	212,000
Gtd. Notes	7.000	05/15/25	110	122,650

See Notes to Financial Statements.

Prudential Income Builder Fund	25

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Chemicals (cont’d.)
CNAC HK Finbridge Co. Ltd. (China), Gtd. Notes	4.125%	07/19/27	200	$204,228
Cornerstone Chemical Co., Sr. Sec’d. Notes, 144A	6.750	08/15/24	185	187,312
CVR Partners LP/CVR Nitrogen Finance Corp., Sec’d. Notes, 144A(a)	9.250	06/15/23	100	106,500
GCP Applied Technologies, Inc., Gtd. Notes, 144A	9.500	02/01/23	75	84,000
Hexion, Inc.,
Sec’d. Notes, 144A	13.750	02/01/22	220	176,550
Sr. Sec’d. Notes, 144A(a)	10.375	02/01/22	480	452,400
Hexion, Inc./Hexion Nova Scotia Finance ULC, Sec’d. Notes	9.000	11/15/20	175	124,688
Kraton Polymers LLC/Kraton Polymers Capital Corp., Gtd. Notes, 144A	7.000	04/15/25	50	54,000
Mexichem SAB de CV (Mexico), Gtd. Notes, 144A	6.750	09/19/42	200	228,000
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A	5.000	05/01/25	100	101,750
Sr. Unsec’d. Notes, 144A	5.250	06/01/27	375	382,500
Platform Specialty Products Corp.,
Sr. Unsec’d. Notes, 144A(a)	6.500	02/01/22	90	93,263
Sr. Unsec’d. Notes, 144A	10.375	05/01/21	175	189,875
PQ Corp., Sr. Sec’d. Notes, 144A	6.750	11/15/22	50	54,000
PQ Corp./Eco Finance Corp., Gtd. Notes, 144A	8.500	11/01/22	170	176,800
Rain CII Carbon LLC/CII Carbon Corp., Sec’d. Notes, 144A	7.250	04/01/25	410	443,825
TPC Group, Inc., Sr. Sec’d. Notes, 144A	8.750	12/15/20	650	635,375
Tronox Finance LLC, Gtd. Notes, 144A(a)	7.500	03/15/22	285	298,894
Tronox Finance PLC, Gtd. Notes, 144A	5.750	10/01/25	75	78,281
Venator Finance Sarl/Venator Materials LLC, Gtd. Notes, 144A	5.750	07/15/25	50	52,875

				5,508,372

Coal 0.3%
Alliance Resource Operating Partners LP/Alliance Resource Finance Corp., Gtd. Notes, 144A	7.500	05/01/25	200	211,250
CONSOL Energy, Inc.,
Gtd. Notes	5.875	04/15/22	475	484,500
Gtd. Notes	8.000	04/01/23	225	240,750
Peabody Energy Corp., Sr. Sec’d. Notes, 144A	6.375	03/31/25	132	136,125
Warrior Met Coal, Inc., Sr. Sec’d. Notes, 144A	8.000	11/01/24	75	76,841

				1,149,466

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Commercial Services 0.4%
Ahern Rentals, Inc., Sec’d. Notes, 144A	7.375%	05/15/23	175	$160,125
Laureate Education, Inc., Gtd. Notes, 144A(a)	8.250	05/01/25	955	1,027,819
RR Donnelley & Sons Co., Sr. Unsec’d. Notes(a)	6.500	11/15/23	61	58,560
United Rentals North America, Inc.,
Gtd. Notes	4.875	01/15/28	350	351,750
Gtd. Notes	5.500	05/15/27	150	160,500
Gtd. Notes	5.875	09/15/26	200	218,000

				1,976,754

Computers 0.4%
Dell International LLC/EMC Corp.,
Gtd. Notes, 144A	5.875	06/15/21	100	104,728
Gtd. Notes, 144A	7.125	06/15/24	100	110,375
Exela Intermediate LLC/Exela Finance, Inc., Sr. Sec’d. Notes, 144A	10.000	07/15/23	370	354,275
NCR Corp., Gtd. Notes	6.375	12/15/23	100	106,506
West Corp., Gtd. Notes, 144A(a)	8.500	10/15/25	370	359,362
Western Digital Corp., Gtd. Notes	10.500	04/01/24	660	774,510

				1,809,756

Distribution/Wholesale 0.1%
Beacon Roofing Supply, Inc., Gtd. Notes	6.375	10/01/23	125	134,375
Global Partners LP/GLP Finance Corp.,
Gtd. Notes	6.250	07/15/22	50	51,125
Gtd. Notes	7.000	06/15/23	350	355,250
H&E Equipment Services, Inc., Gtd. Notes, 144A	5.625	09/01/25	100	105,625

				646,375

Diversified Financial Services 0.3%
Ally Financial, Inc., Gtd. Notes	8.000	03/15/20	100	112,375
FBM Finance, Inc., Sr. Sec’d. Notes, 144A	8.250	08/15/21	100	106,375
LPL Holdings, Inc., Gtd. Notes, 144A	5.750	09/15/25	250	260,000
Navient Corp.,
Sr. Unsec’d. Notes	5.875	10/25/24	200	203,000
Sr. Unsec’d. Notes, MTN	6.125	03/25/24	25	25,656
Sr. Unsec’d. Notes	6.625	07/26/21	50	53,562
Sr. Unsec’d. Notes	7.250	09/25/23	75	81,234
Sr. Unsec’d. Notes, MTN	8.000	03/25/20	100	110,250
OneMain Financial Holdings LLC, Gtd. Notes, 144A	6.750	12/15/19	25	25,938
Springleaf Finance Corp., Gtd. Notes	6.000	06/01/20	50	52,438
VFH Parent LLC/Orchestra Co.-Issuer, Inc., Sec’d. Notes, 144A	6.750	06/15/22	150	155,970

				1,186,798

See Notes to Financial Statements.

Prudential Income Builder Fund	27

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Diversified Machinery 0.1%
ATS Automation Tooling Systems, Inc. (Canada), Gtd. Notes, 144A	6.500%	06/15/23	275	$288,062
Cleaver-Brooks, Inc., Sr. Sec’d. Notes, 144A	8.750	12/15/19	25	25,594
Cloud Crane LLC, Sec’d. Notes, 144A	10.125	08/01/24	275	310,750

				624,406

Electric 1.4%
AES Corp.,
Sr. Unsec’d. Notes	5.500	04/15/25	150	158,625
Sr. Unsec’d. Notes	7.375	07/01/21	175	199,062
Calpine Corp.,
Sr. Unsec’d. Notes(a)	5.375	01/15/23	550	534,187
Sr. Unsec’d. Notes	5.500	02/01/24	150	143,625
Sr. Unsec’d. Notes(a)	5.750	01/15/25	300	285,000
Comision Federal de Electricidad (Mexico), Sr. Unsec’d. Notes	5.750	02/14/42	200	209,250
DPL, Inc.,
Sr. Unsec’d. Notes	6.750	10/01/19	250	263,125
Sr. Unsec’d. Notes	7.250	10/15/21	175	193,200
Dynegy, Inc.,
Gtd. Notes	5.875	06/01/23	300	309,750
Gtd. Notes(a)	7.625	11/01/24	1,025	1,119,812
Gtd. Notes	8.034	02/02/24	325	344,500
Gtd. Notes, 144A	8.000	01/15/25	25	27,313
Gtd. Notes, 144A	8.125	01/30/26	300	333,000
Eskom Holdings SOC Ltd. (South Africa),
Sr. Unsec’d. Notes	5.750	01/26/21	400	404,000
Sr. Unsec’d. Notes, EMTN	6.750	08/06/23	200	204,500
GenOn Energy, Inc.,
Sr. Unsec’d. Notes(d)	7.875	06/15/17	400	286,000
Sr. Unsec’d. Notes(d)	9.875	10/15/20	275	193,875
Listrindo Capital BV (Indonesia), Gtd. Notes, 144A	4.950	09/14/26	200	202,500
Majapahit Holding BV (Indonesia), Gtd. Notes	7.875	06/29/37	100	135,630
NRG Energy, Inc.,
Gtd. Notes	6.250	05/01/24	244	259,250
Gtd. Notes	6.625	03/15/23	217	224,595
Gtd. Notes	7.250	05/15/26	150	162,563
NRG REMA LLC, Series C, Pass-Through Certificates	9.681	07/02/26	225	159,750

				6,353,112

Electrical Components & Equipment 0.0%
Belden, Inc., Gtd. Notes, 144A	5.250	07/15/24	75	78,000

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Engineering & Construction 0.2%
AECOM,
Gtd. Notes	5.125%	03/15/27	125	$128,594
Gtd. Notes	5.875	10/15/24	225	248,287
Delhi International Airport Ltd. (India), Sr. Sec’d. Notes, 144A	6.125	10/31/26	200	215,000
Mexico City Airport Trust (Mexico), Sr. Sec’d. Notes, 144A	4.250	10/31/26	200	203,200
Odebrecht Finance Ltd. (Brazil), Gtd. Notes	7.125	06/26/42	200	75,500

				870,581

Entertainment 0.9%
AMC Entertainment Holdings, Inc.,
Gtd. Notes(a)	5.750	06/15/25	300	291,750
Gtd. Notes(a)	5.875	11/15/26	150	146,438
Carmike Cinemas, Inc., Sec’d. Notes, 144A	6.000	06/15/23	125	132,500
Cinemark USA, Inc., Gtd. Notes	4.875	06/01/23	350	356,562
Eldorado Resorts, Inc.,
Gtd. Notes	6.000	04/01/25	50	52,750
Gtd. Notes	7.000	08/01/23	200	216,000
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes	5.375	11/01/23	75	81,563
Gtd. Notes	5.375	04/15/26	75	81,188
International Game Technology PLC, Sr. Sec’d. Notes, 144A	6.500	02/15/25	400	449,000
Jacobs Entertainment, Inc., Sec’d. Notes, 144A	7.875	02/01/24	75	81,000
National CineMedia LLC,
Sr. Sec’d. Notes	6.000	04/15/22	100	102,000
Sr. Unsec’d. Notes	5.750	08/15/26	325	299,812
Penn National Gaming, Inc., Sr. Unsec’d. Notes, 144A	5.625	01/15/27	150	155,250
Pinnacle Entertainment, Inc., Sr. Unsec’d. Notes	5.625	05/01/24	350	361,375
Regal Entertainment Group, Sr. Unsec’d. Notes	5.750	06/15/23	75	77,906
Scientific Games International, Inc.,
Gtd. Notes	6.625	05/15/21	800	827,000
Gtd. Notes	10.000	12/01/22	175	193,581
Sr. Sec’d. Notes, 144A	7.000	01/01/22	150	158,625

				4,064,300

Environmental Control 0.0%
Advanced Disposal Services, Inc., Gtd. Notes, 144A	5.625	11/15/24	125	130,000

See Notes to Financial Statements.

Prudential Income Builder Fund	29

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Foods 0.6%
Albertsons Cos. LLC/Safeway, Inc., Gtd. Notes	5.750%	03/15/25	400	$352,000
ESAL GmbH (Brazil), Gtd. Notes, 144A	6.250	02/05/23	200	192,500
Hearthside Group Holdings LLC/Hearthside Finance Co., Gtd. Notes, 144A	6.500	05/01/22	175	178,938
Ingles Markets, Inc., Sr. Unsec’d. Notes	5.750	06/15/23	210	206,325
JBS USA LUX SA/JBS USA Finance, Inc. (Brazil),
Gtd. Notes, 144A	5.750	06/15/25	250	242,500
Gtd. Notes, 144A	5.875	07/15/24	250	245,625
Gtd. Notes, 144A	7.250	06/01/21	350	356,818
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A	5.750	03/15/25	175	185,281
Sr. Unsec’d. Notes, 144A	5.875	09/30/27	125	130,000
Shearer’s Foods LLC/Chip Finance Corp., Sr. Sec’d. Notes, 144A	9.000	11/01/19	150	153,750
SUPERVALU, Inc., Sr. Unsec’d. Notes(a)	7.750	11/15/22	300	284,062

				2,527,799

Forest Products & Paper 0.0%
Mercer International, Inc. (Canada), Sr. Unsec’d. Notes	6.500	02/01/24	25	26,438

Gas 0.1%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.625	05/20/24	75	79,031
Sr. Unsec’d. Notes	5.875	08/20/26	225	234,000

				313,031

Hand/Machine Tools 0.0%
Apex Tool Group LLC, Gtd. Notes, 144A	7.000	02/01/21	100	94,750

Healthcare-Products 0.2%
Avantor, Inc., Sr. Sec’d. Notes, 144A	6.000	10/01/24	50	51,000
Greatbatch Ltd., Gtd. Notes, 144A	9.125	11/01/23	275	297,688
Mallinckrodt International Finance SA, Gtd. Notes(a)	4.750	04/15/23	450	379,125

				727,813

Healthcare-Services 1.2%
Acadia Healthcare Co., Inc.,
Gtd. Notes	5.625	02/15/23	318	326,586
Gtd. Notes	6.500	03/01/24	50	52,688

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)
CHS/Community Health Systems, Inc.,
Gtd. Notes(a)	6.875%	02/01/22	1,175	$850,406
Gtd. Notes(a)	7.125	07/15/20	225	195,188
Sr. Sec’d. Notes	6.250	03/31/23	225	216,563
HCA, Inc., Gtd. Notes	5.375	02/01/25	1,070	1,103,437
HealthSouth Corp., Gtd. Notes	5.125	03/15/23	25	25,500
Kindred Healthcare, Inc.,
Gtd. Notes	8.000	01/15/20	320	323,200
Gtd. Notes	8.750	01/15/23	25	24,375
Select Medical Corp., Gtd. Notes	6.375	06/01/21	375	385,781
SP Finco LLC, Gtd. Notes, 144A(a)	6.750	07/01/25	100	91,250
Surgery Center Holdings, Inc., Gtd. Notes, 144A(a)	8.875	04/15/21	100	102,250
Tenet Healthcare Corp.,
Sr. Sec’d. Notes	4.750	06/01/20	150	153,750
Sr. Unsec’d. Notes	6.750	02/01/20	250	254,375
Sr. Unsec’d. Notes(a)	6.750	06/15/23	475	445,906
Sr. Unsec’d. Notes(a)	8.125	04/01/22	525	527,625
Sr. Unsec’d. Notes, 144A(a)	7.000	08/01/25	325	297,781

				5,376,661

Home Builders 0.8%
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec’d. Notes, 144A	6.750	08/01/25	125	123,750
AV Homes, Inc., Gtd. Notes	6.625	05/15/22	75	77,884
Beazer Homes USA, Inc.,
Gtd. Notes	6.750	03/15/25	100	105,780
Gtd. Notes	7.250	02/01/23	5	5,219
Gtd. Notes	8.750	03/15/22	100	111,120
Brookfield Residential Properties, Inc. (Canada),
Gtd. Notes, 144A	6.375	05/15/25	150	157,125
Gtd. Notes, 144A	6.500	12/15/20	125	127,656
CalAtlantic Group, Inc.,
Gtd. Notes	5.250	06/01/26	75	79,875
Gtd. Notes	5.375	10/01/22	25	27,250
KB Home,
Gtd. Notes	7.500	09/15/22	100	115,750
Gtd. Notes	7.625	05/15/23	125	144,062
Lennar Corp.,
Gtd. Notes	4.750	05/30/25	185	192,862
Gtd. Notes	4.875	12/15/23	65	68,738

See Notes to Financial Statements.

Prudential Income Builder Fund	31

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Home Builders (cont’d.)
M/I Homes, Inc.,
Gtd. Notes	5.625%	08/01/25	75	$76,219
Gtd. Notes	6.750	01/15/21	75	78,000
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A	6.500	10/01/25	100	104,250
Sr. Unsec’d. Notes, 144A	6.875	12/15/23	225	236,250
Meritage Homes Corp.,
Gtd. Notes	5.125	06/06/27	175	176,969
Gtd. Notes	6.000	06/01/25	50	53,750
Gtd. Notes	7.000	04/01/22	50	57,000
New Home Co., Inc. (The), Gtd. Notes	7.250	04/01/22	50	52,250
PulteGroup, Inc.,
Gtd. Notes	5.000	01/15/27	125	131,250
Gtd. Notes	5.500	03/01/26	275	301,469
Shea Homes LP/Shea Homes Funding Corp.,
Gtd. Notes, 144A	5.875	04/01/23	75	77,812
Gtd. Notes, 144A	6.125	04/01/25	150	156,000
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., Gtd. Notes, 144A	5.875	04/15/23	425	455,013
William Lyon Homes, Inc.,
Gtd. Notes	5.875	01/31/25	225	229,500
Gtd. Notes	7.000	08/15/22	150	155,625

				3,678,428

Home Furnishings 0.0%
Tempur Sealy International, Inc., Gtd. Notes	5.500	06/15/26	200	206,000

Housewares 0.0%
Scotts Miracle-Gro Co. (The), Gtd. Notes	6.000	10/15/23	50	53,500

Internet 0.0%
Zayo Group LLC/Zayo Capital, Inc., Gtd. Notes, 144A	5.750	01/15/27	125	131,719

Iron/Steel 0.1%
Cleveland-Cliffs, Inc., Gtd. Notes, 144A(a)	5.750	03/01/25	205	198,594
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., Gtd. Notes, 144A	6.375	05/01/22	350	363,562

				562,156

See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Leisure Time 0.1%
Silversea Cruise Finance Ltd., Sr. Sec’d. Notes, 144A	7.250%	02/01/25	100	$107,250
Viking Cruises Ltd., Sr. Unsec’d. Notes, 144A	6.250	05/15/25	150	155,250

				262,500

Lodging 0.3%
Boyd Gaming Corp., Gtd. Notes	6.875	05/15/23	225	241,594
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Properties, Sr. Sec’d. Notes	8.000	10/01/20	325	332,312
CRC Escrow Issuer LLC/CRC Finco, Inc., Gtd. Notes, 144A	5.250	10/15/25	200	201,310
Interval Acquisition Corp., Gtd. Notes	5.625	04/15/23	75	78,375
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp.,
Sec’d. Notes, 144A	10.250	11/15/22	100	110,000
Sr. Sec’d. Notes, 144A	6.750	11/15/21	200	213,500
MGM Resorts International,
Gtd. Notes	6.000	03/15/23	25	27,410
Gtd. Notes	6.625	12/15/21	200	223,500
Gtd. Notes	6.750	10/01/20	50	55,000

				1,483,001

Media 2.1%
Block Communications, Inc., Sr. Unsec’d. Notes, 144A	6.875	02/15/25	100	108,000
Cablevision SA (Argentina), Sr. Unsec’d. Notes	6.500	06/15/21	150	160,530
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes	5.750	01/15/24	275	285,656
Sr. Unsec’d. Notes, 144A	5.000	02/01/28	500	496,250
Sr. Unsec’d. Notes, 144A	5.375	05/01/25	50	51,875
Sr. Unsec’d. Notes, 144A	5.500	05/01/26	100	102,500
Sr. Unsec’d. Notes, 144A	5.875	05/01/27	425	445,060
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
Sr. Unsec’d. Notes, 144A	5.125	12/15/21	305	310,337
Sr. Unsec’d. Notes, 144A	5.125	12/15/21	425	432,437
Sr. Unsec’d. Notes, 144A	6.375	09/15/20	474	483,537
Sr. Unsec’d. Notes, 144A	7.750	07/15/25	600	655,500
Clear Channel Worldwide Holdings, Inc.,
Series A, Gtd. Notes	6.500	11/15/22	87	89,828
Series A, Gtd. Notes	7.625	03/15/20	405	402,975
Series B, Gtd. Notes	7.625	03/15/20	565	564,294
CSC Holdings LLC, Sr. Unsec’d. Notes	7.875	02/15/18	350	355,292

See Notes to Financial Statements.

Prudential Income Builder Fund	33

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Media (cont’d.)
DISH DBS Corp.,
Gtd. Notes	6.750%	06/01/21	200	$210,000
Gtd. Notes	7.750	07/01/26	650	710,937
Gray Television, Inc., Gtd. Notes, 144A	5.875	07/15/26	225	230,625
Mediacom Broadband LLC/Mediacom Broadband Corp., Sr. Unsec’d. Notes	6.375	04/01/23	355	369,200
Midcontinent Communications/Midcontinent Finance Corp., Gtd. Notes, 144A	6.875	08/15/23	180	193,050
Nexstar Broadcasting, Inc., Gtd. Notes, 144A(a)	5.625	08/01/24	175	179,375
Quebecor Media, Inc. (Canada), Sr. Unsec’d. Notes	5.750	01/15/23	250	271,250
SFR Group SA (France), Sr. Sec’d. Notes, 144A	7.375	05/01/26	700	752,500
Sinclair Television Group, Inc.,
Gtd. Notes, 144A(a)	5.125	02/15/27	250	237,812
Gtd. Notes, 144A	5.625	08/01/24	80	81,200
Gtd. Notes, 144A(a)	5.875	03/15/26	50	50,500
TEGNA, Inc., Gtd. Notes(a)	6.375	10/15/23	200	212,250
Tribune Media Co., Gtd. Notes	5.875	07/15/22	175	181,563
Univision Communications, Inc., Sr. Sec’d. Notes, 144A	6.750	09/15/22	128	132,640
UPCB Finance IV Ltd. (Netherlands), Sr. Sec’d. Notes, 144A	5.375	01/15/25	75	76,688
VTR Finance BV (Chile), Sr. Sec’d. Notes, 144A	6.875	01/15/24	200	212,050
Ziggo Bond Finance BV (Netherlands), Sr. Unsec’d. Notes, 144A	6.000	01/15/27	150	152,625

				9,198,336

Metal Fabricate/Hardware 0.1%
Novelis Corp., Gtd. Notes, 144A	5.875	09/30/26	125	128,827
TriMas Corp., Gtd. Notes, 144A	4.875	10/15/25	50	50,563
Zekelman Industries, Inc., Sr. Sec’d. Notes, 144A	9.875	06/15/23	200	226,000

				405,390

Mining 0.9%
Constellium NV (Netherlands), Sr. Unsec’d. Notes, 144A(a)	6.625	03/01/25	250	259,375
Corp. Nacional del Cobre de Chile (Chile), Sr. Unsec’d. Notes	4.875	11/04/44	400	443,098
Eldorado Gold Corp. (Canada), Gtd. Notes, 144A	6.125	12/15/20	140	139,300
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A	7.250	05/15/22	200	209,000
Gtd. Notes, 144A	7.250	04/01/23	200	211,500

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Mining (cont’d.)
Freeport-McMoRan, Inc.,
Gtd. Notes(a)	3.550%	03/01/22	150	$148,500
Gtd. Notes(a)	3.875	03/15/23	420	413,175
Gtd. Notes	6.750	02/01/22	100	104,000
IAMGOLD Corp. (Canada), Gtd. Notes, 144A	7.000	04/15/25	200	210,000
International Wire Group, Inc., Sec’d. Notes, 144A (original cost $239,983; purchased 07/12/16 - 09/26/16)(f)	10.750	08/01/21	250	228,125
Kinross Gold Corp. (Canada), Gtd. Notes	5.950	03/15/24	150	166,500
Lundin Mining Corp. (Canada), Sr. Sec’d. Notes, 144A	7.875	11/01/22	100	108,250
New Gold, Inc. (Canada), Gtd. Notes, 144A(a)	6.250	11/15/22	400	413,000
Nexa Resources SA (Peru), Gtd. Notes, 144A	5.375	05/04/27	210	221,802
Southern Copper Corp. (Peru), Sr. Unsec’d. Notes	6.750	04/16/40	100	125,189
Teck Resources Ltd. (Canada), Gtd. Notes	4.750	01/15/22	720	759,600

				4,160,414

Miscellaneous Manufacturing 0.3%
Amsted Industries, Inc., Gtd. Notes, 144A(a)	5.000	03/15/22	166	171,395
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	8.750	12/01/21	625	695,312
EnPro Industries, Inc., Gtd. Notes	5.875	09/15/22	75	78,469
FXI Holdings, Inc., Sr. Sec’d. Notes, 144A	7.875	11/01/24	125	126,719
Gates Global LLC/Gates Global Co., Gtd. Notes, 144A(a)	6.000	07/15/22	75	77,156

				1,149,051

Office/Business Equipment 0.0%
CDW LLC/CDW Finance Corp.,
Gtd. Notes	5.000	09/01/25	50	52,438
Gtd. Notes	5.500	12/01/24	150	166,125

				218,563

Oil & Gas 3.5%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., Gtd. Notes, 144A	7.875	12/15/24	225	245,250
Andeavor, Gtd. Notes, 144A	5.125	12/15/26	125	138,496
Antero Resources Corp.,
Gtd. Notes	5.000	03/01/25	275	279,125
Gtd. Notes	5.375	11/01/21	100	102,625
Gtd. Notes	5.625	06/01/23	175	183,313
Ascent Resources Utica Holdings LLC/ARU Finance Corp., Sr. Unsec’d. Notes, 144A	10.000	04/01/22	466	505,610
California Resources Corp., Sec’d. Notes, 144A(a)	8.000	12/15/22	127	83,820

See Notes to Financial Statements.

Prudential Income Builder Fund	35

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Carrizo Oil & Gas, Inc., Gtd. Notes	8.250%	07/15/25	50	$53,875
Chesapeake Energy Corp., Gtd. Notes, 144A(a)	8.000	06/15/27	350	337,531
Citgo Holding, Inc., Sr. Sec’d. Notes, 144A	10.750	02/15/20	225	243,000
CrownRock LP/CrownRock Finance, Inc., Sr. Unsec’d. Notes, 144A	5.625	10/15/25	225	228,460
Denbury Resources, Inc., Sec’d. Notes, 144A(a)	9.000	05/15/21	75	73,313
Diamond Offshore Drilling, Inc., Sr. Unsec’d. Notes(a)	7.875	08/15/25	100	107,000
Diamondback Energy, Inc., Gtd. Notes	5.375	05/31/25	225	233,719
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A	7.000	08/15/21	215	222,794
Sr. Unsec’d. Notes, 144A	8.125	09/15/23	275	295,625
Extraction Oil & Gas, Inc., Gtd. Notes, 144A	7.375	05/15/24	180	191,700
Extraction Oil & Gas, Inc./Extraction Finance Corp., Gtd. Notes, 144A	7.875	07/15/21	75	79,500
Gazprom OAO Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes	6.510	03/07/22	100	110,745
Sr. Unsec’d. Notes, EMTN	8.625	04/28/34	340	458,792
Halcon Resources Corp., Gtd. Notes, 144A(a)	6.750	02/15/25	450	460,125
Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Unsec’d. Notes, 144A	5.750	10/01/25	250	255,937
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes	7.000	05/05/20	100	109,067
Sr. Unsec’d. Notes, EMTN	6.375	04/09/21	600	657,000
Sr. Unsec’d. Notes, 144A	3.875	04/19/22	200	202,294
MEG Energy Corp. (Canada),
Gtd. Notes, 144A	6.375	01/30/23	350	320,250
Gtd. Notes, 144A	7.000	03/31/24	100	90,750
Sec’d. Notes, 144A(a)	6.500	01/15/25	175	174,125
Newfield Exploration Co., Sr. Unsec’d. Notes	5.375	01/01/26	175	185,937
Noble Holding International Ltd. (United Kingdom), Gtd. Notes(a)	7.750	01/15/24	100	89,500
Parsley Energy LLC/Parsley Finance Corp., Gtd. Notes, 144A	5.625	10/15/27	75	77,391
Pertamina Persero PT (Indonesia),
Sr. Unsec’d. Notes, EMTN	4.300	05/20/23	200	211,249
Sr. Unsec’d. Notes	4.875	05/03/22	200	214,836
Sr. Unsec’d. Notes	6.500	05/27/41	200	241,354
Petrobras Global Finance BV (Brazil),
Gtd. Notes	6.750	01/27/41	170	171,275
Gtd. Notes	7.375	01/17/27	550	610,775
Gtd. Notes	8.375	05/23/21	250	288,281
Gtd. Notes	8.750	05/23/26	150	181,688
Gtd. Notes, 144A	5.299	01/27/25	45	45,146

See Notes to Financial Statements.

36

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Petroleos de Venezuela SA (Venezuela),
Gtd. Notes(d)	5.375%	04/12/27	625	$180,625
Gtd. Notes	6.000	11/15/26	500	138,750
Gtd. Notes(a)	8.500	11/02/17	213	203,733
Gtd. Notes	9.000	11/17/21	150	66,375
Gtd. Notes	9.750	05/17/35	200	72,000
Sr. Sec’d. Notes, 144A	8.500	10/27/20	500	415,750
Petroleos Mexicanos (Mexico),
Gtd. Notes	5.375	03/13/22	100	106,290
Gtd. Notes	5.500	01/21/21	260	276,250
Gtd. Notes	5.500	06/27/44	350	316,190
Gtd. Notes	6.500	06/02/41	690	698,625
Gtd. Notes, MTN	6.875	08/04/26	80	89,880
Petroleum Co. of Trinidad & Tobago Ltd. (Trinidad And Tobago), Sr. Unsec’d. Notes	6.000	05/08/22	125	126,250
Precision Drilling Corp. (Canada), Gtd. Notes	7.750	12/15/23	150	153,750
Range Resources Corp.,
Gtd. Notes(a)	4.875	05/15/25	150	144,750
Gtd. Notes	5.000	03/15/23	75	74,249
Gtd. Notes	5.875	07/01/22	360	369,000
Rice Energy, Inc.,
Gtd. Notes	6.250	05/01/22	75	78,480
Gtd. Notes	7.250	05/01/23	175	188,380
RSP Permian, Inc., Gtd. Notes, 144A	5.250	01/15/25	175	178,063
Saka Energi Indonesia PT (Indonesia), Sr. Unsec’d. Notes, 144A	4.450	05/05/24	200	203,815
Seven Generations Energy Ltd. (Canada), Gtd. Notes, 144A	5.375	09/30/25	125	126,250
Sinopec Group Overseas Development 2012 Ltd. (China), Gtd. Notes	4.875	05/17/42	400	453,463
Sinopec Group Overseas Development 2015 Ltd. (China), Gtd. Notes	3.250	04/28/25	550	552,431
State Oil Co. of the Azerbaijan Republic (Azerbaijan), Sr. Unsec’d. Notes, EMTN	4.750	03/13/23	400	401,600
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes	5.500	08/01/20	100	102,750
Gtd. Notes	6.375	04/01/23	361	383,562
Transocean, Inc., Gtd. Notes, 144A	7.500	01/15/26	175	180,250
WPX Energy, Inc.,
Sr. Unsec’d. Notes	7.500	08/01/20	35	37,975
Sr. Unsec’d. Notes	5.250	09/15/24	100	100,375
Sr. Unsec’d. Notes	6.000	01/15/22	115	119,744
Sr. Unsec’d. Notes	8.250	08/01/23	100	112,625

See Notes to Financial Statements.

Prudential Income Builder Fund	37

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
YPF SA (Argentina),
Sr. Unsec’d. Notes	8.500%	03/23/21	150	$169,848
Sr. Unsec’d. Notes, 144A	8.500	03/23/21	50	56,616

				15,639,967

Packaging & Containers 0.4%
ARD Finance SA (Luxembourg), Sr. Sec’d. Notes, Cash coupon 7.125% or PIK 7.875%(a)	7.125	09/15/23	200	213,000
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Gtd. Notes, 144A	7.250	05/15/24	450	494,438
Coveris Holdings SA (Luxembourg), Gtd. Notes, 144A(a)	7.875	11/01/19	400	390,000
Owens-Brockway Glass Container, Inc., Gtd. Notes, 144A	6.375	08/15/25	50	56,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (New Zealand), Gtd. Notes, 144A(a)	7.000	07/15/24	350	373,625
Sealed Air Corp., Gtd. Notes, 144A	4.875	12/01/22	25	26,500

				1,554,063

Pharmaceuticals 0.6%
Endo Dac/Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A	6.000	07/15/23	400	324,000
Gtd. Notes, 144A	6.000	02/01/25	200	159,000
Endo Finance LLC/Endo Finco, Inc., Gtd. Notes, 144A	5.375	01/15/23	200	161,000
Horizon Pharma, Inc., Gtd. Notes	6.625	05/01/23	200	197,000
Valeant Pharmaceuticals International, Inc.,
Gtd. Notes, 144A	5.375	03/15/20	225	221,344
Gtd. Notes, 144A	5.500	03/01/23	25	21,000
Gtd. Notes, 144A(a)	6.125	04/15/25	375	315,000
Gtd. Notes, 144A	7.500	07/15/21	650	639,437
Sr. Sec’d. Notes, 144A	6.500	03/15/22	75	79,500
Vizient, Inc., Sr. Unsec’d. Notes, 144A	10.375	03/01/24	300	342,000

				2,459,281

Pipelines 0.6%
Andeavor Logistics LP/Tesoro Logistics Finance Corp., Gtd. Notes	6.375	05/01/24	125	136,875
Antero Midstream Partners LP/Antero Midstream Finance Corp., Gtd. Notes	5.375	09/15/24	50	52,000
DCP Midstream Operating LP, Gtd. Notes	5.600	04/01/44	25	23,875
Energy Transfer Equity LP, Sr. Sec’d. Notes	7.500	10/15/20	75	84,375

See Notes to Financial Statements.

38

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Pipelines (cont’d.)
Fermaca Enterprises S de RL de CV (Mexico), Sr. Sec’d. Notes, 144A	6.375%	03/30/38	232	$252,880
Genesis Energy LP/Genesis Energy Finance Corp., Gtd. Notes	6.750	08/01/22	175	180,687
NGPL PipeCo LLC,
Sr. Unsec’d. Notes, 144A	4.875	08/15/27	125	129,375
Sr. Unsec’d. Notes, 144A	7.768	12/15/37	175	218,312
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A	5.625	04/15/20	75	79,500
Sr. Unsec’d. Notes, 144A	6.000	01/15/19	150	155,250
Sr. Unsec’d. Notes, 144A	6.875	04/15/40	275	306,625
Southern Gas Corridor CJSC (Azerbaijan), Gov’t. Gtd. Notes, 144A	6.875	03/24/26	250	282,510
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A	5.500	09/15/24	125	129,219
Gtd. Notes, 144A	5.500	01/15/28	275	282,219
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes	5.125	02/01/25	125	128,750
Gtd. Notes	6.750	03/15/24	100	107,750

				2,550,202

Real Estate 0.1%
Crescent Communities LLC/Crescent Venture, Inc., Sr. Sec’d. Notes, 144A	8.875	10/15/21	238	252,875
Greystar Real Estate Partners LLC, Sr. Sec’d. Notes, 144A	8.250	12/01/22	100	106,540
Realogy Group LLC/Realogy Co-Issuer Corp., Gtd. Notes, 144A	4.875	06/01/23	100	102,970

				462,385

Real Estate Investment Trusts (REITs) 0.2%
FelCor Lodging LP, Gtd. Notes	6.000	06/01/25	100	107,750
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer, Inc.,
Gtd. Notes	4.500	09/01/26	125	125,469
Sr. Unsec’d. Notes, 144A	4.500	01/15/28	150	149,625
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes	5.000	10/15/27	125	128,437
Gtd. Notes	5.250	08/01/26	75	78,089
Gtd. Notes	6.375	03/01/24	75	81,094

See Notes to Financial Statements.

Prudential Income Builder Fund	39

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)
RHP Hotel Properties LP/RHP Finance Corp., Gtd. Notes	5.000%	04/15/21	200	$205,000
Sabra Health Care LP/Sabra Capital Corp.,
Gtd. Notes	5.375	06/01/23	50	51,625
Gtd. Notes	5.500	02/01/21	100	103,125

				1,030,214

Retail 1.2%
Brinker International, Inc., Gtd. Notes, 144A	5.000	10/01/24	75	75,000
Caleres, Inc., Gtd. Notes	6.250	08/15/23	125	131,563
CEC Entertainment, Inc., Gtd. Notes	8.000	02/15/22	200	206,750
Claire’s Stores, Inc., Sr. Sec’d. Notes, 144A	9.000	03/15/19	25	15,313
Cumberland Farms, Inc., Sr. Unsec’d. Notes, 144A	6.750	05/01/25	50	53,125
Ferrellgas LP/Ferrellgas Finance Corp., Gtd. Notes	6.750	06/15/23	50	46,500
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp.,
Sr. Unsec’d. Notes	8.625	06/15/20	200	178,500
Sr. Unsec’d. Notes(a)	8.625	06/15/20	375	334,687
Golden Nugget, Inc.,
Gtd. Notes, 144A	8.750	10/01/25	375	385,312
Sr. Unsec’d. Notes, 144A	6.750	10/15/24	275	279,812
Hot Topic, Inc., Sr. Sec’d. Notes, 144A	9.250	06/15/21	275	228,250
L Brands, Inc.,
Gtd. Notes	6.750	07/01/36	350	342,125
Gtd. Notes	6.875	11/01/35	300	297,750
Men’s Wearhouse, Inc. (The), Gtd. Notes	7.000	07/01/22	275	261,250
Neiman Marcus Group Ltd. LLC, Gtd. Notes, 144A	8.000	10/15/21	327	192,930
PetSmart, Inc.,
Gtd. Notes, 144A(a)	7.125	03/15/23	675	514,687
Gtd. Notes, 144A(a)	8.875	06/01/25	225	177,188
Sr. Sec’d. Notes, 144A	5.875	06/01/25	225	196,313
PF Chang’s China Bistro, Inc., Gtd. Notes, 144A	10.250	06/30/20	200	188,000
Rite Aid Corp., Gtd. Notes, 144A	6.125	04/01/23	650	604,500
Ruby Tuesday, Inc., Gtd. Notes	7.625	05/15/20	75	76,875
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes(a)	5.625	12/01/25	300	297,750
Tops Holding LLC/Tops Markets II Corp., Sr. Sec’d. Notes, 144A	8.000	06/15/22	175	105,000

				5,189,180

Semiconductors 0.1%
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	4.625	06/15/22	200	214,250
Sensata Technologies BV, Gtd. Notes, 144A	5.000	10/01/25	325	344,500

				558,750

See Notes to Financial Statements.

40

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Software 1.1%
BMC Software Finance, Inc., Sr. Unsec’d. Notes, 144A	8.125%	07/15/21	1,880	$1,924,650
BMC Software, Inc., Sr. Unsec’d. Notes	7.250	06/01/18	68	69,360
Boxer Parent Co., Inc., Sr. Unsec’d. Notes, Cash coupon 9.000% or PIK 9.750%, 144A	9.000	10/15/19	100	100,188
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., Sr. Unsec’d. Notes, 144A	5.750	03/01/25	120	122,700
First Data Corp., Gtd. Notes, 144A	7.000	12/01/23	1,225	1,310,774
Infor Software Parent LLC/Infor Software Parent, Inc., Gtd. Notes, Cash coupon 7.125% or PIK 7.875%, 144A(a)	7.125	05/01/21	590	606,225
Informatica LLC, Sr. Unsec’d. Notes, 144A	7.125	07/15/23	275	279,813
Nuance Communications, Inc., Gtd. Notes, 144A	5.375	08/15/20	48	48,648
Rackspace Hosting, Inc., Gtd. Notes, 144A(a)	8.625	11/15/24	75	78,984
RP Crown Parent LLC, Sr. Sec’d. Notes, 144A	7.375	10/15/24	205	213,200

				4,754,542

Telecommunications 2.1%
Aegis Merger Sub, Inc., Sr. Unsec’d. Notes, 144A	10.250	02/15/23	143	156,585
Bharti Airtel International Netherlands BV (India), Gtd. Notes	5.125	03/11/23	200	214,216
C&W Senior Financing Designated Activity Co. (Ireland), Sr. Unsec’d. Notes, 144A	6.875	09/15/27	200	209,000
CenturyLink, Inc.,
Series G, Sr. Unsec’d. Notes	6.875	01/15/28	75	74,620
Series S, Sr. Unsec’d. Notes	6.450	06/15/21	390	411,493
CommScope Technologies LLC, Gtd. Notes, 144A	6.000	06/15/25	260	274,625
Digicel Group Ltd. (Jamaica), Sr. Unsec’d. Notes, 144A	8.250	09/30/20	200	197,750
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A	6.750	03/01/23	400	394,824
Sr. Unsec’d. Notes	6.000	04/15/21	200	196,732
Frontier Communications Corp.,
Sr. Unsec’d. Notes(a)	6.875	01/15/25	100	74,344
Sr. Unsec’d. Notes	9.250	07/01/21	50	44,625
Sr. Unsec’d. Notes	10.500	09/15/22	225	196,313
Sr. Unsec’d. Notes	11.000	09/15/25	1,195	1,014,256
GTT Communications, Inc., Gtd. Notes, 144A	7.875	12/31/24	310	330,537
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes	5.500	08/01/23	475	404,937
Gtd. Notes, 144A	9.750	07/15/25	350	352,187
Level 3 Financing, Inc.,
Gtd. Notes	5.250	03/15/26	270	279,032
Gtd. Notes	5.375	01/15/24	25	25,969

See Notes to Financial Statements.

Prudential Income Builder Fund	41

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
MTN Mauritius Investment Ltd. (South Africa), Gtd. Notes, 144A	6.500%	10/13/26		200	$216,000
ORBCOMM, Inc., Sr. Sec’d. Notes, 144A	8.000	04/01/24		340	362,525
Sprint Capital Corp., Gtd. Notes	8.750	03/15/32		700	848,750
Sprint Corp.,
Gtd. Notes	7.250	09/15/21		500	545,000
Gtd. Notes(a)	7.625	02/15/25		640	701,600
T-Mobile USA, Inc., Gtd. Notes	6.625	04/01/23		250	262,500
ViaSat, Inc., Sr. Unsec’d. Notes, 144A	5.625	09/15/25		175	176,969
Wind Acquisition Finance SA (Italy),
Sec’d. Notes, 144A	7.375	04/23/21		315	327,222
Sr. Sec’d. Notes, 144A	6.500	04/30/20		200	206,820
Wind Tre SpA (Italy), Gtd. Notes, 144A	5.000	01/20/26		325	327,109
Xplornet Communications, Inc. (Canada), Sr. Unsec’d. Notes, Cash coupon 9.625% or PIK 10.625%, 144A	9.625	06/01/22		345	372,492

					9,199,032

Textiles 0.1%
Springs Industries, Inc., Sr. Sec’d. Notes	6.250	06/01/21		350	360,500

Transportation 0.2%
Georgian Railway JSC (Georgia), Sr. Unsec’d. Notes	7.750	07/11/22		200	223,254
Hornbeck Offshore Services, Inc.,
Gtd. Notes	5.000	03/01/21		25	13,250
Gtd. Notes	5.875	04/01/20		125	82,500
Kazakhstan Temir Zholy Finance BV (Kazakhstan), Gtd. Notes	6.950	07/10/42		200	223,832
XPO Logistics, Inc.,
Gtd. Notes, 144A(a)	6.125	09/01/23		75	78,938
Gtd. Notes, 144A(a)	6.500	06/15/22		375	393,412

					1,015,186

TOTAL CORPORATE BONDS (cost $105,171,773)					107,093,123

FOREIGN GOVERNMENT BONDS 10.7%
Angolan Government International Bond (Angola), Sr. Unsec’d. Notes	9.500	11/12/25		400	436,000
Argentina Bonar Bonds (Argentina), Bonds	8.750	05/07/24		300	350,152
Argentine Bonos del Tesoro (Argentina), Bonds	22.750	03/05/18	ARS	1,199	67,195

See Notes to Financial Statements.

42

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
FOREIGN GOVERNMENT BONDS (Continued)
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes	2.260	%(t)	12/31/38	EUR	200	$165,642
Sr. Unsec’d. Notes	2.500	(t)	12/31/38		180	129,330
Sr. Unsec’d. Notes	5.625		01/26/22		150	157,500
Sr. Unsec’d. Notes	7.500		04/22/26		480	542,400
Sr. Unsec’d. Notes	7.820		12/31/33	EUR	550	736,621
Sr. Unsec’d. Notes	8.280		12/31/33		631	736,280
Bahrain Government International Bond (Bahrain),
Sr. Unsec’d. Notes	7.000		10/12/28		200	205,512
Sr. Unsec’d. Notes, 144A	7.500		09/20/47		200	194,819
Brazil Loan Trust 1 (Brazil), Gov’t. Gtd. Notes	5.477		07/24/23		115	119,982
Brazil Minas SPE via State of Minas Gerais (Brazil), Gov’t. Gtd. Notes	5.333		02/15/28		500	508,750
Brazilian Government International Bond (Brazil),
Sr. Unsec’d. Notes	2.625		01/05/23		200	193,300
Sr. Unsec’d. Notes	5.625		01/07/41		150	152,025
Sr. Unsec’d. Notes	7.125		01/20/37		100	119,450
Sr. Unsec’d. Notes	8.250		01/20/34		348	452,226
City of Buenos Aires Argentina (Argentina), Sr. Unsec’d. Notes, EMTN	8.950		02/19/21		200	222,760
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes	6.125		01/18/41		355	417,835
Sr. Unsec’d. Notes	7.375		09/18/37		540	712,800
Sr. Unsec’d. Notes	10.375		01/28/33		200	311,000
Congolese International Bond (Congo), Sr. Unsec’d. Notes	6.000		06/30/29		163	120,436
Costa Rica Government International Bond (Costa Rica),
Sr. Unsec’d. Notes	4.250		01/26/23		400	395,500
Sr. Unsec’d. Notes	7.000		04/04/44		200	208,500
Sr. Unsec’d. Notes	7.158		03/12/45		200	212,500
Croatia Government International Bond (Croatia),
Sr. Unsec’d. Notes	5.500		04/04/23		250	276,011
Sr. Unsec’d. Notes	6.375		03/24/21		500	551,875
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes	5.875		04/18/24		300	326,625
Sr. Unsec’d. Notes	6.850		01/27/45		200	223,000
Sr. Unsec’d. Notes	7.450		04/30/44		550	653,125
Sr. Unsec’d. Notes	7.500		05/06/21		245	271,031

See Notes to Financial Statements.

Prudential Income Builder Fund	43

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
FOREIGN GOVERNMENT BONDS (Continued)
Ecuador Government International Bond (Ecuador),
Sr. Unsec’d. Notes	7.950%		06/20/24		200	$202,000
Sr. Unsec’d. Notes, 144A	8.750		06/02/23		265	277,985
Sr. Unsec’d. Notes, 144A	8.875		10/23/27		200	203,984
Sr. Unsec’d. Notes, 144A	9.650		12/13/26		200	217,000
Sr. Unsec’d. Notes	10.500		03/24/20		400	434,000
Sr. Unsec’d. Notes	10.750		03/28/22		400	452,000
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes	5.875		06/11/25		200	204,112
Sr. Unsec’d. Notes	6.875		04/30/40		100	99,433
Sr. Unsec’d. Notes, MTN	7.500		01/31/27		400	443,436
Sr. Unsec’d. Notes, 144A, MTN	8.500		01/31/47		455	514,638
Sr. Unsec’d. Notes, MTN	8.500		01/31/47		200	226,214
El Salvador Government International Bond (El Salvador),
Sr. Unsec’d. Notes	6.375		01/18/27		200	199,000
Sr. Unsec’d. Notes	7.375		12/01/19		205	212,688
Sr. Unsec’d. Notes	7.625		02/01/41		300	312,750
Sr. Unsec’d. Notes	7.750		01/24/23		300	323,250
Sr. Unsec’d. Notes	8.250		04/10/32		280	311,500
Sr. Unsec’d. Notes, 144A	8.625		02/28/29		50	56,625
Ethiopia International Bond (Ethiopia), Sr. Unsec’d. Notes	6.625		12/11/24		200	206,000
Export Credit Bank of Turkey (Turkey), Sr. Unsec’d. Notes, 144A	5.000		09/23/21		200	202,090
Export-Import Bank of India (India), Sr. Unsec’d. Notes, 144A	3.375		08/05/26		200	198,212
Gabon Government International Bond (Gabon),
Bonds	6.375		12/12/24		200	196,032
Sr. Unsec’d. Notes	6.950		06/16/25		400	400,489
Ghana Government International Bond (Ghana),
Sr. Unsec’d. Notes	7.875		08/07/23		300	324,390
Sr. Unsec’d. Notes	9.250		09/15/22		200	225,760
Guatemala Government Bond (Guatemala), Sr. Unsec’d. Notes	5.750		06/06/22		200	217,162
Hellenic Republic Government Bond (Greece),
Bonds(a)	3.000	(t)	02/24/38	EUR	240	207,779
Sr. Unsec’d. Notes, 144A	4.375		08/01/22	EUR	80	93,024
Honduras Government International Bond (Honduras),
Sr. Unsec’d. Notes	7.500		03/15/24		200	227,000
Sr. Unsec’d. Notes	8.750		12/16/20		200	227,376

See Notes to Financial Statements.

44

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
FOREIGN GOVERNMENT BONDS (Continued)
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes	5.375%	02/21/23		218	$244,160
Sr. Unsec’d. Notes	5.375	03/25/24		222	252,350
Sr. Unsec’d. Notes	5.750	11/22/23		200	229,881
Sr. Unsec’d. Notes	7.625	03/29/41		372	573,624
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes, 144A	4.350	01/08/27		200	212,084
Sr. Unsec’d. Notes, MTN	4.750	07/18/47		200	211,671
Sr. Unsec’d. Notes, EMTN	5.125	01/15/45		200	221,934
Sr. Unsec’d. Notes, EMTN	5.250	01/17/42		200	223,949
Sr. Unsec’d. Notes, 144A, MTN	5.950	01/08/46		200	247,352
Sr. Unsec’d. Notes	7.750	01/17/38		200	285,671
Sr. Unsec’d. Notes	8.500	10/12/35		200	299,243
Iraq International Bond (Iraq),
Sr. Unsec’d. Notes, 144A	6.752	03/09/23		200	200,385
Unsec’d. Notes	5.800	01/15/28		750	705,897
Ivory Coast Government International Bond (Cote D’lvoire),
Sr. Unsec’d. Notes, 144A	5.125	06/15/25	EUR	165	203,017
Sr. Unsec’d. Notes	6.375	03/03/28		600	622,978
Jamaica Government International Bond (Jamaica),
Sr. Unsec’d. Notes	7.625	07/09/25		200	241,468
Sr. Unsec’d. Notes	7.875	07/28/45		200	248,000
Sr. Unsec’d. Notes	8.000	03/15/39		100	124,750
Sr. Unsec’d. Notes	9.250	10/17/25		200	264,866
Jordan Government International Bond (Jordan),
Sr. Unsec’d. Notes	5.750	01/31/27		200	200,000
Sr. Unsec’d. Notes, 144A	7.375	10/10/47		200	209,300
KazAgro National Management Holding JSC (Kazakhstan), Sr. Unsec’d. Notes, EMTN	4.625	05/24/23		200	202,052
Kazakhstan Government International Bond (Kazakhstan), Sr. Unsec’d. Notes, EMTN	6.500	07/21/45		400	500,438
Kenya Government International Bond (Kenya), Sr. Unsec’d. Notes	6.875	06/24/24		400	415,680
Lebanon Government International Bond (Lebanon),
Sr. Unsec’d. Notes	6.000	01/27/23		155	150,803
Sr. Unsec’d. Notes, EMTN	6.100	10/04/22		255	251,969
Sr. Unsec’d. Notes, EMTN	6.250	05/27/22		135	133,952
Sr. Unsec’d. Notes, GMTN	6.250	11/04/24		110	106,053
Sr. Unsec’d. Notes, GMTN	6.375	03/09/20		120	121,872
Sr. Unsec’d. Notes	6.400	05/26/23		325	324,392
Sr. Unsec’d. Notes, GMTN	6.600	11/27/26		120	115,725
Sr. Unsec’d. Notes	6.650	04/22/24		185	182,616

See Notes to Financial Statements.

Prudential Income Builder Fund	45

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
FOREIGN GOVERNMENT BONDS (Continued)
Lebanon Government International Bond (Lebanon), (cont’d.)
Sr. Unsec’d. Notes, GMTN	6.650%	11/03/28	173	$164,372
Sr. Unsec’d. Notes	6.850	05/25/29	80	76,216
Sr. Unsec’d. Notes	7.250	03/23/37	55	52,381
Sr. Unsec’d. Notes, EMTN	8.250	04/12/21	260	275,593
Malaysia Sukuk Global Bhd (Malaysia), Gov’t. Gtd. Notes, 144A	4.080	04/27/46	250	262,875
Mexican Bonos (Mexico), Series M, Bonds	6.500	06/09/22	MXN 710	36,226
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes, MTN	6.050	01/11/40	530	620,630
Sr. Unsec’d. Notes, MTN	6.750	09/27/34	203	263,392
Mongolia Government International Bond (Mongolia),
Sr. Unsec’d. Notes, EMTN	4.125	01/05/18	200	200,200
Sr. Unsec’d. Notes, EMTN	5.125	12/05/22	200	198,760
Sr. Unsec’d. Notes, EMTN	10.875	04/06/21	400	469,693
Morocco Government International Bond (Morocco), Sr. Unsec’d. Notes	4.250	12/11/22	200	209,916
Nigeria Government International Bond (Nigeria),
Sr. Unsec’d. Notes	6.375	07/12/23	200	209,874
Sr. Unsec’d. Notes	6.750	01/28/21	200	212,564
Sr. Unsec’d. Notes	7.875	02/16/32	200	219,696
Oman Government International Bond (Oman),
Sr. Unsec’d. Notes	4.750	06/15/26	400	394,480
Sr. Unsec’d. Notes, 144A	6.500	03/08/47	205	210,984
Sr. Unsec’d. Notes	6.500	03/08/47	200	205,838
Pakistan Government International Bond (Pakistan),
Sr. Unsec’d. Notes	7.250	04/15/19	300	312,477
Sr. Unsec’d. Notes	8.250	04/15/24	200	222,810
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes	4.300	04/29/53	250	256,250
Sr. Unsec’d. Notes	6.700	01/26/36	100	132,000
Sr. Unsec’d. Notes	7.125	01/29/26	335	430,475
Sr. Unsec’d. Notes	9.375	04/01/29	100	150,250
Paraguay Government International Bond (Paraguay), Sr. Unsec’d. Notes	6.100	08/11/44	200	228,500
Perusahaan Penerbit SBSN Indonesia III (Indonesia), Sr. Unsec’d. Notes, 144A	4.325	05/28/25	200	209,300
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes	5.625	11/18/50	195	246,090
Sr. Unsec’d. Notes	6.550	03/14/37	655	880,975

See Notes to Financial Statements.

46

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
FOREIGN GOVERNMENT BONDS (Continued)
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes	3.950%		01/20/40	100	$103,243
Sr. Unsec’d. Notes	7.750		01/14/31	460	661,722
Provincia de Buenos Aires (Argentina),
Sr. Unsec’d. Notes	3.000	(t)	05/01/20	EUR 90	104,979
Sr. Unsec’d. Notes	9.125		03/16/24	150	174,750
Sr. Unsec’d. Notes	9.950		06/09/21	150	174,398
Republic of Armenia International Bond (Armenia), Sr. Unsec’d. Notes	6.000		09/30/20	200	210,540
Republic of Azerbaijan International Bond (Azerbaijan), Sr. Unsec’d. Notes	4.750		03/18/24	200	205,718
Republic of Belarus International Bond (Belarus), Sr. Unsec’d. Notes, 144A	6.875		02/28/23	225	239,108
Republic of Cameroon International Bond (Cameroon), Sr. Unsec’d. Notes	9.500		11/19/25	200	237,032
Republic of South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes	4.665		01/17/24	150	151,979
Sr. Unsec’d. Notes	4.875		04/14/26	400	397,594
Sr. Unsec’d. Notes	5.875		09/16/25	200	213,190
Sr. Unsec’d. Notes	6.250		03/08/41	550	576,994
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, EMTN	3.875		10/29/35	EUR 150	188,648
Sr. Unsec’d. Notes, EMTN	6.125		01/22/44	242	306,954
Russian Foreign Bond - Eurobond (Russia),
Sr. Unsec’d. Notes, 144A	4.250		06/23/27	200	203,834
Sr. Unsec’d. Notes	4.750		05/27/26	400	422,224
Sr. Unsec’d. Notes	5.250		06/23/47	400	409,500
Sr. Unsec’d. Notes	5.625		04/04/42	200	220,584
Sr. Unsec’d. Notes	12.750		06/24/28	290	508,291
Senegal Government International Bond (Senegal),
Sr. Unsec’d. Notes	8.750		05/13/21	200	231,428
Unsec’d. Notes, 144A	6.250		05/23/33	205	211,898
Serbia International Bond (Serbia), Sr. Unsec’d. Notes	4.875		02/25/20	600	624,971
Sri Lanka Government International Bond (Sri Lanka),
Sr. Unsec’d. Notes	5.875		07/25/22	210	224,175
Sr. Unsec’d. Notes	6.250		10/04/20	120	128,118
Sr. Unsec’d. Notes	6.250		07/27/21	230	247,825
Sr. Unsec’d. Notes	6.850		11/03/25	400	443,994
Third Pakistan International Sukuk Co. Ltd. (The) (Pakistan), Sr. Unsec’d. Notes, 144A	5.500		10/13/21	200	203,593

See Notes to Financial Statements.

Prudential Income Builder Fund	47

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
FOREIGN GOVERNMENT BONDS (Continued)
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes	3.250%		03/23/23	200	$188,572
Sr. Unsec’d. Notes	4.875		04/16/43	200	172,461
Sr. Unsec’d. Notes	5.625		03/30/21	200	210,814
Sr. Unsec’d. Notes	5.750		03/22/24	200	210,603
Sr. Unsec’d. Notes	5.750		05/11/47	200	190,600
Sr. Unsec’d. Notes	6.000		01/14/41	400	399,898
Sr. Unsec’d. Notes	6.250		09/26/22	300	325,589
Sr. Unsec’d. Notes	6.875		03/17/36	459	505,506
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes, 144A	4.925	(s)	05/31/40	35	19,958
Sr. Unsec’d. Notes	4.994	(s)	05/31/40	50	28,511
Sr. Unsec’d. Notes, 144A	7.375		09/25/32	325	320,408
Sr. Unsec’d. Notes	7.750		09/01/20	100	106,605
Sr. Unsec’d. Notes, 144A	7.750		09/01/20	106	113,001
Sr. Unsec’d. Notes	7.750		09/01/22	100	106,871
Sr. Unsec’d. Notes, 144A	7.750		09/01/22	104	111,145
Sr. Unsec’d. Notes	7.750		09/01/23	300	318,387
Sr. Unsec’d. Notes	7.750		09/01/24	215	225,362
Sr. Unsec’d. Notes	7.750		09/01/25	600	624,024
Sr. Unsec’d. Notes	7.750		09/01/26	204	210,336
Sr. Unsec’d. Notes	7.750		09/01/27	300	309,023
Ukreximbank Via Biz Finance PLC (Ukraine), Sr. Unsec’d. Notes	9.625		04/27/22	200	216,016
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes	5.100		06/18/50	255	273,487
Sr. Unsec’d. Notes	7.625		03/21/36	300	423,750
Venezuela Government International Bond (Venezuela),
Sr. Unsec’d. Notes	7.000		03/31/38	620	201,500
Sr. Unsec’d. Notes	7.750		10/13/19	110	51,425
Sr. Unsec’d. Notes	9.000		05/07/23	100	34,250
Sr. Unsec’d. Notes	11.950		08/05/31	300	120,750
Vietnam Government International Bond (Vietnam), Sr. Unsec’d. Notes	4.800		11/19/24	200	214,551
Zambia Government International Bond (Zambia),
Sr. Unsec’d. Notes	8.500		04/14/24	200	214,040
Unsec’d. Notes	5.375		09/20/22	200	191,042

TOTAL FOREIGN GOVERNMENT BONDS (cost $45,797,342)					48,132,829

U.S. TREASURY OBLIGATION 0.1%
U.S. Treasury Notes(k) (cost $302,512)	2.250		11/15/24	300	300,258

TOTAL LONG-TERM INVESTMENTS (cost $409,818,181)					436,104,245

See Notes to Financial Statements.

48

Description	Shares	Value
SHORT-TERM INVESTMENTS 5.9%

AFFILIATED MUTUAL FUNDS 5.9%
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund(b)	9,514,021	$9,514,021
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund (cost $16,867,896; includes $16,848,946 of cash collateral for securities on loan)(b)(w)	16,866,939	16,868,625

TOTAL AFFILIATED MUTUAL FUNDS (cost $26,381,917)		26,382,646

OPTIONS PURCHASED* 0.0%
(cost $101,802)		115,698

TOTAL SHORT-TERM INVESTMENTS (cost $26,483,719)		26,498,344

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 103.1% (cost $436,301,900)		462,602,589

OPTIONS WRITTEN* (0.0)%
(premiums received $62,481)		(41,228)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 103.1% (cost $436,239,419)		462,561,361
Liabilities in excess of other assets(z) (3.1)%		(14,075,482)

NET ASSETS 100.0%		$448,485,879

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR—American Depositary Receipt

CLO—Collateralized Loan Obligation

CVA—Certificate Van Aandelen (Bearer)

CVT—Convertible Security

EMTN—Euro Medium Term Note

ETF—Exchange Traded Fund

GMTN—Global Medium Term Note

MLP—Master Limited Partnership

MTN—Medium Term Note

OTC—Over-the-counter

PIK—Payment-in-Kind

REIT(s)—Real Estate Investment Trust(s)

SPDR—Standard & Poor’s Depository Receipts

ARS—Argentine Peso

AUD—Australian Dollar

BRL—Brazilian Real

CHF—Swiss Franc

CLP—Chilean Peso

See Notes to Financial Statements.

Prudential Income Builder Fund	49

Schedule of Investments (continued)

as of October 31, 2017

CNH—Chinese Renminbi

COP—Colombian Peso

CZK—Czech Koruna

EUR—Euro

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

RUB—Russian Ruble

SGD—Singapore Dollar

THB—Thai Baht

TRY—Turkish Lira

TWD—New Taiwanese Dollar

USD—United States Dollar

ZAR—South African Rand

*	Non-income producing security.
^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $2,096,331 and 0.5% of net assets.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $16,437,021; cash collateral of $16,848,946 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2017.
(d)	Represents issuer in default on interest payments and/or principal repayment, Non-income producing security. Such securities may be post maturity.
(f)	Indicates a restricted security; the aggregate original cost of the restricted securities is $239,983. The aggregate value of $228,125 is approximately 0.1% of net assets.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rates shown are the effective yields at purchase date.
(s)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.
(t)	Represents step coupon bond. Rate shown reflects the rate in effect at October 31, 2017.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

50

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end with the exception of options which are included in net assets at market value:

OTC Options Purchased:

Description	Call/Put	Counterparty	Expiration Date	Strike Price	Contracts	Notional Amount (000)#		Value
Currency Option EUR vs BRL	Call	Citigroup Global Markets	04/04/18	3.40	—	EUR	400	$62,416
Currency Option EUR vs ZAR	Call	Goldman Sachs & Co.	04/04/18	15.00	—	EUR	200	29,507
Currency Option USD vs MXN	Call	Citigroup Global Markets	03/23/18	19.25	—		600	23,775

								$115,698

OTC Options Written:
Description	Call/Put	Counterparty	Expiration Date	Strike Price	Contracts	Notional Amount (000)#		Value
Currency Option EUR vs BRL	Call	Citigroup Global Markets	04/04/18	3.80	—	EUR	400	$(22,332)
Currency Option EUR vs ZAR	Call	Goldman Sachs & Co.	04/04/18	17.00	—	EUR	200	(10,753)
Currency Option USD vs MXN	Call	Citigroup Global Markets	03/23/18	21.25	—		600	(6,320)
Currency Option EUR vs BRL	Put	Citigroup Global Markets	04/04/18	3.20	—	EUR	400	(86)
Currency Option EUR vs ZAR	Put	Goldman Sachs & Co.	04/04/18	14.00	—	EUR	200	(334)
Currency Option USD vs MXN	Put	Citigroup Global Markets	03/23/18	17.75	—		600	(1,403)

								$(41,228)

See Notes to Financial Statements.

Prudential Income Builder Fund	51

Schedule of Investments (continued)

as of October 31, 2017

Futures contracts outstanding at October 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
	Long Positions:
10	2 Year U.S. Treasury Notes	Dec. 2017	$2,160,844	$2,153,594	$(7,250)
39	10 Year U.S. Treasury Notes	Dec. 2017	4,892,696	4,872,563	(20,133)
6	20 Year U.S. Treasury Bonds	Dec. 2017	929,977	914,813	(15,164)
4	30 Year U.S. Ultra Treasury Bonds	Dec. 2017	670,281	659,125	(11,156)

					$(53,703)

Cash of $100,000 and a security with a market value of $120,103 have been segregated with Citigroup Global Markets to cover requirement for open futures contracts at October 31, 2017.

Forward foreign currency exchange contracts outstanding at October 31, 2017:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Argentine Peso,
Expiring 11/17/17	BNP Paribas	ARS	1,369	$77,146	$76,670	$(476)
Expiring 11/21/17	Citigroup Global Markets	ARS	2,020	113,876	112,854	(1,022)
Australian Dollar,
Expiring 01/12/18	Citigroup Global Markets	AUD	109	83,300	83,113	(187)
Brazilian Real,
Expiring 11/03/17	Citigroup Global Markets	BRL	934	291,539	285,317	(6,222)
Expiring 11/03/17	Citigroup Global Markets	BRL	299	93,571	91,300	(2,271)
Expiring 11/03/17	UBS AG	BRL	347	111,708	105,909	(5,799)
Expiring 11/03/17	UBS AG	BRL	257	79,898	78,449	(1,449)
Expiring 02/02/18	Citigroup Global Markets	BRL	627	189,100	189,467	367
Colombian Peso,
Expiring 12/18/17	Citigroup Global Markets	COP	408,380	139,293	133,626	(5,667)
Expiring 12/18/17	Citigroup Global Markets	COP	313,241	106,004	102,496	(3,508)
Czech Koruna,
Expiring 01/08/18	UBS AG	CZK	4,222	193,368	192,539	(829)
Expiring 01/08/18	UBS AG	CZK	4,222	193,311	192,539	(772)
Hungarian Forint,
Expiring 01/24/18	Goldman Sachs & Co.	HUF	113,311	435,043	425,808	(9,235)
Indian Rupee,
Expiring 01/30/18	Bank of America	INR	28,775	438,951	439,222	271
Expiring 01/30/18	Citigroup Global Markets	INR	20,320	309,283	310,164	881
Expiring 01/30/18	Morgan Stanley	INR	28,775	437,349	439,222	1,873

See Notes to Financial Statements.

52

Forward foreign currency exchange contracts outstanding at October 31, 2017 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
Indian Rupee, (cont’d.)
Expiring 11/03/17	Citigroup Global Markets	INR	56,093	$873,087	$865,659	$(7,428)
Expiring 11/03/17	Citigroup Global Markets	INR	8,419	129,000	129,920	920
Expiring 11/03/17	Citigroup Global Markets	INR	3,809	58,000	58,781	781
Expiring 11/03/17	UBS AG	INR	37,395	577,978	577,106	(872)
Indonesian Rupiah,
Expiring 11/16/17	Citigroup Global Markets	IDR	3,774,229	279,552	277,907	(1,645)
Expiring 11/16/17	Citigroup Global Markets	IDR	1,103,533	83,639	81,256	(2,383)
Expiring 02/12/18	Morgan Stanley	IDR	7,184,389	525,056	524,391	(665)
Mexican Peso,
Expiring 11/10/17	Citigroup Global Markets	MXN	11,460	631,961	596,676	(35,285)
Expiring 03/27/18	Citigroup Global Markets	MXN	4,973	250,000	252,977	2,977
New Taiwanese Dollar,
Expiring 11/08/17	Barclays Capital Group	TWD	10,489	346,000	347,912	1,912
Expiring 11/08/17	Barclays Capital Group	TWD	5,254	173,000	174,271	1,271
Expiring 11/08/17	Citigroup Global Markets	TWD	2,325	77,000	77,132	132
Expiring 11/08/17	Citigroup Global Markets	TWD	1,869	62,000	62,003	3
Expiring 11/08/17	UBS AG	TWD	5,689	187,000	188,703	1,703
Philippine Peso,
Expiring 12/15/17	Citigroup Global Markets	PHP	6,631	129,219	128,084	(1,135)
Expiring 12/15/17	UBS AG	PHP	12,697	245,000	245,244	244
Expiring 12/15/17	UBS AG	PHP	4,230	83,122	81,702	(1,420)
Expiring 01/25/18	Citigroup Global Markets	PHP	15,451	302,656	297,690	(4,966)
Polish Zloty,
Expiring 01/24/18	Barclays Capital Group	PLN	742	206,588	204,050	(2,538)
Russian Ruble,
Expiring 11/17/17	Citigroup Global Markets	RUB	4,126	68,250	70,358	2,108
Expiring 11/17/17	Citigroup Global Markets	RUB	4,123	68,250	70,296	2,046
Expiring 11/17/17	Citigroup Global Markets	RUB	3,962	65,588	67,552	1,964
Expiring 01/12/18	JPMorgan Chase	RUB	40,840	693,341	689,457	(3,884)
Singapore Dollar,
Expiring 11/13/17	Citigroup Global Markets	SGD	317	235,000	232,319	(2,681)
Expiring 11/13/17	Citigroup Global Markets	SGD	316	233,450	231,335	(2,115)
Expiring 11/13/17	Citigroup Global Markets	SGD	197	146,000	144,568	(1,432)
Expiring 11/13/17	Citigroup Global Markets	SGD	115	86,000	84,548	(1,452)
Expiring 11/13/17	UBS AG	SGD	102	75,600	74,507	(1,093)
Expiring 11/13/17	UBS AG	SGD	102	75,600	74,498	(1,102)
South African Rand,
Expiring 12/15/17	Citigroup Global Markets	ZAR	5,777	418,900	405,317	(13,583)

See Notes to Financial Statements.

Prudential Income Builder Fund	53

Schedule of Investments (continued)

as of October 31, 2017

Forward foreign currency exchange contracts outstanding at October 31, 2017 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
South Korean Won,
Expiring 11/17/17	JPMorgan Chase	KRW	172,169	$152,700	$153,686	$986
Expiring 11/17/17	UBS AG	KRW	197,727	176,000	176,501	501
Thai Baht,
Expiring 11/10/17	Citigroup Global Markets	THB	6,028	181,000	181,472	472
Expiring 11/10/17	Citigroup Global Markets	THB	7,035	212,001	211,775	(226)
Turkish Lira,
Expiring 12/15/17	Hong Kong & Shanghai Bank	TRY	2,257	635,898	587,061	(48,837)

				$12,036,176	$11,885,409	$(150,767)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/12/18	Citigroup Global Markets	AUD	109	$84,231	$83,095	$1,136
Expiring 01/12/18	Citigroup Global Markets	AUD	109	84,231	83,065	1,166
Brazilian Real,
Expiring 11/03/17	Citigroup Global Markets	BRL	627	191,274	191,704	(430)
Expiring 11/03/17	Barclays Capital Group	BRL	460	141,674	140,673	1,001
Expiring 11/03/17	Citigroup Global Markets	BRL	455	141,699	139,146	2,553
Expiring 11/03/17	Citigroup Global Markets	BRL	293	92,000	89,452	2,548
Chilean Peso,
Expiring 01/17/18	Barclays Capital Group	CLP	64,911	103,000	101,878	1,122
Expiring 01/17/18	Citigroup Global Markets	CLP	79,257	125,760	124,394	1,366
Chinese Renminbi,
Expiring 01/26/18	Citigroup Global Markets	CNH	1,018	152,392	152,640	(248)
Colombian Peso,
Expiring 12/18/17	Barclays Capital Group	COP	413,630	140,000	135,344	4,656
Expiring 12/18/17	Citigroup Global Markets	COP	420,563	141,699	137,613	4,086
Czech Koruna,
Expiring 01/08/18	Citigroup Global Markets	CZK	4,058	185,000	185,098	(98)
Euro,
Expiring 01/26/18	Citigroup Global Markets	EUR	997	1,183,504	1,167,675	15,829
Expiring 01/26/18	Citigroup Global Markets	EUR	136	159,900	159,166	734
Expiring 01/26/18	Citigroup Global Markets	EUR	122	141,862	142,360	(498)
Expiring 01/26/18	Citigroup Global Markets	EUR	122	141,533	142,360	(827)
Expiring 01/26/18	UBS AG	EUR	997	1,183,800	1,167,676	16,124
Expiring 01/26/18	UBS AG	EUR	109	127,000	127,744	(744)
Expiring 01/26/18	UBS AG	EUR	100	117,000	117,239	(239)

See Notes to Financial Statements.

54

Forward foreign currency exchange contracts outstanding at October 31, 2017 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
Indian Rupee,
Expiring 11/03/17	Bank of America	INR	28,775	$443,312	$444,080	$(768)
Expiring 11/03/17	Citigroup Global Markets	INR	20,320	312,331	313,595	(1,264)
Expiring 11/03/17	Citigroup Global Markets	INR	15,609	242,000	240,888	1,112
Expiring 11/03/17	Citigroup Global Markets	INR	12,235	189,999	188,823	1,176
Expiring 11/03/17	Morgan Stanley	INR	28,775	441,747	444,080	(2,333)
Israeli Shekel,
Expiring 01/24/18	Citigroup Global Markets	ILS	495	141,674	140,994	680
Expiring 01/24/18	Citigroup Global Markets	ILS	400	114,403	114,044	359
Japanese Yen,
Expiring 01/26/18	Citigroup Global Markets	JPY	29,480	260,077	260,468	(391)
Expiring 01/26/18	UBS AG	JPY	23,026	203,000	203,449	(449)
Mexican Peso,
Expiring 11/10/17	Citigroup Global Markets	MXN	1,230	68,421	64,037	4,384
Expiring 11/10/17	JPMorgan Chase	MXN	2,116	111,000	110,175	825
Expiring 11/10/17	UBS AG	MXN	1,332	69,000	69,335	(335)
New Taiwanese Dollar,
Expiring 11/08/17	Barclays Capital Group	TWD	3,378	112,000	112,062	(62)
Expiring 11/08/17	Citigroup Global Markets	TWD	37,088	1,228,896	1,230,183	(1,287)
Expiring 11/08/17	Citigroup Global Markets	TWD	2,479	81,886	82,216	(330)
Expiring 11/08/17	UBS AG	TWD	7,733	258,000	256,507	1,493
Peruvian Nuevo Sol,
Expiring 01/12/18	Citigroup Global Markets	PEN	1,560	475,090	478,274	(3,184)
Philippine Peso,
Expiring 12/15/17	Citigroup Global Markets	PHP	11,331	221,001	218,847	2,154
Expiring 12/15/17	UBS AG	PHP	14,018	272,000	270,747	1,253
Polish Zloty,
Expiring 01/24/18	Citigroup Global Markets	PLN	516	141,170	141,923	(753)
Russian Ruble,
Expiring 11/17/17	Citigroup Global Markets	RUB	5,571	96,000	94,983	1,017
Expiring 01/12/18	Barclays Capital Group	RUB	15,747	268,653	265,844	2,809
Expiring 01/12/18	Barclays Capital Group	RUB	8,005	135,250	135,149	101
Expiring 01/12/18	Barclays Capital Group	RUB	7,970	135,250	134,553	697
Singapore Dollar,
Expiring 11/13/17	Citigroup Global Markets	SGD	427	314,000	313,472	528
Expiring 11/13/17	Morgan Stanley	SGD	851	624,978	624,233	745
Expiring 11/13/17	UBS AG	SGD	316	233,450	232,149	1,301
Expiring 11/13/17	UBS AG	SGD	187	137,539	136,925	614

See Notes to Financial Statements.

Prudential Income Builder Fund	55

Schedule of Investments (continued)

as of October 31, 2017

Forward foreign currency exchange contracts outstanding at October 31, 2017 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
South African Rand,
Expiring 12/15/17	UBS AG	ZAR	2,866	$213,467	$201,084	$12,383
Expiring 12/15/17	UBS AG	ZAR	2,866	213,467	201,085	12,382
South Korean Won,
Expiring 11/17/17	Citigroup Global Markets	KRW	189,779	167,000	169,405	(2,405)
Expiring 11/17/17	Citigroup Global Markets	KRW	160,493	141,000	143,264	(2,264)
Expiring 11/17/17	Citigroup Global Markets	KRW	19,987	17,556	17,841	(285)
Swiss Franc,
Expiring 01/26/18	Bank of America	CHF	38	39,099	38,831	268
Expiring 01/26/18	JPMorgan Chase	CHF	38	39,101	38,831	270
Expiring 01/26/18	UBS AG	CHF	77	78,085	77,662	423
Thai Baht,
Expiring 11/10/17	Citigroup Global Markets	THB	7,165	215,593	215,695	(102)
Turkish Lira,
Expiring 12/15/17	UBS AG	TRY	534	141,700	139,001	2,699
Expiring 12/15/17	UBS AG	TRY	287	75,000	74,719	281
Expiring 12/15/17	UBS AG	TRY	251	69,000	65,349	3,651

				$13,379,754	$13,293,124	$86,630

						$(64,137)

Cross currency exchange contracts outstanding at October 31, 2017:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation (Depreciation)	Counterparty
OTC cross currency exchange contracts:
01/26/2018	Buy	CHF	78	EUR	67	$(314)	UBS AG
04/06/2018	Buy	BRL	603	EUR	166	(14,477)	Citigroup Global Markets
04/06/2018	Buy	ZAR	1,369	EUR	86	(6,825)	Goldman Sachs & Co.

						$(21,616)

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

See Notes to Financial Statements.

56

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$57,825,115	$—	$—
Common Stocks	175,684,487	10,882,925	—
Exchange Traded Funds	40,425,469	—	—
Preferred Stocks	16,288,042	—	—
Asset-Backed Securities:
Collateralized Loan Obligations	—	3,758,312	1,000,000
Convertible Bond	—	—	1,096,331
Corporate Bonds	—	107,093,123	—
Foreign Government Bonds	—	48,132,829	—
U.S. Treasury Obligation	—	300,258	—
Options Purchased	—	115,698	—
Options Written	—	(41,228)	—
Other Financial Instruments*
Futures Contracts	(53,703)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(64,137)	—
OTC Cross Currency Exchange Contracts	—	(21,616)	—

Total	$290,169,410	$170,156,164	$2,096,331

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2017 were as follows (unaudited):

Affiliated Mutual Funds (including 3.8% of collateral for securities on loan)	12.9%
Oil, Gas & Consumable Fuels	12.3
Equity Real Estate Investment Trusts (REITs)	11.7%
Foreign Government Bonds	10.7
Exchange Traded Funds	9.0

See Notes to Financial Statements.

Prudential Income Builder Fund	57

Schedule of Investments (continued)

as of October 31, 2017

Industry (cont’d.)
Banks	4.3%
Oil & Gas	3.5
Software	2.7
Pharmaceuticals	2.5
Chemicals	2.1
Telecommunications	2.1
Media	2.1
Aerospace & Defense	1.5
Electric	1.4
Healthcare-Services	1.2
Retail	1.2
Collateralized Loan Obligations	1.1
Hotels, Restaurants & Leisure	1.0
Mining	0.9
IT Services	0.9
Entertainment	0.9
Technology Hardware, Storage & Peripherals	0.9
Home Builders	0.8
Biotechnology	0.8
Pipelines	0.6
Foods	0.6
Mortgage Real Estate Investment Trusts (REITs)	0.5
Insurance	0.5
Beverages	0.5
Electric Utilities	0.4
Commercial Services	0.4
Independent Power & Renewable Electricity Producers	0.4
Building Materials	0.4
Food & Staples Retailing	0.4
Computers	0.4
Machinery	0.4
Household Products	0.4
Industrial Conglomerates	0.4
Semiconductors & Semiconductor Equipment	0.4
Metals & Mining	0.4
Health Care Providers & Services	0.4
Life Sciences Tools & Services	0.4
Air Freight & Logistics	0.4
Packaging & Containers	0.4
Multi-Utilities	0.3
Lodging	0.3
Specialty Retail	0.3
Food Products	0.3
Auto Parts & Equipment	0.3
Diversified Financial Services	0.3%
Coal	0.3
Miscellaneous Manufacturing	0.3
Internet Software & Services	0.3
Electronic Equipment, Instruments & Components	0.2
Communications Equipment	0.2
Real Estate Investment Trusts (REITs)	0.2
Transportation	0.2
Textiles, Apparel & Luxury Goods	0.2
Health Care Equipment & Supplies	0.2
Engineering & Construction	0.2
Road & Rail	0.2
Healthcare-Products	0.2
Capital Markets	0.1
Distribution/Wholesale	0.1
Energy Equipment & Services	0.1
Diversified Machinery	0.1
Transportation Infrastructure	0.1
Iron/Steel	0.1
Semiconductors	0.1
Real Estate	0.1
Auto Manufacturers	0.1
Metal Fabricate/Hardware	0.1
Textiles	0.1
Gas	0.1
U.S. Treasury Obligation	0.1
Leisure Time	0.1
Office/Business Equipment	0.0	*
Home Furnishings	0.0	*
Advertising	0.0	*
Internet	0.0	*
Environmental Control	0.0	*
Agriculture	0.0	*
Hand/Machine Tools	0.0	*
Electrical Components & Equipment	0.0	*
Housewares	0.0	*
Forest Products & Paper	0.0	*
Options Purchased	0.0	*

	103.1
Options Written	(0.0	)*
Liabilities in excess of other assets	(3.1)

	100.0%

*	Less than +/- 0.05%

See Notes to Financial Statements.

58

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unaffiliated investments	$115,698	Options written outstanding, at value	$41,228
Foreign exchange contracts	—	—	Unrealized depreciation on OTC cross currency exchange contracts	21,616
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	127,338	Unrealized depreciation on OTC forward foreign currency exchange contracts	191,475
Interest rate contracts	—	—	Due from/to broker—variation margin futures	53,703	*

Total		$243,036		$308,022

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward & Cross Currency Contracts	Swaps	Total
Credit contracts	$—	$—	$589,906	$589,906
Foreign exchange contracts	—	240,100	—	240,100
Interest rate contracts	37,652	—	—	37,652

Total	$37,652	$240,100	$589,906	$867,658

See Notes to Financial Statements.

Prudential Income Builder Fund	59

Schedule of Investments (continued)

as of October 31, 2017

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(484,271)	$(484,271)
Foreign exchange contracts	13,896	21,253	—	353	—	35,502
Interest rate contracts	—	—	(23,305)	—	—	(23,305)

Total	$13,896	$21,253	$(23,305)	$353	$(484,271)	$(472,074)

(1)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended October 31, 2017, the Fund’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(4)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)
$61,081	$1,545,107	$7,794,036	$919,903

Forward Foreign Currency Exchange Contracts— Purchased(3)	Forward Foreign Currency Exchange Contracts— Sold(3)	Cross Currency Exchange Contracts(2)	Credit Default Swap Agreements— Sell Protection(4)
$11,554,660	$12,217,904	$843,416	$4,416,000

(1)	Cost.
(2)	Value at Trade Date.
(3)	Value at Settlement Date.
(4)	Notional Amount in USD.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

See Notes to Financial Statements.

60

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$16,437,021	$(16,437,021)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America	$539	$(768)	$(229)	$—	$(229)
Barclays Capital Group	13,569	(2,600)	10,969	—	10,969
BNP Paribas	—	(476)	(476)	—	(476)
Citigroup Global Markets	139,670	(152,192)	(12,522)	—	(12,522)
Goldman Sachs & Co.	29,507	(27,147)	2,360	—	2,360
Hong Kong & Shanghai Bank	—	(48,837)	(48,837)	—	(48,837)
JPMorgan Chase	2,081	(3,884)	(1,803)	—	(1,803)
Morgan Stanley	2,618	(2,998)	(380)	—	(380)
UBS AG	55,052	(15,417)	39,635	—	39,635

	$243,036	$(254,319)	$(11,283)	$—	$(11,283)

(1)	Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.
(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

Prudential Income Builder Fund	61

Statement of Assets & Liabilities

as of October 31, 2017

Assets
Investments at value, including securities on loan of $16,437,021:
Unaffiliated investments (cost $378,860,336)	$404,777,474
Affiliated investments (cost $57,441,564)	57,825,115
Cash	86,835
Foreign currency, at value (cost $20,194)	20,107
Deposit with broker for futures	100,000
Dividends and interest receivable	3,172,031
Receivable for Fund shares sold	2,874,011
Receivable for investments sold	2,678,137
Unrealized appreciation on OTC forward foreign currency exchange contracts	127,338
Tax reclaim receivable	15,393
Prepaid expenses	3,459

Total assets	471,679,900

Liabilities
Payable to broker for collateral for securities on loan	16,848,946
Payable for investments purchased	3,508,448
Payable for Fund shares reacquired	1,956,242
Unrealized depreciation on OTC forward foreign currency exchange contracts	191,475
Accrued expenses and other liabilities	165,934
Dividends payable	163,079
Distribution fee payable	148,896
Management fee payable	127,504
Options written outstanding, at value (premiums received $62,481)	41,228
Unrealized depreciation on OTC cross currency exchange contracts	21,616
Affiliated transfer agent fee payable	19,033
Due to broker—variation margin futures	1,453
Deferred trustees’ fees	167

Total liabilities	23,194,021

Net Assets	$448,485,879

Net assets were comprised of:
Shares of beneficial interest, at par	$46,761
Paid-in capital in excess of par	451,316,507

451,363,268
Distributions in excess of net investment income	(312,127)
Accumulated net realized loss on investment and foreign currency transactions	(28,746,609)
Net unrealized appreciation on investments and foreign currencies	26,181,347

Net assets, October 31, 2017	$448,485,879

See Notes to Financial Statements.

62

Class A
Net asset value and redemption price per share,
($171,046,832 ÷ 17,771,295 shares of beneficial interest issued and outstanding)	$9.62
Maximum sales charge (4.50% of offering price)	0.45

Maximum offering price to public	$10.07

Class B
Net asset value, offering price and redemption price per share,
($2,331,846 ÷ 246,884 shares of beneficial interest issued and outstanding)	$9.45

Class C
Net asset value, offering price and redemption price per share,
($129,396,958 ÷ 13,705,541 shares of beneficial interest issued and outstanding)	$9.44

Class Q
Net asset value, offering price and redemption price per share,
($2,621,946 ÷ 270,717 shares of beneficial interest issued and outstanding)	$9.69

Class R
Net asset value, offering price and redemption price per share,
($610,366 ÷ 63,505 shares of beneficial interest issued and outstanding)	$9.61

Class Z
Net asset value, offering price and redemption price per share,
($142,477,931 ÷ 14,702,840 shares of beneficial interest issued and outstanding)	$9.69

See Notes to Financial Statements.

Prudential Income Builder Fund	63

Statement of Operations

Year Ended October 31, 2017

Net Investment Income (Loss)
Income
Interest income	$9,611,225
Unaffiliated dividend income (net of foreign withholding taxes of $101,286)	7,298,262
Affiliated dividend income	1,645,933
Income from securities lending, net (including affiliated income of $14,113)	132,959

Total income	18,688,379

Expenses
Management fee	2,893,132
Distribution fee—Class A	501,236
Distribution fee—Class B	25,322
Distribution fee—Class C	1,221,742
Distribution fee—Class R	4,341
Transfer agent’s fees and expenses (including affiliated expense of $96,300)	426,000
Custodian and accounting fees	319,000
Shareholders’ reports	159,000
Registration fees	118,000
Audit fee	50,000
Legal fees and expenses	23,000
Trustees’ fees	13,000
Miscellaneous	33,577

Total expenses	5,787,350
Less: Management fee waiver and/or expense reimbursement	(1,560,570)
Less: Distribution fee waiver—Class A	(83,539)
Less: Distribution fee waiver—Class R	(1,447)

Net expenses	4,141,794

Net investment income (loss)	14,546,585

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(355,664))	(4,574,485)
Net capital gain distribution received	151,076
Futures transactions	37,652
Swap agreements transactions	589,906
Forward and cross currency contract transactions	240,100
Foreign currency transactions	(33,581)

(3,589,332)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(163,502))	17,836,165
Futures	(23,305)
Options written	21,253
Swap agreements	(484,271)
Forward and cross currency contracts	353
Foreign currencies	3,943

17,354,138

Net gain (loss) on investment and foreign currency transactions	13,764,806

Net Increase (Decrease) In Net Assets Resulting From Operations	$28,311,391

See Notes to Financial Statements.

64

Statement of Changes in Net Assets

	Year Ended October 31,
	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$14,546,585	$11,596,610
Net realized gain (loss) on investment and foreign currency transactions	(3,589,332)	(16,347,292)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	17,354,138	15,956,531

Net increase (decrease) in net assets resulting from operations	28,311,391	11,205,849

Dividends and Distributions
Dividends from net investment income
Class A	(6,403,663)	(6,266,134)
Class B	(82,466)	(105,634)
Class C	(3,975,121)	(3,350,236)
Class Q	(48,938)	—
Class R	(20,908)	(16,891)
Class Z	(4,876,263)	(2,949,966)

	(15,407,359)	(12,688,861)

Tax return of capital distributions
Class A	(869,553)	(873,996)
Class B	(11,198)	(14,734)
Class C	(539,781)	(467,288)
Class Q	(6,645)	—
Class R	(2,839)	(2,356)
Class Z	(662,147)	(411,458)

	(2,092,163)	(1,769,832)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	177,533,383	169,263,582
Net asset value of shares issued in reinvestment of dividends and distributions	15,392,007	12,625,332
Cost of shares reacquired	(116,065,837)	(112,431,080)

Net increase (decrease) in net assets from Fund share transactions	76,859,553	69,457,834

Total increase (decrease)	87,671,422	66,204,990

Net Assets:
Beginning of year	360,814,457	294,609,467

End of year	$448,485,879	$360,814,457

See Notes to Financial Statements.

Prudential Income Builder Fund	65

Notes to Financial Statements

Prudential Investment Portfolios 16 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was established as a Delaware business trust on July 29, 1998. The Trust currently consists of two funds: Prudential Income Builder Fund and Prudential QMA Defensive Equity Fund which are diversified funds. These financial statements relate to the Prudential Income Builder Fund (the “Fund”).

The investment objective of the Fund is to seek income and long-term capital growth.

1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or “the Manager”) (formerly known as Prudential Investments LLC). Under the current valuation procedures, the Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official

66

closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing recent transaction prices for identical or comparable securities. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

OTC derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing OTC derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the

Prudential Income Builder Fund	67

Notes to Financial Statements (continued)

present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated OTC derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain OTC derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from

68

the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Fund purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium

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Notes to Financial Statements (continued)

and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser or an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract

70

expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund may enter into credit default, interest rate and other types of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Any upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Fund may use interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed-rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

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Notes to Financial Statements (continued)

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

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Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Trust, on behalf of the Fund, is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and

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Notes to Financial Statements (continued)

to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of October 31, 2017, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Payment-In-Kind: The Fund may invest in the open market or receive pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

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Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of the governmental supervision and regulation of foreign securities markets.

Equity and Mortgage Real Estate Investment Trusts (REITs): The Fund invests in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Concentration of Risk for REITs: Real estate securities are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

In addition, investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may be more volatile and/or more illiquid than other types of equity securities. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

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Notes to Financial Statements (continued)

Net investment income or loss (other than distribution fees which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Master Limited Partnerships (MLPs): The Fund invests in MLPs. Distributions received from the Fund’s investment in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their respective tax reporting periods have concluded.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income monthly and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. PGIM Investments has entered into subadvisory agreements with each of Quantitative Management Associates LLC (“QMA”), Jennison Associates LLC, PGIM Fixed Income and PGIM Real Estate, each a

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Subadviser and together, the Subadvisers. PGIM Fixed Income and PGIM Real Estate are business units of PGIM, Inc. The subadvisory agreements provide that the Subadvisers furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadvisers are obligated to keep certain books and records of the Fund. Pursuant to the advisory agreement, PGIM Investments pays the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of .70% of the Fund’s average daily net assets up to $1 billion and .65% of such assets in excess of $1 billion. The effective management fee rate before any waivers and/or expense reimbursements was .70% for the year ended October 31, 2017. The effective management fee rate, net of waivers and/or expense reimbursement was .32%.

PGIM Investments has contractually agreed through February 28, 2019 to limit the net annual operating expenses and acquired fund fees and expenses (exclusive of distribution and service (12b-1) fees, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses, including acquired fund taxes), interest, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales, including acquired fund dividend and interest expense on short sales) of each class of shares of the Fund to .70% of the Fund’s average daily net assets. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/ reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class B, Class C, Class Q, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Fund.

Pursuant to the Fund’s Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1% and .75% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS has contractually agreed through February 28, 2019 to limit such fees to .25% and .50% of the average daily net assets of the Class A and Class R shares.

PIMS has advised the Fund that it has received $859,603 in front-end sales charges resulting from sales of Class A shares, during the year ended October 31, 2017. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to sales persons and incurred other distribution costs.

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Notes to Financial Statements (continued)

PIMS has advised the Fund that for the year ended October 31, 2017, it received $1,097, $1,796 and $23,905 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PGIM, Inc., PGIM Investments, PIMS, and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended October 31, 2017 no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the Prudential Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. For the reporting period ended October 31, 2017, PGIM, Inc. was compensated $13,048 by PGIM Investments for managing the Fund’s securities lending cash collateral as subadviser to the Money Market Fund. The Fund also invests in other affiliated mutual funds. Earnings from the Core Fund and other affiliated mutual funds are disclosed on the Statement of Operations as “Affiliated dividend income”. Earnings from the Money Market Fund are disclosed on the Statement of Operations as “Income from securities lending, net.”

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2017 were $483,241,741 and $401,916,888, respectively.

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On June 14, 2017, GenOn Energy, Inc. and its subsidiaries filed for bankruptcy under Chapter 11. In connection with the Chapter 11 plan of reorganization (the “GenOn Reorganization Plan”) GenOn Energy, Inc. and its subsidiaries will issue a 144A high yield bond offering for the exit financing of the bankruptcy. As part of the GenOn Reorganization Plan and restructuring of the existing bond, PGIM, Inc. has agreed to participate in a backstop commitment of $548,000 for the new bond offering. Under the commitment agreement, the Fund will be obligated to purchase all of the unsubscribed shares of the bond offering. The Fund has received a backstop fee of $27,400 in conjunction with this commitment. As of November 17, 2017, the commitment has been terminated and PGIM, Inc. will not be obligated to purchase any unsubscribed shares of the bond offering.

A summary of cost of purchases and proceeds of sales from shares of affiliated mutual funds, other than short-term investments, for the year ended October 31, 2017 is presented as follows:

Affiliated Mutual Funds	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income	Capital Gain Distributions
Prudential Absolute Return Fund (Class Q)	$—	$8,846,431	$(20,000)	$186,495	$(41)	$9,012,885	906,729	$135,931	$—
Prudential Floating Rate Income Fund (Class Q)	—	15,863,898	(15,859,370)	—	(4,528)	—	—	179,878	—
Prudential Short Duration High Yield Income (Class Q)	10,744,837	33,175,771	(30,558,100)	(98,987)	196,159	13,459,680	1,487,258	801,571	—
Prudential Total Return Bond (Class Q)	20,504,299	18,867,409	(29,608,700)	(250,109)	(542,995)	8,969,904	616,488	273,452	151,076

	$31,249,136	$76,753,509	$(76,046,170)	$(162,601)	$(351,405)	$31,442,469		$1,390,832	$151,076

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present distributions in excess of net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended October 31, 2017, the adjustments were to decrease distributions in excess of net investment income by $882,190, increase accumulated net realized loss on investment and foreign currency transactions by $996,366 and increase paid-in capital in excess of par by $114,176 due to differences in the treatment for book and tax purposes of certain

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Notes to Financial Statements (continued)

transactions involving foreign securities and currencies, passive foreign investment companies, investments in partnerships, reclasses on swaps and other book to tax adjustments. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended October 31, 2017, the tax character of dividends paid were $15,407,359 of ordinary income and $2,092,163 of tax return of capital. For the year ended October 31, 2016, the tax character of dividends paid were $12,688,861 of ordinary income and $1,769,832 of tax return of capital.

As of October 31, 2017, the Fund had no undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2017 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$445,541,959	$32,086,048	$(15,199,572)	$16,886,476

The differences between book basis and tax basis were primarily attributable to deferred losses on wash sales and other cost basis differences between financial and tax accounting.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2017 of approximately $19,764,000 which can be carry forward for an unlimited period. No capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital

The Fund offers Class A, Class B, Class C, Class Q, Class R and Class Z shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase

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are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. Class B shares are subject to a CDSC of 5%, Which decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Q, Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share, divided into six classes, designated Class A, Class B, Class C, Class Q, Class R and Class Z.

At reporting period end, seven shareholders of record held 64% of the Fund’s outstanding shares on behalf of multiple beneficial owners.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended October 31, 2017:
Shares sold	5,364,085	$51,082,115
Shares issued in reinvestment of dividends and distributions	709,776	6,769,425
Shares reacquired	(3,951,542)	(37,636,741)

Net increase (decrease) in shares outstanding before conversion	2,122,319	20,214,799
Shares issued upon conversion from other share class(es)	144,613	1,380,496
Shares reacquired upon conversion into other share class(es)	(2,142,598)	(20,583,204)

Net increase (decrease) in shares outstanding	124,334	$1,012,091

Year ended October 31, 2016:
Shares sold	6,136,054	$56,948,938
Shares issued in reinvestment of dividends and distributions	692,375	6,371,045
Shares reacquired	(4,184,582)	(38,113,694)

Net increase (decrease) in shares outstanding before conversion	2,643,847	25,206,289
Shares issued upon conversion from other share class(es)	84,076	774,528
Shares reacquired upon conversion into other share class(es)	(146,912)	(1,392,549)

Net increase (decrease) in shares outstanding	2,581,011	$24,588,268

Prudential Income Builder Fund	81

Notes to Financial Statements (continued)

Class B	Shares	Amount
Year ended October 31, 2017:
Shares sold	72,236	$669,165
Shares issued in reinvestment of dividends and distributions	9,683	90,616
Shares reacquired	(39,375)	(369,915)

Net increase (decrease) in shares outstanding before conversion	42,544	389,866
Shares reacquired upon conversion into other share class(es)	(75,851)	(708,021)

Net increase (decrease) in shares outstanding	(33,307)	$(318,155)

Year ended October 31, 2016:
Shares sold	58,927	$536,738
Shares issued in reinvestment of dividends and distributions	13,276	119,688
Shares reacquired	(53,278)	(476,663)

Net increase (decrease) in shares outstanding before conversion	18,925	179,763
Shares reacquired upon conversion into other share class(es)	(72,760)	(656,006)

Net increase (decrease) in shares outstanding	(53,835)	$(476,243)

Class C
Year ended October 31, 2017:
Shares sold	4,777,729	$44,699,909
Shares issued in reinvestment of dividends and distributions	428,759	4,015,817
Shares reacquired	(2,455,692)	(22,969,709)

Net increase (decrease) in shares outstanding before conversion	2,750,796	25,746,017
Shares reacquired upon conversion into other share class(es)	(862,734)	(8,108,045)

Net increase (decrease) in shares outstanding	1,888,062	$17,637,972

Year ended October 31, 2016:
Shares sold	5,763,197	$52,392,702
Shares issued in reinvestment of dividends and distributions	359,547	3,251,707
Shares reacquired	(2,358,027)	(21,083,233)

Net increase (decrease) in shares outstanding before conversion	3,764,717	34,561,176
Shares reacquired upon conversion into other share class(es)	(142,489)	(1,294,898)

Net increase (decrease) in shares outstanding	3,622,228	$33,266,278

Class Q
Period ended October 31, 2017*:
Shares sold	275,300	$2,659,973
Shares issued in reinvestment of dividends and distributions	5,749	55,577
Shares reacquired†	(55,283)	(533,464)

Net increase (decrease) in shares outstanding before conversion	225,766	2,182,086
Shares issued upon conversion from other share class(es)	44,951	433,703

Net increase (decrease) in shares outstanding	270,717	$2,615,789

82

Class R	Shares	Amount
Year ended October 31, 2017:
Shares sold	44,189	$422,486
Shares issued in reinvestment of dividends and distributions	2,397	22,854
Shares reacquired†	(43,080)	(412,627)

Net increase (decrease) in shares outstanding	3,506	$32,713

Year ended October 31, 2016:
Shares sold	21,131	$196,606
Shares issued in reinvestment of dividends and distributions	1,975	18,168
Shares reacquired	(1,376)	(12,288)

Net increase (decrease) in shares outstanding	21,730	$202,486

Class Z
Year ended October 31, 2017:
Shares sold	8,117,414	$77,999,735
Shares issued in reinvestment of dividends and distributions	461,311	4,437,718
Shares reacquired	(5,655,759)	(54,143,381)

Net increase (decrease) in shares outstanding before conversion	2,922,966	28,294,072
Shares issued upon conversion from other share class(es)	2,869,795	27,743,420
Shares reacquired upon conversion into other share class(es)	(16,450)	(158,349)

Net increase (decrease) in shares outstanding	5,776,311	$55,879,143

Year ended October 31, 2016:
Shares sold	6,339,942	$59,188,598
Shares issued in reinvestment of dividends and distributions	309,110	2,864,724
Shares reacquired	(5,841,516)	(52,745,202)

Net increase (decrease) in shares outstanding before conversion	807,536	9,308,120
Shares issued upon conversion from other share class(es)	276,772	2,608,772
Shares reacquired upon conversion into other share class(es)	(4,302)	(39,847)

Net increase (decrease) in shares outstanding	1,080,006	$11,877,045

*	Commencement of offering was December 30, 2016.
†	Includes affiliated redemptions of 1,088 shares with a value of $10,467 for Class Q shares and 358 shares with a value of $3,412 for Class R shares.

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 5, 2017 through October 4, 2018. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 5, 2017, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .15% of the unused portion of the SCA. The interest on borrowings under the SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Prudential Income Builder Fund	83

Notes to Financial Statements (continued)

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund did not utilize the SCA during the reporting period ended October 31, 2017.

8. Dividends and Distributions to Shareholders

Subsequent to the year ended October 31, 2017, the Fund declared ordinary income dividends on November 28, 2017 to shareholders of record on November 29, 2017. The ex-date was November 30, 2017. The per share amounts declared were as follows:

Ordinary Income
Class A	$0.04620
Class B	$0.04004
Class C	$0.04004
Class Q	$0.04831
Class R	$0.04410
Class Z	$0.04831

9. Other

At the Trust’s Board meeting in March 2017, the Board approved a change in the methodology of allocating certain expenses, such as Transfer Agent fees (including sub-transfer agent and networking fees) and Blue Sky fees. PGIM Investments implemented the changes effective November 1, 2017.

84

Financial Highlights

Class A Shares
	Year Ended October 31,			Three Months Ended October 31,		Year Ended July 31,
	2017	2016	2015	2014(f)		2014	2013
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.36	$9.39	$11.90	$11.78		$11.55	$10.69
Income (loss) from investment operations:
Net investment income (loss)	.35	.37	.39	.05		.05	.14
Net realized and unrealized gain (loss) on investments	.32	.06	(.70)	.14		.89	.86
Total from investment operations	.67	.43	(.31)	.19		.94	1.00
Less Dividends and Distributions:
Dividends from net investment income	(.36)	(.40)	(.44)	(.07)		(.12)	(.14)
Distributions from net realized gains	-	-	(1.76)	-		(.59)	-
Tax return of capital distributions	(.05)	(.06)	-	-		-	-
Total dividends and distributions	(.41)	(.46)	(2.20)	(.07)		(.71)	(.14)
Net asset value, end of period	$9.62	$9.36	$9.39	$11.90		$11.78	$11.55
Total Return(a)	7.34%	4.76%	(2.59)%	1.63%		8.37%	9.41%

Ratios/Supplemental Data:
Net assets, end of period (000)	$171,047	$165,090	$141,432	$84,863		$85,292	$86,386
Average net assets (000)	$167,079	$143,159	$109,965	$84,889		$86,591	$85,636
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.85%	.83%	.78%	1.03%	(d)	1.51%	1.52%
Expenses before waivers and/or expense reimbursement	1.27%	1.30%	1.37%	1.92%	(d)	1.56%	1.57%
Net investment income (loss)	3.69%	4.05%	3.96%	1.58%	(d)	.43%	1.25%
Portfolio turnover rate	102%	90%	93%	140%	(e)	478%	210%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on average shares outstanding during the period.
(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Annualized.
(e)	Not annualized.
(f)	For the three month period ended October 31, 2014. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2014.

See Notes to Financial Statements.

Prudential Income Builder Fund	85

Financial Highlights (continued)

Class B Shares
	Year Ended October 31,			Three Months Ended October 31,		Year Ended July 31,
	2017	2016	2015	2014(f)		2014	2013
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.19	$9.23	$11.74	$11.59		$11.38	$10.54
Income (loss) from investment operations:
Net investment income (loss)	.28	.30	.32	.02		(.04)	.06
Net realized and unrealized gain (loss) on investments	.33	.05	(.70)	.15		.88	.84
Total from investment operations	.61	.35	(.38)	.17		.84	.90
Less Dividends and Distributions:
Dividends from net investment income	(.31)	(.34)	(.37)	(.02)		(.04)	(.06)
Distributions from net realized gains	-	-	(1.76)	-		(.59)	-
Tax return of capital distributions	(.04)	(.05)	-	-		-	-
Total dividends and distributions	(.35)	(.39)	(2.13)	(.02)		(.63)	(.06)
Net asset value, end of period	$9.45	$9.19	$9.23	$11.74		$11.59	$11.38
Total Return(a)	6.69%	3.97%	(3.35)%	1.47%		7.52%	8.57%

Ratios/Supplemental Data:
Net assets, end of period (000)	$2,332	$2,575	$3,083	$4,810		$5,180	$6,012
Average net assets (000)	$2,532	$2,762	$3,824	$5,005		$5,826	$6,958
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.60%	1.58%	1.51%	1.78%	(d)	2.26%	2.27%
Expenses before waivers and/or expense reimbursement	1.97%	2.00%	2.09%	2.59%	(d)	2.26%	2.27%
Net investment income (loss)	2.95%	3.34%	3.24%	.80%	(d)	(.31)%	.52%
Portfolio turnover rate	102%	90%	93%	140%	(e)	478%	210%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on average shares outstanding during the period.
(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Annualized.
(e)	Not annualized.
(f)	For the three month period ended October 31, 2014. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2014.

See Notes to Financial Statements.

86

Class C Shares
	Year Ended October 31,			Three Months Ended October 31,		Year Ended July 31,
	2017	2016	2015	2014(f)		2014	2013
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.18	$9.23	$11.74	$11.59		$11.38	$10.54
Income (loss) from investment operations:
Net investment income (loss)	.27	.30	.31	.02		(.04)	.06
Net realized and unrealized gain (loss) on investments	.34	.04	(.69)	.15		.88	.84
Total from investment operations	.61	.34	(.38)	.17		.84	.90
Less Dividends and Distributions:
Dividends from net investment income	(.31)	(.34)	(.37)	(.02)		(.04)	(.06)
Distributions from net realized gains	-	-	(1.76)	-		(.59)	-
Tax return of capital distributions	(.04)	(.05)	-	-		-	-
Total dividends and distributions	(.35)	(.39)	(2.13)	(.02)		(.63)	(.06)
Net asset value, end of period	$9.44	$9.18	$9.23	$11.74		$11.59	$11.38
Total Return(a)	6.69%	3.86%	(3.35)%	1.47%		7.53%	8.57%

Ratios/Supplemental Data:
Net assets, end of period (000)	$129,397	$108,543	$75,622	$17,474		$17,887	$17,217
Average net assets (000)	$122,174	$88,099	$44,389	$17,513		$17,793	$17,251
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.60%	1.58%	1.55%	1.78%	(d)	2.26%	2.27%
Expenses before waivers and/or expense reimbursement	1.98%	2.00%	2.05%	2.61%	(d)	2.26%	2.27%
Net investment income (loss)	2.93%	3.27%	3.19%	.82%	(d)	(.32)%	.51%
Portfolio turnover rate	102%	90%	93%	140%	(e)	478%	210%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on average shares outstanding during the period.
(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Annualized.
(e)	Not annualized.
(f)	For the three month period ended October 31, 2014. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2014.

See Notes to Financial Statements.

Prudential Income Builder Fund	87

Financial Highlights (continued)

Class Q Shares
	December 30, 2016(a) through October 31, 2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.44
Income (loss) from investment operations:
Net investment income (loss)	.30
Net realized and unrealized gain (loss) on investments	.31
Total from investment operations	.61
Less Dividends and Distributions:
Dividends from net investment income	(.31)
Tax return of capital distributions	(.05)
Total dividends and distributions	(.36)
Net asset value, end of period	$9.69
Total Return(c):	6.58%

Ratios/Supplemental Data:
Net assets, end of period (000)	$2,622
Average net assets (000)	$1,384
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	.60%	(e)
Expenses before waivers and/or expense reimbursement	.90%	(e)
Net investment income (loss)	3.74%	(e)
Portfolio turnover rate	102%	(f)

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

88

Class R Shares
	Year Ended October 31,			Three Months Ended October 31,		Year Ended July 31,
	2017	2016	2015	2014(f)		2014	2013
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.34	$9.38	$11.89	$11.75		$11.52	$10.67
Income (loss) from investment operations:
Net investment income (loss)	.33	.35	.36	.04		.02	.11
Net realized and unrealized gain (loss) on investments	.33	.05	(.69)	.15		.89	.85
Total from investment operations	.66	.40	(.33)	.19		.91	.96
Less Dividends and Distributions:
Dividends from net investment income	(.34)	(.38)	(.42)	(.05)		(.09)	(.11)
Distributions from net realized gains	-	-	(1.76)	-		(.59)	-
Tax return of capital distributions	(.05)	(.06)	-	-		-	-
Total dividends and distributions	(.39)	(.44)	(2.18)	(.05)		(.68)	(.11)
Net asset value, end of period	$9.61	$9.34	$9.38	$11.89		$11.75	$11.52
Total Return(a)	7.20%	4.40%	(2.83)%	1.60%		8.13%	9.07%

Ratios/Supplemental Data:
Net assets, end of period (000)	$610	$561	$359	$393		$288	$167
Average net assets (000)	$579	$404	$427	$347		$275	$196
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.10%	1.08%	1.03%	1.25%	(d)	1.76%	1.77%
Expenses before waivers and/or expense reimbursement	1.73%	1.75%	1.82%	2.45%	(d)	2.01%	2.02%
Net investment income (loss)	3.41%	3.76%	3.69%	1.45%	(d)	.19%	1.04%
Portfolio turnover rate	102%	90%	93%	140%	(e)	478%	210%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on average shares outstanding during the period.
(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Annualized.
(e)	Not annualized.
(f)	For the three month period ended October 31, 2014. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2014.

See Notes to Financial Statements.

Prudential Income Builder Fund	89

Financial Highlights (continued)

Class Z Shares
	Year Ended October 31,			Three Months Ended October 31,		Year Ended July 31,
	2017	2016	2015	2014(f)		2014	2013
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.42	$9.45	$11.96	$11.85		$11.62	$10.75
Income (loss) from investment operations:
Net investment income (loss)	.38	.40	.41	.06		.08	.17
Net realized and unrealized gain (loss) on investments	.33	.05	(.69)	.15		.89	.87
Total from investment operations	.71	.45	(.28)	.21		.97	1.04
Less Dividends and Distributions:
Dividends from net investment income	(.39)	(.42)	(.47)	(.10)		(.15)	(.17)
Distributions from net realized gains	-	-	(1.76)	-		(.59)	-
Tax return of capital distributions	(.05)	(.06)	-	-		-	-
Total dividends and distributions	(.44)	(.48)	(2.23)	(.10)		(.74)	(.17)
Net asset value, end of period	$9.69	$9.42	$9.45	$11.96		$11.85	$11.62
Total Return(a)	7.67%	4.98%	(2.33)%	1.74%		8.59%	9.72%

Ratios/Supplemental Data:
Net assets, end of period (000)	$142,478	$84,046	$74,114	$5,965		$5,287	$3,178
Average net assets (000)	$119,795	$64,595	$45,082	$5,426		$4,306	$3,181
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.60%	.58%	.56%	.77%	(d)	1.26%	1.27%
Expenses before waivers and/or expense reimbursement	.98%	1.00%	1.03%	1.64%	(d)	1.26%	1.27%
Net investment income (loss)	3.90%	4.35%	4.15%	1.87%	(d)	.69%	1.51%
Portfolio turnover rate	102%	90%	93%	140%	(e)	478%	210%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on average shares outstanding during the period.
(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Annualized.
(e)	Not annualized.
(f)	For the three month period ended October 31, 2014. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2014.

See Notes to Financial Statements.

90

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 16:

We have audited the accompanying statement of assets and liabilities of Prudential Income Builder Fund (the “Fund”), a series of Prudential Investment Portfolios 16, including the schedule of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended, for the three-month period ended October 31, 2014, and for each of the years in the two year period ended July 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2017, and the results of its operations, the changes in its net assets, and the financial highlights for each of the years or periods described in the first paragraph, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 15, 2017

Prudential Income Builder Fund	91

Tax Information (unaudited)

For the year ended October 31, 2017, the Fund reports the maximum amount allowable but not less than the following percentages of ordinary income dividends paid as: 1) qualified dividend income in accordance with Section 854 of the Internal Revenue Code (QDI); and 2) eligible for the corporate dividends received deduction (DRD):

	QDI	DRD
Prudential Income Builder Fund	28.23%	24.31%

In January 2018, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2017.

92

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (59) Board Member Portfolios Overseen: 89	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (65) Board Member Portfolios Overseen: 89	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (65) Board Member Portfolios Overseen: 89	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Income Builder Fund

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Barry H. Evans (57)± Board Member Portfolios Overseen: 89	Retired; Formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer-Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (2011-present); Director, Manulife Asset Management Limited (2015-present); Formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); Formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).
Keith F. Hartstein (61) Board Member & Independent Chair Portfolios Overseen: 89	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Laurie Simon Hodrick (55)± Board Member Portfolios Overseen: 89	A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (since 1996); Visiting Professor of Law and Rock Center for Corporate Governance Fellow, Stanford Law School (since 2015); Visiting Fellow, Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); Formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008); Formerly Director/Trustee, Merrill Lynch Investment Managers Funds (1999-2006).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company).
Michael S. Hyland, CFA (72) Board Member Portfolios Overseen: 89	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.

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Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Richard A. Redeker (74) Board Member & Independent Vice Chair9 Portfolios Overseen: 87	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (74) Board Member Portfolios Overseen: 89	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Frontline Medical Communications (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

± Mr. Evans and Ms. Hodrick joined the Board effective as of September 1, 2017.

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (55) Board Member & President Portfolios Overseen: 89	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.

Prudential Income Builder Fund

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Scott E. Benjamin (44) Board Member & Vice President Portfolios Overseen: 89	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (58) Board Member Portfolios Overseen: 88	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A. and Sun National Bank

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

(1) The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; Richard A. Redeker, 2003; Stephen G. Stoneburn, 1999; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

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Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (62) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (42) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (59) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (59) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (43) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005

Prudential Income Builder Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Andrew R. French (54) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Charles H. Smith (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since 2016
M. Sadiq Peshimam (53) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (59) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (50) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (56) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (49) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the Prudential Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Prudential Income Builder Fund (the “Fund”)1 consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreements with each of Quantitative Management Associates LLC (“QMA”), Jennison Associates LLC (“Jennison”), and PGIM, Inc. (“PGIM”) (which provides subadvisory services to the Fund through its PGIM Fixed Income unit and PGIM Real Estate units). In considering the renewal of the agreements, the Board, including all of the Independent Trustees,2 met on June 6-8, 2017 and approved the renewal of the agreements through July 31, 2018, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and each of QMA, Jennison and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadvisers, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify

[1]	Prudential Income Builder Fund is a series of Prudential Investment Portfolios 16.
[2]

Barry H. Evans and Laurie Simon Hodrick joined the Board effective as of September 1, 2017. Neither Mr. Evans nor Ms. Hodrick participated in the consideration of the renewal of the advisory agreements.

Prudential Income Builder Fund

Approval of Advisory Agreements (continued)

any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-8, 2017.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and each of QMA, Jennison and PGIM, which serve as the Fund’s subadvisers pursuant to the terms of subadvisory agreements with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and each of QMA, Jennison and PGIM. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of each subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of each subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA, Jennison and PGIM, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and each of QMA, Jennison and PGIM and also considered the qualifications, backgrounds and responsibilities of each subadviser’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information

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pertaining to PGIM Investments’ and each of QMA’s, Jennison’s and PGIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to each of PGIM Investments, QMA, Jennison and PGIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PGIM Investments, QMA, Jennison and PGIM. The Board noted that QMA, Jennison and PGIM Fixed Income are each affiliated with PGIM Investments.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by each of QMA, Jennison and PGIM and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and each of QMA, Jennison and PGIM under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments during the year ended December 31, 2016 exceeded the management fees paid by PGIM Investments, resulting in an operating loss to PGIM Investments. The Board further noted that the subadvisers are affiliated with PGIM Investments and that their profitability is reflected in PGIM Investments’ profitability report. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but that at its current level of assets the Fund does not realize the effect of those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PGIM Investments realizes any economies of scale. The Board noted that economies of scale can

Prudential Income Builder Fund

Approval of Advisory Agreements (continued)

be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, QMA, Jennison and PGIM

The Board considered potential ancillary benefits that might be received by PGIM Investments, QMA, Jennison and PGIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by QMA, Jennison and PGIM included their ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments, QMA, Jennison and PGIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2016.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2016. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

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The mutual funds included in the Peer Universe (the Lipper Flexible Funds Performance Universe), which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	2nd Quartile	3rd Quartile	2nd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•

The Board noted that the Fund outperformed one of its benchmark indexes (the Bloomberg Barclays US Aggregate Bond Index) over all periods, while it underperformed its other benchmark index (the S&P 500 Index) over all periods.

•

The Board also noted that pursuant to a repositioning in September 2014, the Fund adopted new investment policies, strategies and a new investment objective, and therefore, the Fund’s previous performance did not reflect how the Fund is currently managed.

•

The Board and PGIM Investments agreed to retain the existing contractual expense cap, which caps the Fund’s annual operating expenses at 0.70% (exclusive of 12b-1 and certain other fees) through February 28, 2018.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to establish a performance record and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Income Builder Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Chad A. Earnst, Chief Compliance Officer • Deborah A. Docs, Secretary • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISERS	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

	PGIM Real Estate	7 Giralda Farms Madison, NJ 07940

	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Income Builder Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL INCOME BUILDER FUND

SHARE CLASS	A	B	C	Q	R	Z
NASDAQ	PCGAX	PBCFX	PCCFX	PCGQX	PCLRX	PDCZX
CUSIP	74442X108	74442X207	74442X306	74442X769	74442X405	74442X504

MFSP504E

PRUDENTIAL QMA DEFENSIVE EQUITY FUND

ANNUAL REPORT

OCTOBER 31, 2017

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Objective: Long-term capital appreciation

Highlights

•

A broad overweight to defensive sectors in the S&P 500 Index (the Index) worked against the Fund over the past year. Stable interest rates and strong earnings growth in cyclical sectors, which are sensitive to changes in the economy, led to robust returns and historically low volatility for the broad market; a difficult environment for a Fund focused on reducing drawdowns and maximizing risk-adjusted returns.

•

Specifically, overweights to defensive sectors such as utilities, consumer staples, telecommunication services, and real estate, all detracted from returns to a moderate degree due to the cyclical focus of the market.

•

A consistent underweight to the energy sector due to its valuations and volatility was a benefit for the Fund, as it has been among the worst-performing sectors over the previous year, hindered by the low and volatile price of oil, and uncertain outlooks for many smaller players.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. QMA is the primary business name of Quantitative Management Associates LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company. © 2017 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2	Visit our website at pgiminvestments.com

PRUDENTIAL FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved renaming the Fund’s Class Q shares as Class R6 shares, effective on or about June 15, 2018. The renaming of Class Q shares as Class R6 shares will not result in any changes to pricing, eligibility, or shareholder rights and obligations. The renamed Class R6 shares will not be exchangeable with Class R6 shares of the Prudential Day One Funds or the Prudential 60/40 Allocation Fund.

LR993

Prudential QMA Defensive Equity Fund	3

PRUDENTIAL FUNDS — UPDATE

Effective on or about June 1, 2018 (the “Effective Date”), the Fund’s Class A, Class C, Class R, and Class Z shares, as applicable, will be closed to investments by new group retirement plans, except as discussed below. Existing group retirement plans as of the Effective Date may keep their investments in their current share class and may continue to make additional purchases or exchanges of that class of shares. As of the Effective Date, all new group retirement plans wishing to add the Fund as a new addition to the plan generally will be into one of the available Class Q shares, Class R2 shares, or Class R4 shares of the Fund.

In addition, on or about the Effective Date, the Class R shares of the Fund will be closed to all new investors, except as discussed below. Due to the closing of the Class R shares to new investors, effective on or about the Effective Date new IRA investors may only purchase Class A, Class C, Class Z, or Class Q shares of the Fund, subject to share class eligibility. Following the Effective Date, no new accounts may be established in the Fund’s Class R shares and no Class R shares may be purchased or acquired by any new Class R shareholder, except as discussed below.

	Class A	Class C	Class Z	Class R
Existing Investors (Group Retirement Plans, IRAs, and all other investors)	No Change	No Change	No Change	No Change
New Group Retirement Plans	Closed to group retirement plans wishing to add the share classes as new additions to plan menus on or about June 1, 2018, subject to certain exceptions below
New IRAs	No Change	No Change	No Change	Closed to all new investors on or about June 1, 2018, subject to certain exceptions below
All Other New Investors	No Change	No Change	No Change

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However, the following new investors may continue to purchase Class A, Class C, Class R, and Class Z shares of the Fund, as applicable:

•	Eligible group retirement plans who are exercising their one-time 90-day repurchase privilege in the Fund will be permitted to purchase such share classes.
•

Plan participants in a group retirement plan that offers Class A, Class C, Class R, or Class Z shares of the Fund as of the Effective Date will be permitted to purchase such share classes of the Fund, even if the plan participant did not own shares of that class of the Fund as of the Effective Date.

•

Certain new group retirement plans will be permitted to offer such share classes of the Fund after the Effective Date, provided that the plan has or is actively negotiating a contractual agreement with the Fund’s distributor or service provider to offer such share classes of the Fund prior to or on the Effective Date.

•

New group retirement plans that combine with, replace, or are otherwise affiliated with a current plan that invests in such share classes prior to or on the Effective Date will be permitted to purchase such share classes.

The Fund also reserves the right to refuse any purchase order that might disrupt management of the Fund or to otherwise modify the closure policy at any time on a case-by-case basis.

Prudential QMA Defensive Equity Fund	5

This Page Intentionally Left Blank

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential QMA Defensive Equity Fund informative and useful. The report covers performance for the 12-month period ended October 31, 2017.

Significant events during the reporting period included a new US president, followed by uncertainty in Congress over implementing the Trump administration’s policy initiatives. Elsewhere, Britain began its formal legal process to leave the European Union. France elected a more centrist president, which was viewed as a pro-euro referendum. North Korea’s missile launches escalated geopolitical tensions. Also, late in the period, a series of hurricanes caused damage in the US and the Caribbean.

Despite some turbulence in the macro-environment, solid economic fundamentals in the US economy included moderate gross domestic product expansion, robust employment, and accelerating corporate profit growth. Inflation remained tame. The Federal Reserve raised its federal funds rate twice in 2017, and is in the process of winding down its stimulus program.

Global economic growth remained mostly positive. Equities in the US reached new highs amid low volatility, while international equities posted strong gains. European stocks continued to gain. Asian markets were solid, and emerging markets outperformed most regions. Fixed income markets were mixed. High yield and emerging markets bonds were the top performers.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, and build a diversified plan that’s right for you and make adjustments when necessary.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. We’re part of PGIM, a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential QMA Defensive Equity Fund

December 15, 2017

Prudential QMA Defensive Equity Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/17 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	10.12	9.19	4.57	—
Class B	10.71	9.49	4.38	—
Class C	14.72	9.61	4.38	—
Class Q	N/A	N/A	N/A	11.32* (12/28/16)
Class R	17.62	10.40	5.02	—
Class Z	16.84	10.71	5.42
S&P 500 Index	23.61	15.17	7.51	—
Russell 1000 Defensive Index	20.87	14.27	7.85	—
Lipper Large-Cap Core Funds Average	22.24	13.73	6.58	—

	Average Annual Total Returns as of 10/31/17 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	16.53	10.43	5.16	—
Class B	15.71	9.63	4.38	—
Class C	15.72	9.61	4.38	—
Class Q	N/A	N/A	N/A	11.32* (12/28/16)
Class R	17.62	10.40	5.02	—
Class Z	16.84	10.71	5.42	—
S&P 500 Index	23.61	15.17	7.51	—
Russell 1000 Defensive Index	20.87	14.27	7.85	—
Lipper Large-Cap Core Funds Average	22.24	13.73	6.58	—

*Not annualized

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential QMA Defensive Equity Fund (Class Z shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) and the Russell 1000 Defensive Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (October 31, 2007) and the account values at the end of the current fiscal year (October 31, 2017) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for Class A, Class B, Class C, Class Q, and Class R shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes and Lipper Average are measured from the closest month-end to the Fund’s inception date.

Prudential QMA Defensive Equity Fund	9

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A*	Class B**	Class C*	Class Q	Class R*	Class Z*
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5.00% (Yr. 1) 4.00% (Yr. 2) 3.00% (Yr. 3) 2.00% (Yr. 4) 1.00% (Yrs. 5/6) 0.00% (Yr. 7)	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	1.00%	None	0.75% (0.50% currently)	None

*Certain share classes will be generally closed to investments by new group retirement plans effective on or about June 1, 2018. Please see the “PRUDENTIAL FUNDS—UPDATE” on page 4 of this report for more information.

**Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

S&P 500 Index—The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. The cumulative total return for the Index measured from the month-end closest to the inception date of the Fund’s Class Q shares through 10/31/17 is 16.89%.

Russell 1000 Defensive Index—The Russell 1000 Defensive Index is unmanaged and measures the performance of the large-cap defensive segment of the US equity universe. It includes those Russell 1000 Index companies with relatively stable business conditions which are less sensitive to economic cycles, credit cycles, and market volatility based on their stability variables. Stability is measured in terms of volatility (price and earnings), leverage, and return on assets. The cumulative total return for the Index measured from the month-end closest to the inception date of the Fund’s Class Q shares through 10/31/17 is 15.54%.

Lipper Large-Cap Core Funds Average—The Lipper Large-Cap Core Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Large-Cap Core Funds universe for the periods noted. Funds in

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the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have wide latitude in the companies in which they invest. These funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share-growth value compared with the S&P 500 Index. The cumulative total return for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class Q shares through 10/31/17 is 15.86%.

Investors cannot invest directly in an index or average. The returns for the indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Presentation of Fund Holdings

Five Largest Holdings expressed as a percentage of net assets as of 10/31/17 (%)
AT&T, Inc., Diversified Telecommunication Services	2.3
Verizon Communications, Inc., Diversified Telecommunication Services	2.2
Amazon.com, Inc., Internet & Direct Marketing Retail	2.1
Apple, Inc., Technology Hardware, Storage & Peripherals	2.0
Exxon Mobil Corp., Oil, Gas & Consumable Fuels	1.8

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/17 (%)
Banks	7.2
Oil, Gas & Consumable Fuels	5.8
Diversified Telecommunication Services	4.7
Beverages	3.4
Capital Markets	3.3

Industry weightings reflect only long-term investments and are subject to change.

Prudential QMA Defensive Equity Fund	11

Strategy and Performance Overview

How did the Fund perform?

•

The Prudential QMA Defensive Equity Fund’s Class Z shares gained 16.84% for the 12-month reporting period ended October 31, 2017, underperforming the 23.61% gain of the S&P 500 Index, the 20.87% gain of the Russell 1000 Defensive Index, and the 22.24% gain of the Lipper Large-Cap Core Funds Average.

What were market conditions?

•

In November 2016, after the reporting period began, the US election resulted in an upset Republican sweep. US stocks, especially financials, surged on optimism about President-Elect Donald Trump’s growth-friendly agenda. International stocks experienced lackluster performance, especially in Europe, which was fraught with political uncertainty. Meanwhile, fixed income investors appeared to believe the new US political landscape could lead to a stronger US economy, as evidenced by the rise in Treasury yields and the narrowing of credit spreads (yield differentials between corporate bonds and US Treasuries of comparable maturity). In December, the Federal Reserve (Fed) raised short-term interest rates and said it expected to hike rates three times in 2017.

•

In the first quarter of 2017, US stocks soared in anticipation of policies by the new administration that could result in a more business-friendly market environment. However, in March, a failed attempt to repeal and replace the Affordable Care Act soured investor enthusiasm and US stocks gave up some of their gains. International stocks rose significantly, supported by a strengthening global economy. The fixed income market was buoyed by expectations of stimulative policies from the new administration and a modest upswing in US economic growth and inflation. In March, the Fed once again raised short-term interest rates.

•

Heading into the second quarter, Washington, DC was bogged down in political intrigue, hearings, and investigations, as well as normal legislative challenges, rather than previously anticipated broad health care reform and fast-tracked stimulative fiscal policy. Nevertheless, US stocks advanced amid higher corporate earnings growth and sound economic fundamentals. International stocks also posted significant gains. European stocks continued their run, even as the UK began its formal legal process to leave the European Union. In the bond market, the political turmoil in Washington, DC, combined with modestly softer economic data, led to a modest decline in long-term US Treasury yields. The front, or short-term, end of the Treasury yield curve rose as the Fed implemented another rate hike in June and set the stage to start tapering its balance sheet by the end of 2017.

•

During the third quarter, US stocks marched to record highs, though they experienced some volatility in August amid geopolitical tensions in Asia. Gains were driven by robust second-quarter earnings, a solid labor market, a strengthening economy, and expectations for a business-friendly tax agenda from the Trump administration. International equities

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recorded double-digit gains, fueled by strong performance in Europe and the Pacific region. In the bond market, volatility remained near historic lows. Treasury yields were relatively stable, which along with improving global growth, sustained investors’ search for yield. Near the end of the reporting period in the fourth quarter, equities powered forward, and the Fed provided information on how it planned to reduce its balance sheet.

What worked?

•

A consistent underweight through the reporting period to the energy sector due to its high valuations and volatility was a benefit for the Fund, as it was among the worst-performing sectors over the previous year, hindered by the low and volatile price of oil, and uncertain outlooks for many smaller players.

•

An overweight to the industrial sector also helped returns. The sector performed in line with the overall market, but periodic intervals of outperformance coincided with larger weights to the sector, helping with the success of the position.

What didn’t work?

•

A broad overweight to defensive sectors worked against the Fund over the past year. Stable interest rates and strong earnings growth in cyclical sectors, which are sensitive to changes in the economy, led to robust returns and historically low volatility for the broad market; a difficult environment for a portfolio focused on reducing drawdowns in investments and maximizing risk-adjusted returns.

•

Specifically, overweights to defensive sectors such as utilities, consumer staples, telecommunication services, and real estate all detracted from returns to a moderate degree due to the cyclical focus of the market.

•	Conversely, an underweight to technology detracted, as this cyclical sector saw resilient profits which led it to be the strongest performer over the past year, up close to 40%.

Did the Fund use derivatives and how did they affect performance?

•

The Fund periodically utilized nominal positions in S&P 500 futures for the purpose of the Fund’s cash flow management. These instruments track the Fund’s underlying benchmark and did not materially impact performance.

Current outlook

•

The Fund will attempt to provide long-term performance in line with broader equity markets, while reducing risk as measured by standard deviation and maximum drawdown. To do this, QMA will deploy its equity sector rotation strategy, which results in overweighting and underweighting certain sectors. The Fund may also make a tactical investment in CBOE Volatility Index® (VIX®) futures during times of excessive volatility to mitigate risk. At a time of historically low volatility, the Fund is well positioned in a complacent market environment to take advantage of a future downturn in market performance.

Prudential QMA Defensive Equity Fund	13

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2017. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account

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over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential QMA Defensive Equity Fund		Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,062.50	1.26%	$6.55
	Hypothetical	$1,000.00	$1,018.85	1.26%	$6.41
Class B	Actual	$1,000.00	$1,058.50	2.01%	$10.43
	Hypothetical	$1,000.00	$1,015.07	2.01%	$10.21
Class C	Actual	$1,000.00	$1,057.80	2.01%	$10.43
	Hypothetical	$1,000.00	$1,015.07	2.01%	$10.21
Class Q	Actual	$1,000.00	$1,063.80	0.87%	$4.53
	Hypothetical	$1,000.00	$1,020.82	0.87%	$4.43
Class R	Actual	$1,000.00	$1,072.70	1.53%	$7.99
	Hypothetical	$1,000.00	$1,017.49	1.53%	$7.78
Class Z	Actual	$1,000.00	$1,063.80	1.01%	$5.25
	Hypothetical	$1,000.00	$1,020.11	1.01%	$5.14

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2017, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2017 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

Prudential QMA Defensive Equity Fund	15

Schedule of Investments

as of October 31, 2017

Description	Shares	Value

LONG-TERM INVESTMENTS 95.8%

COMMON STOCKS 95.8%

Aerospace & Defense 3.0%
Arconic, Inc.	4,933	$123,917
Boeing Co. (The)	7,110	1,834,238
General Dynamics Corp.	3,570	724,639
L3 Technologies, Inc.	1,000	187,180
Lockheed Martin Corp.	3,210	989,193
Northrop Grumman Corp.	2,230	659,032
Raytheon Co.	3,720	670,344
Rockwell Collins, Inc.	2,080	282,048
Textron, Inc.	3,400	179,316
TransDigm Group, Inc.	620	172,050
United Technologies Corp.	9,510	1,138,917

		6,960,874

Air Freight & Logistics 0.9%
C.H. Robinson Worldwide, Inc.	1,800	141,354
Expeditors International of Washington, Inc.	2,300	134,274
FedEx Corp.	3,160	713,560
United Parcel Service, Inc. (Class B Stock)	8,820	1,036,614

		2,025,802

Airlines 0.6%
Alaska Air Group, Inc.	1,600	105,648
American Airlines Group, Inc.	5,500	257,510
Delta Air Lines, Inc.	8,500	425,255
Southwest Airlines Co.	7,000	377,020
United Continental Holdings, Inc.*	3,300	192,984

		1,358,417

Auto Components 0.2%
BorgWarner, Inc.	2,060	108,603
Delphi Automotive PLC	2,900	288,202
Goodyear Tire & Rubber Co. (The)	2,600	79,534

		476,339

Automobiles 0.5%
Ford Motor Co.	41,700	511,659
General Motors Co.	14,000	601,720
Harley-Davidson, Inc.	1,800	85,212

		1,198,591

See Notes to Financial Statements.

Prudential QMA Defensive Equity Fund	17

Schedule of Investments (continued)

as of October 31, 2017

Description	Shares	Value

COMMON STOCKS (Continued)

Banks 7.2%
Bank of America Corp.	111,700	$3,059,463
BB&T Corp.	9,300	457,932
Citigroup, Inc.	31,100	2,285,850
Citizens Financial Group, Inc.	5,900	224,259
Comerica, Inc.	2,100	164,997
Fifth Third Bancorp	8,600	248,540
Huntington Bancshares, Inc.	12,900	178,020
JPMorgan Chase & Co.	40,100	4,034,461
KeyCorp	12,700	231,775
M&T Bank Corp.	1,780	296,851
People’s United Financial, Inc.	4,300	80,238
PNC Financial Services Group, Inc. (The)	5,500	752,345
Regions Financial Corp.	14,000	216,720
SunTrust Banks, Inc.	5,600	337,176
U.S. Bancorp	18,200	989,716
Wells Fargo & Co.	50,900	2,857,526
Zions Bancorporation	2,400	111,504

		16,527,373

Beverages 3.4%
Brown-Forman Corp. (Class B Stock)	3,500	199,570
Coca-Cola Co. (The)	68,400	3,145,032
Constellation Brands, Inc. (Class A Stock)	3,070	672,606
Dr. Pepper Snapple Group, Inc.	3,300	282,678
Molson Coors Brewing Co. (Class B Stock)	3,340	270,106
Monster Beverage Corp.*	7,400	428,682
PepsiCo, Inc.	25,460	2,806,456

		7,805,130

Biotechnology 1.8%
AbbVie, Inc.	10,600	956,650
Alexion Pharmaceuticals, Inc.*	1,480	177,097
Amgen, Inc.	4,830	846,313
Biogen, Inc.*	1,400	436,324
Celgene Corp.*	5,180	523,025
Gilead Sciences, Inc.	8,670	649,903
Incyte Corp.*	1,130	127,972
Regeneron Pharmaceuticals, Inc.*	510	205,336
Vertex Pharmaceuticals, Inc.*	1,670	244,204

		4,166,824

See Notes to Financial Statements.

18

Description	Shares	Value

COMMON STOCKS (Continued)

Building Products 0.4%
A.O. Smith Corp.	1,900	$112,480
Allegion PLC	1,266	105,572
Fortune Brands Home & Security, Inc.	2,000	132,120
Johnson Controls International PLC	11,878	491,630
Masco Corp.	4,000	159,280

		1,001,082

Capital Markets 3.3%
Affiliated Managers Group, Inc.	680	126,820
Ameriprise Financial, Inc.	1,760	275,510
Bank of New York Mellon Corp. (The)	11,900	612,255
BlackRock, Inc.	1,430	673,287
Cboe Global Markets, Inc.	1,360	153,762
Charles Schwab Corp. (The)	13,700	614,308
CME Group, Inc.	3,920	537,706
E*TRADE Financial Corp.*	3,300	143,847
Franklin Resources, Inc.	3,890	163,886
Goldman Sachs Group, Inc. (The)	4,120	999,018
Intercontinental Exchange, Inc.	6,830	451,463
Invesco Ltd.	4,800	171,792
Moody’s Corp.	1,950	277,699
Morgan Stanley	16,200	810,000
Nasdaq, Inc.	1,400	101,710
Northern Trust Corp.	2,500	233,800
Raymond James Financial, Inc.	1,600	135,648
S&P Global, Inc.	2,970	464,716
State Street Corp.	4,300	395,600
T. Rowe Price Group, Inc.	2,800	260,120

		7,602,947

Chemicals 1.5%
Air Products & Chemicals, Inc.	1,460	232,768
Albemarle Corp.	740	104,259
CF Industries Holdings, Inc.	1,550	58,869
DowDuPont, Inc.	15,635	1,130,567
Eastman Chemical Co.	1,000	90,810
Ecolab, Inc.	1,740	227,348
FMC Corp.	900	83,574
International Flavors & Fragrances, Inc.	530	78,133
LyondellBasell Industries NV (Class A Stock)	2,160	223,625
Monsanto Co.	2,940	356,034
Mosaic Co. (The)	2,300	51,382

See Notes to Financial Statements.

Prudential QMA Defensive Equity Fund	19

Schedule of Investments (continued)

as of October 31, 2017

Description	Shares	Value

COMMON STOCKS (Continued)

Chemicals (cont’d.)
PPG Industries, Inc.	1,720	$199,933
Praxair, Inc.	1,920	280,550
Sherwin-Williams Co. (The)	550	217,332

		3,335,184

Commercial Services & Supplies 0.4%
Cintas Corp.	1,100	163,944
Republic Services, Inc.	2,900	188,703
Stericycle, Inc.*	1,070	75,810
Waste Management, Inc.	5,200	427,284

		855,741

Communications Equipment 0.5%
Cisco Systems, Inc.	26,200	894,730
F5 Networks, Inc.*	340	41,232
Harris Corp.	630	87,771
Juniper Networks, Inc.	1,900	47,177
Motorola Solutions, Inc.	900	81,486

		1,152,396

Construction & Engineering 0.1%
Fluor Corp.	1,800	77,562
Jacobs Engineering Group, Inc.	1,500	87,315
Quanta Services, Inc.*	1,900	71,687

		236,564

Construction Materials 0.1%
Martin Marietta Materials, Inc.	420	91,077
Vulcan Materials Co.	890	108,358

		199,435

Consumer Finance 0.9%
American Express Co.	8,400	802,368
Capital One Financial Corp.	5,600	516,208
Discover Financial Services	4,400	292,732
Navient Corp.	3,600	44,856
Synchrony Financial	8,701	283,827

		1,939,991

Containers & Packaging 0.2%
Avery Dennison Corp.	600	63,702
Ball Corp.	2,300	98,739

See Notes to Financial Statements.

20

Description	Shares	Value

COMMON STOCKS (Continued)

Containers & Packaging (cont’d.)
International Paper Co.	2,800	$160,356
Packaging Corp. of America	630	73,250
Sealed Air Corp.	1,200	53,076
WestRock Co.	1,736	106,469

		555,592

Distributors 0.1%
Genuine Parts Co.	1,560	137,639
LKQ Corp.*	3,300	124,377

		262,016

Diversified Consumer Services 0.0%
H&R Block, Inc.	2,200	54,428

Diversified Financial Services 1.8%
Berkshire Hathaway, Inc. (Class B Stock)*	21,890	4,092,117
Leucadia National Corp.	3,900	98,670

		4,190,787

Diversified Telecommunication Services 4.7%
AT&T, Inc.	155,494	5,232,373
CenturyLink, Inc.(a)	13,900	263,961
Level 3 Communications, Inc.*	7,400	396,862
Verizon Communications, Inc.	103,300	4,944,971

		10,838,167

Electric Utilities 3.2%
Alliant Energy Corp.	3,800	164,388
American Electric Power Co., Inc.	8,100	602,721
Duke Energy Corp.	11,600	1,024,396
Edison International	5,400	431,730
Entergy Corp.	3,000	258,780
Eversource Energy	5,200	325,728
Exelon Corp.	15,900	639,339
FirstEnergy Corp.	7,300	240,535
NextEra Energy, Inc.	7,750	1,201,793
PG&E Corp.	8,500	491,045
Pinnacle West Capital Corp.	1,900	166,649
PPL Corp.	11,300	424,428
Southern Co. (The)	16,500	861,300
Xcel Energy, Inc.	8,400	415,968

		7,248,800

See Notes to Financial Statements.

Prudential QMA Defensive Equity Fund	21

Schedule of Investments (continued)

as of October 31, 2017

Description	Shares	Value

COMMON STOCKS (Continued)

Electrical Equipment 0.7%
Acuity Brands, Inc.	540	$90,288
AMETEK, Inc.	3,000	202,470
Eaton Corp. PLC	5,700	456,114
Emerson Electric Co.	8,200	528,572
Rockwell Automation, Inc.	1,650	331,353

		1,608,797

Electronic Equipment, Instruments & Components 0.2%
Amphenol Corp. (Class A Stock)	1,640	142,680
Corning, Inc.	4,700	147,157
FLIR Systems, Inc.	700	32,774
TE Connectivity Ltd.	1,900	172,843

		495,454

Energy Equipment & Services 0.9%
Baker Hughes a GE Co.	4,900	154,007
Halliburton Co.	10,100	431,674
Helmerich & Payne, Inc.(a)	1,270	68,974
National Oilwell Varco, Inc.	4,400	150,436
Schlumberger Ltd.	16,119	1,031,616
TechnipFMC PLC (United Kingdom)	5,100	139,689

		1,976,396

Equity Real Estate Investment Trusts (REITs) 1.9%
Alexandria Real Estate Equities, Inc.	640	79,334
American Tower Corp.	2,920	419,516
Apartment Investment & Management Co. (Class A Stock)	1,000	43,980
AvalonBay Communities, Inc.	940	170,450
Boston Properties, Inc.	1,050	127,239
Crown Castle International Corp.	2,770	296,612
Digital Realty Trust, Inc.	1,400	165,816
Duke Realty Corp.	2,400	68,352
Equinix, Inc.	531	246,119
Equity Residential	2,500	168,150
Essex Property Trust, Inc.	450	118,094
Extra Space Storage, Inc.	900	73,431
Federal Realty Investment Trust	490	59,055
GGP, Inc.	4,200	81,732
HCP, Inc.	3,100	80,104
Host Hotels & Resorts, Inc.	5,000	97,800
Iron Mountain, Inc.	1,738	69,520
Kimco Realty Corp.	2,800	50,848

See Notes to Financial Statements.

22

Description	Shares	Value

COMMON STOCKS (Continued)

Equity Real Estate Investment Trusts (REITs) (cont’d.)
Macerich Co. (The)	700	$38,220
Mid-America Apartment Communities, Inc.	780	79,833
Prologis, Inc.	3,600	232,488
Public Storage	1,020	211,395
Realty Income Corp.	1,900	101,973
Regency Centers Corp.	1,000	61,550
SBA Communications Corp.*	820	128,888
Simon Property Group, Inc.	2,120	329,300
SL Green Realty Corp.	680	65,062
UDR, Inc.	1,800	69,822
Ventas, Inc.	2,400	150,600
Vornado Realty Trust	1,190	89,083
Welltower, Inc.	2,500	167,400
Weyerhaeuser Co.	5,040	180,986

		4,322,752

Food & Staples Retailing 2.9%
Costco Wholesale Corp.	7,820	1,259,645
CVS Health Corp.	18,090	1,239,708
Kroger Co. (The)	15,900	329,130
Sysco Corp.	8,600	478,332
Wal-Mart Stores, Inc.	26,100	2,278,791
Walgreens Boots Alliance, Inc.	16,400	1,086,828

		6,672,434

Food Products 2.1%
Archer-Daniels-Midland Co.	10,000	408,700
Campbell Soup Co.	3,400	161,058
Conagra Brands, Inc.	7,400	252,784
General Mills, Inc.	10,300	534,776
Hershey Co. (The)	2,520	267,574
Hormel Foods Corp.	4,800	149,568
J.M. Smucker Co. (The)	2,030	215,281
Kellogg Co.	4,400	275,132
Kraft Heinz Co. (The)	10,600	819,698
McCormick & Co., Inc.	2,140	212,994
Mondelez International, Inc. (Class A Stock)	26,800	1,110,324
Tyson Foods, Inc. (Class A Stock)	5,200	379,132

		4,787,021

Health Care Equipment & Supplies 1.8%
Abbott Laboratories	11,457	621,313
Align Technology, Inc.*	480	114,710

See Notes to Financial Statements.

Prudential QMA Defensive Equity Fund	23

Schedule of Investments (continued)

as of October 31, 2017

Description	Shares	Value

COMMON STOCKS (Continued)

Health Care Equipment & Supplies (cont’d.)
Baxter International, Inc.	3,300	$212,751
Becton, Dickinson and Co.	1,505	314,048
Boston Scientific Corp.*	9,000	253,260
C.R. Bard, Inc.	480	156,993
Cooper Cos., Inc. (The)	330	79,286
Danaher Corp.	4,100	378,307
DENTSPLY SIRONA, Inc.	1,500	91,605
Edwards Lifesciences Corp.*	1,400	143,122
Hologic, Inc.*	1,800	68,130
IDEXX Laboratories, Inc.*	580	96,379
Intuitive Surgical, Inc.*	750	281,520
Medtronic PLC	8,988	723,714
ResMed, Inc.	900	75,762
Stryker Corp.	2,130	329,873
Varian Medical Systems, Inc.*	610	63,556
Zimmer Biomet Holdings, Inc.	1,340	162,971

		4,167,300

Health Care Providers & Services 1.7%
Aetna, Inc.	2,200	374,066
AmerisourceBergen Corp.	1,050	80,798
Anthem, Inc.	1,740	364,026
Cardinal Health, Inc.	2,100	129,990
Centene Corp.*	1,200	112,404
Cigna Corp.	1,670	329,357
DaVita, Inc.*	980	59,525
Envision Healthcare Corp.*	800	34,080
Express Scripts Holding Co.*	3,800	232,902
HCA Healthcare, Inc.*	1,900	143,735
Henry Schein, Inc.*	1,080	84,888
Humana, Inc.	960	245,136
Laboratory Corp. of America Holdings*	680	104,523
McKesson Corp.	1,390	191,653
Patterson Cos., Inc.	500	18,500
Quest Diagnostics, Inc.	880	82,526
UnitedHealth Group, Inc.	6,400	1,345,408
Universal Health Services, Inc. (Class B Stock)	590	60,593

		3,994,110

Health Care Technology 0.1%
Cerner Corp.*	2,100	141,792

See Notes to Financial Statements.

24

Description	Shares	Value

COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure 1.9%
Carnival Corp.	4,400	$292,116
Chipotle Mexican Grill, Inc.*	270	73,413
Darden Restaurants, Inc.	1,300	106,951
Hilton Worldwide Holdings, Inc.	2,200	159,016
Marriott International, Inc. (Class A Stock)	3,340	399,063
McDonald’s Corp.	8,650	1,443,772
MGM Resorts International	5,500	172,425
Royal Caribbean Cruises Ltd.	1,840	227,737
Starbucks Corp.	15,400	844,536
Wyndham Worldwide Corp.	1,100	117,535
Wynn Resorts Ltd.	860	126,841
Yum! Brands, Inc.	3,700	275,465

		4,238,870

Household Durables 0.4%
D.R. Horton, Inc.	3,600	159,156
Garmin Ltd.	1,200	67,932
Leggett & Platt, Inc.	1,400	66,164
Lennar Corp. (Class A Stock)	2,200	122,474
Mohawk Industries, Inc.*	680	177,997
Newell Brands, Inc.	5,200	212,056
PulteGroup, Inc.	2,900	87,667
Whirlpool Corp.	780	127,865

		1,021,311

Household Products 2.7%
Church & Dwight Co., Inc.	4,440	200,555
Clorox Co. (The)	2,300	291,019
Colgate-Palmolive Co.	15,700	1,106,065
Kimberly-Clark Corp.	6,300	708,813
Procter & Gamble Co. (The)	45,500	3,928,470

		6,234,922

Independent Power & Renewable Electricity Producers 0.1%
AES Corp.	10,900	115,867
NRG Energy, Inc.	4,900	122,500

		238,367

Industrial Conglomerates 2.5%
3M Co.	7,640	1,758,651
General Electric Co.	110,720	2,232,115
Honeywell International, Inc.	9,760	1,407,002
Roper Technologies, Inc.	1,310	338,203

		5,735,971

See Notes to Financial Statements.

Prudential QMA Defensive Equity Fund	25

Schedule of Investments (continued)

as of October 31, 2017

Description	Shares	Value

COMMON STOCKS (Continued)

Insurance 2.9%
Aflac, Inc.	4,600	$385,894
Allstate Corp. (The)	4,200	394,212
American International Group, Inc.	10,400	671,944
Aon PLC	2,940	421,684
Arthur J. Gallagher & Co.	2,200	139,326
Assurant, Inc.	710	71,462
Brighthouse Financial, Inc.*	1,190	73,994
Chubb Ltd.	5,347	806,435
Cincinnati Financial Corp.	1,800	126,306
Everest Re Group Ltd.	500	118,725
Hartford Financial Services Group, Inc. (The)	4,300	236,715
Lincoln National Corp.	2,600	197,028
Loews Corp.	3,300	163,383
Marsh & McLennan Cos., Inc.	5,900	477,487
MetLife, Inc.	12,200	653,676
Principal Financial Group, Inc.	3,200	210,720
Progressive Corp. (The)	6,800	330,820
Torchmark Corp.	1,300	109,369
Travelers Cos., Inc. (The)	3,200	423,840
Unum Group	2,700	140,508
Willis Towers Watson PLC	1,580	254,506
XL Group Ltd. (Bermuda)	3,100	125,457

		6,533,491

Internet & Direct Marketing Retail 3.0%
Amazon.com, Inc.*	4,260	4,708,493
Expedia, Inc.	1,310	163,305
Netflix, Inc.*	4,610	905,542
Priceline Group, Inc. (The)*	530	1,013,339
TripAdvisor, Inc.*	1,090	40,875

		6,831,554

Internet Software & Services 2.5%
Akamai Technologies, Inc.*	900	47,025
Alphabet, Inc. (Class A Stock)*	1,570	1,621,873
Alphabet, Inc. (Class C Stock)*	1,591	1,617,474
eBay, Inc.*	5,200	195,728
Facebook, Inc. (Class A Stock)*	12,440	2,239,946
VeriSign, Inc.*	450	48,384

		5,770,430

See Notes to Financial Statements.

26

Description	Shares	Value

COMMON STOCKS (Continued)

IT Services 2.1%
Accenture PLC (Class A Stock)	3,250	$462,670
Alliance Data Systems Corp.	260	58,170
Automatic Data Processing, Inc.	2,330	270,886
Cognizant Technology Solutions Corp. (Class A Stock)	3,120	236,090
CSRA, Inc.	800	25,592
DXC Technology Co.	1,459	133,528
Fidelity National Information Services, Inc.	1,800	166,968
Fiserv, Inc.*	1,110	143,667
Gartner, Inc.*	480	60,149
Global Payments, Inc.	800	83,160
International Business Machines Corp.	4,550	700,973
Mastercard, Inc. (Class A Stock)	4,900	728,973
Paychex, Inc.	1,700	108,443
PayPal Holdings, Inc.*	5,900	428,104
Total System Services, Inc.	900	64,845
Visa, Inc. (Class A Stock)	9,600	1,055,808
Western Union Co. (The)	2,400	47,664

		4,775,690

Leisure Products 0.1%
Hasbro, Inc.	1,230	113,886
Mattel, Inc.(a)	3,600	50,832

		164,718

Life Sciences Tools & Services 0.5%
Agilent Technologies, Inc.	2,100	142,863
Illumina, Inc.*	970	199,034
Mettler-Toledo International, Inc.*	170	116,047
PerkinElmer, Inc.	700	50,624
Quintiles IMS Holdings, Inc.*	1,000	108,100
Thermo Fisher Scientific, Inc.	2,650	513,649
Waters Corp.*	530	103,907

		1,234,224

Machinery 2.1%
Caterpillar, Inc.	7,560	1,026,648
Cummins, Inc.	2,020	357,298
Deere & Co.	4,100	544,808
Dover Corp.	2,000	190,980
Flowserve Corp.	1,600	70,512
Fortive Corp.	3,950	285,427
Illinois Tool Works, Inc.	3,970	621,384

See Notes to Financial Statements.

Prudential QMA Defensive Equity Fund	27

Schedule of Investments (continued)

as of October 31, 2017

Description	Shares	Value

COMMON STOCKS (Continued)

Machinery (cont’d.)
Ingersoll-Rand PLC	3,300	$292,380
PACCAR, Inc.	4,500	322,785
Parker-Hannifin Corp.	1,710	312,263
Pentair PLC (United Kingdom)	2,100	147,966
Snap-on, Inc.	740	116,757
Stanley Black & Decker, Inc.	1,960	316,638
Xylem, Inc.	2,300	153,019

		4,758,865

Media 2.7%
CBS Corp. (Class B Stock)	3,900	218,868
Charter Communications, Inc. (Class A Stock)*	2,150	718,465
Comcast Corp. (Class A Stock)	50,200	1,808,706
Discovery Communications, Inc. (Class A Stock)*(a)	1,600	30,208
Discovery Communications, Inc. (Class C Stock)*	2,100	37,401
DISH Network Corp. (Class A Stock)*	2,400	116,496
Interpublic Group of Cos., Inc. (The)	4,200	80,850
News Corp. (Class A Stock)	4,050	55,323
News Corp. (Class B Stock)	1,300	18,070
Omnicom Group, Inc.	2,500	167,975
Scripps Networks Interactive, Inc. (Class A Stock)	1,000	83,280
Time Warner, Inc.	8,310	816,790
Twenty-First Century Fox, Inc. (Class A Stock)	11,200	292,880
Twenty-First Century Fox, Inc. (Class B Stock)	4,600	117,070
Viacom, Inc. (Class B Stock)	3,700	88,911
Walt Disney Co. (The)	16,490	1,612,887

		6,264,180

Metals & Mining 0.2%
Freeport-McMoRan, Inc.*	8,900	124,422
Newmont Mining Corp.	3,500	126,560
Nucor Corp.	2,100	121,443

		372,425

Multi-Utilities 1.7%
Ameren Corp.	4,000	247,960
CenterPoint Energy, Inc.	7,100	210,018
CMS Energy Corp.	4,600	222,502
Consolidated Edison, Inc.	5,100	438,855
Dominion Energy, Inc.	10,600	860,084
DTE Energy Co.	2,970	328,066
NiSource, Inc.	5,300	139,761

See Notes to Financial Statements.

28

Description	Shares	Value

COMMON STOCKS (Continued)

Multi-Utilities (cont’d.)
Public Service Enterprise Group, Inc.	8,400	$413,280
SCANA Corp.	2,300	99,222
Sempra Energy	4,160	488,800
WEC Energy Group, Inc.	5,184	349,350

		3,797,898

Multiline Retail 0.4%
Dollar General Corp.	2,800	226,352
Dollar Tree, Inc.*	2,500	228,125
Kohl’s Corp.	1,800	75,168
Macy’s, Inc.	3,200	60,032
Nordstrom, Inc.	1,200	47,580
Target Corp.	5,800	342,432

		979,689

Oil, Gas & Consumable Fuels 5.8%
Anadarko Petroleum Corp.	6,530	322,386
Andeavor	1,680	178,483
Apache Corp.	4,400	182,028
Cabot Oil & Gas Corp.	5,300	146,810
Chesapeake Energy Corp.*(a)	10,500	40,950
Chevron Corp.	22,050	2,555,374
Cimarex Energy Co.	1,110	129,792
Concho Resources, Inc.*	1,730	232,183
ConocoPhillips	14,100	721,215
Devon Energy Corp.	6,100	225,090
EOG Resources, Inc.	6,710	670,128
EQT Corp.	1,970	123,204
Exxon Mobil Corp.	49,320	4,110,822
Hess Corp.	3,130	138,221
Kinder Morgan, Inc.	22,300	403,853
Marathon Oil Corp.	9,800	139,356
Marathon Petroleum Corp.	5,880	351,271
Newfield Exploration Co.*	2,300	70,817
Noble Energy, Inc.	5,600	156,072
Occidental Petroleum Corp.	8,900	574,673
ONEOK, Inc.	4,400	238,788
Phillips 66	5,000	455,400
Pioneer Natural Resources Co.	1,980	296,347
Range Resources Corp.	2,600	47,086
Valero Energy Corp.	5,100	402,339
Williams Cos., Inc. (The)	9,600	273,600

		13,186,288

See Notes to Financial Statements.

Prudential QMA Defensive Equity Fund	29

Schedule of Investments (continued)

as of October 31, 2017

Description	Shares	Value

COMMON STOCKS (Continued)

Personal Products 0.3%
Coty, Inc. (Class A Stock)	8,400	$129,360
Estee Lauder Cos., Inc. (The) (Class A Stock)	3,990	446,122

		575,482

Pharmaceuticals 3.0%
Allergan PLC	2,218	393,096
Bristol-Myers Squibb Co.	10,900	672,094
Eli Lilly & Co.	6,400	524,416
Johnson & Johnson	17,760	2,475,922
Merck & Co., Inc.	18,100	997,129
Mylan NV*	3,500	124,985
Perrigo Co. PLC	850	68,841
Pfizer, Inc.	39,400	1,381,364
Zoetis, Inc.	3,200	204,224

		6,842,071

Professional Services 0.3%
Equifax, Inc.	1,540	167,136
IHS Markit Ltd.*	4,600	196,006
Nielsen Holdings PLC	4,300	159,401
Robert Half International, Inc.	1,600	82,832
Verisk Analytics, Inc.*	2,000	170,100

		775,475

Real Estate Management & Development 0.0%
CBRE Group, Inc. (Class A Stock)*	2,000	78,640

Road & Rail 1.1%
CSX Corp.	11,700	590,031
J.B. Hunt Transport Services, Inc.	1,090	115,965
Kansas City Southern	1,350	140,697
Norfolk Southern Corp.	3,690	484,940
Union Pacific Corp.	10,240	1,185,690

		2,517,323

Semiconductors & Semiconductor Equipment 2.0%
Advanced Micro Devices, Inc.*(a)	4,200	46,137
Analog Devices, Inc.	1,948	177,852
Applied Materials, Inc.	5,600	316,008
Broadcom Ltd.	2,142	565,295
Intel Corp.	24,600	1,119,054
KLA-Tencor Corp.	830	90,379

See Notes to Financial Statements.

30

Description	Shares	Value

COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment (cont’d.)
Lam Research Corp.	860	$179,370
Microchip Technology, Inc.	1,200	113,760
Micron Technology, Inc.*	5,800	256,998
NVIDIA Corp.	3,150	651,452
Qorvo, Inc.*	700	53,067
QUALCOMM, Inc.	7,700	392,777
Skyworks Solutions, Inc.	970	110,444
Texas Instruments, Inc.	5,200	502,788
Xilinx, Inc.	1,300	95,797

		4,671,178

Software 2.8%
Activision Blizzard, Inc.	4,000	261,960
Adobe Systems, Inc.*	2,590	453,664
ANSYS, Inc.*	450	61,519
Autodesk, Inc.*	1,150	143,704
CA, Inc.	1,600	51,808
Cadence Design Systems, Inc.*	1,400	60,424
Citrix Systems, Inc.*	800	66,088
Electronic Arts, Inc.*	1,620	193,752
Intuit, Inc.	1,280	193,306
Microsoft Corp.	40,400	3,360,472
Oracle Corp.	15,800	804,220
Red Hat, Inc.*	930	112,372
salesforce.com, Inc.*	3,600	368,424
Symantec Corp.	3,200	104,000
Synopsys, Inc.*	800	69,216

		6,304,929

Specialty Retail 2.1%
Advance Auto Parts, Inc.	810	66,209
AutoZone, Inc.*	300	176,850
Best Buy Co., Inc.	2,800	156,744
CarMax, Inc.*	2,000	150,200
Foot Locker, Inc.	1,400	42,112
Gap, Inc. (The)	2,300	59,777
Home Depot, Inc. (The)	12,590	2,087,170
L Brands, Inc.	2,600	111,904
Lowe’s Cos., Inc.	9,000	719,550
O’Reilly Automotive, Inc.*	940	198,293
Ross Stores, Inc.	4,180	265,388
Signet Jewelers Ltd.	670	43,932

See Notes to Financial Statements.

Prudential QMA Defensive Equity Fund	31

Schedule of Investments (continued)

as of October 31, 2017

Description	Shares	Value

COMMON STOCKS (Continued)

Specialty Retail (cont’d.)
Tiffany & Co.	1,140	$106,727
TJX Cos., Inc. (The)	6,800	474,640
Tractor Supply Co.	1,400	84,364
Ulta Beauty, Inc.*	630	127,128

		4,870,988

Technology Hardware, Storage & Peripherals 2.3%
Apple, Inc.	27,110	4,582,674
Hewlett Packard Enterprise Co.	8,600	119,712
HP, Inc.	8,700	187,485
NetApp, Inc.	1,400	62,188
Seagate Technology PLC	1,500	55,455
Western Digital Corp.	1,532	136,762
Xerox Corp.	1,050	31,826

		5,176,102

Textiles, Apparel & Luxury Goods 0.7%
Hanesbrands, Inc.	3,800	85,500
Michael Kors Holdings Ltd.*	1,600	78,096
NIKE, Inc. (Class B Stock)	14,020	770,960
PVH Corp.	830	105,252
Ralph Lauren Corp.	570	50,975
Tapestry, Inc.	3,000	122,850
Under Armour, Inc. (Class A Stock)*(a)	1,900	23,788
Under Armour, Inc. (Class C Stock)*(a)	1,911	22,034
VF Corp.	3,520	245,168

		1,504,623

Tobacco 2.2%
Altria Group, Inc.	34,200	2,196,324
Philip Morris International, Inc.	27,680	2,896,435

		5,092,759

Trading Companies & Distributors 0.2%
Fastenal Co.	3,700	173,789
United Rentals, Inc.*	1,080	152,798
W.W. Grainger, Inc.	680	134,436

		461,023

See Notes to Financial Statements.

32

Description			Shares	Value

Water Utilities 0.1%
American Water Works Co., Inc.			3,000	$263,280

TOTAL COMMON STOCKS (cost $158,286,733)				219,431,302

			Units
RIGHTS* 0.0%

Food & Staples Retailing
Safeway Casa Ley, expiring 01/30/19, CVR^			2,400	1,278
Safeway PDC, expiring 01/30/19, CVR^			2,400	41

TOTAL RIGHTS (cost $2,512)				1,319

TOTAL LONG-TERM INVESTMENTS (cost $158,289,245)				219,432,621

			Shares

SHORT-TERM INVESTMENTS 4.5%

AFFILIATED MUTUAL FUNDS 4.2%
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund(w)			9,196,634	9,196,634
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund (cost $530,112; includes $529,510 of cash collateral for securities on loan)(b)(w)			530,071	530,123

TOTAL AFFILIATED MUTUAL FUNDS (cost $9,726,746)				9,726,757

	Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATION(n) 0.3%
U.S. Treasury Bills(k) (cost $599,150)	1.020%	12/21/17	600	599,196

TOTAL SHORT-TERM INVESTMENTS (cost $10,325,896)				10,325,953

TOTAL INVESTMENTS 100.3% (cost $168,615,141)				229,758,574
Liabilities in excess of other assets(z) (0.3)%				(666,435)

NET ASSETS 100.0%				$229,092,139

See Notes to Financial Statements.

Prudential QMA Defensive Equity Fund	33

Schedule of Investments (continued)

as of October 31, 2017

The following abbreviations are used in the annual report:

CVR—Contingent Value Rights

LIBOR—London Interbank Offered Rate

REIT(s)—Real Estate Investment Trust(s)

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $1,319 and 0.0% of net assets.
*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $510,417; cash collateral of $529,510 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rates shown reflect yield to maturity at purchase date.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.
(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at October 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value/ Unrealized Appreciation (Depreciation)
	Long Positions:
70	S&P 500 E-Mini Index	Dec. 2017	$8,661,490	$9,004,450	$342,960

A security with a market value of $599,196 has been segregated with Goldman Sachs & Co. to cover requirements for open futures contracts at October 31, 2017.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

34

The following is a summary of the inputs used as of October 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$6,960,874	$—	$—
Air Freight & Logistics	2,025,802	—	—
Airlines	1,358,417	—	—
Auto Components	476,339	—	—
Automobiles	1,198,591	—	—
Banks	16,527,373	—	—
Beverages	7,805,130	—	—
Biotechnology	4,166,824	—	—
Building Products	1,001,082	—	—
Capital Markets	7,602,947	—	—
Chemicals	3,335,184	—	—
Commercial Services & Supplies	855,741	—	—
Communications Equipment	1,152,396	—	—
Construction & Engineering	236,564	—	—
Construction Materials	199,435	—	—
Consumer Finance	1,939,991	—	—
Containers & Packaging	555,592	—	—
Distributors	262,016	—	—
Diversified Consumer Services	54,428	—	—
Diversified Financial Services	4,190,787	—	—
Diversified Telecommunication Services	10,838,167	—	—
Electric Utilities	7,248,800	—	—
Electrical Equipment	1,608,797	—	—
Electronic Equipment, Instruments & Components	495,454	—	—
Energy Equipment & Services	1,976,396	—	—
Equity Real Estate Investment Trusts (REITs)	4,322,752	—	—
Food & Staples Retailing	6,672,434	—	—
Food Products	4,787,021	—	—
Health Care Equipment & Supplies	4,167,300	—	—
Health Care Providers & Services	3,994,110	—	—
Health Care Technology	141,792	—	—
Hotels, Restaurants & Leisure	4,238,870	—	—
Household Durables	1,021,311	—	—
Household Products	6,234,922	—	—
Independent Power & Renewable Electricity Producers	238,367	—	—
Industrial Conglomerates	5,735,971	—	—
Insurance	6,533,491	—	—
Internet & Direct Marketing Retail	6,831,554	—	—
Internet Software & Services	5,770,430	—	—
IT Services	4,775,690	—	—

See Notes to Financial Statements.

Prudential QMA Defensive Equity Fund	35

Schedule of Investments (continued)

as of October 31, 2017

	Level 1	Level 2	Level 3
Investments in Securities (Continued)
Common Stocks (continued)
Leisure Products	$164,718	$—	$—
Life Sciences Tools & Services	1,234,224	—	—
Machinery	4,758,865	—	—
Media	6,264,180	—	—
Metals & Mining	372,425	—	—
Multi-Utilities	3,797,898	—	—
Multiline Retail	979,689	—	—
Oil, Gas & Consumable Fuels	13,186,288	—	—
Personal Products	575,482	—	—
Pharmaceuticals	6,842,071	—	—
Professional Services	775,475	—	—
Real Estate Management & Development	78,640	—	—
Road & Rail	2,517,323	—	—
Semiconductors & Semiconductor Equipment	4,671,178	—	—
Software	6,304,929	—	—
Specialty Retail	4,870,988	—	—
Technology Hardware, Storage & Peripherals	5,176,102	—	—
Textiles, Apparel & Luxury Goods	1,504,623	—	—
Tobacco	5,092,759	—	—
Trading Companies & Distributors	461,023	—	—
Water Utilities	263,280	—	—
Rights
Food & Staples Retailing	—	—	1,319
Affiliated Mutual Funds	9,726,757	—	—
U.S. Treasury Obligation	—	599,196	—
Other Financial Instruments*
Futures Contracts	342,960	—	—

Total	$229,501,019	$599,196	$1,319

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

See Notes to Financial Statements.

36

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2017 were as follows (unaudited):

Banks	7.2%
Oil, Gas & Consumable Fuels	5.8
Diversified Telecommunication Services	4.7
Affiliated Mutual Funds (including 0.2% of collateral for securities on loan)	4.2
Beverages	3.4
Capital Markets	3.3
Electric Utilities	3.2
Aerospace & Defense	3.0
Pharmaceuticals	3.0
Internet & Direct Marketing Retail	3.0
Food & Staples Retailing	2.9
Insurance	2.9
Software	2.8
Media	2.7
Household Products	2.7
Internet Software & Services	2.5
Industrial Conglomerates	2.5
Technology Hardware, Storage & Peripherals	2.3
Tobacco	2.2
Specialty Retail	2.1
Food Products	2.1
IT Services	2.1
Machinery	2.1
Semiconductors & Semiconductor Equipment	2.0
Equity Real Estate Investment Trusts (REITs)	1.9
Hotels, Restaurants & Leisure	1.9
Diversified Financial Services	1.8
Health Care Equipment & Supplies	1.8
Biotechnology	1.8
Health Care Providers & Services	1.7
Multi-Utilities	1.7
Chemicals	1.5
Road & Rail	1.1
Air Freight & Logistics	0.9
Energy Equipment & Services	0.9%
Consumer Finance	0.9
Electrical Equipment	0.7
Textiles, Apparel & Luxury Goods	0.7
Airlines	0.6
Life Sciences Tools & Services	0.5
Automobiles	0.5
Communications Equipment	0.5
Household Durables	0.4
Building Products	0.4
Multiline Retail	0.4
Commercial Services & Supplies	0.4
Professional Services	0.3
U.S. Treasury Obligation	0.3
Personal Products	0.3
Containers & Packaging	0.2
Electronic Equipment, Instruments & Components	0.2
Auto Components	0.2
Trading Companies & Distributors	0.2
Metals & Mining	0.2
Water Utilities	0.1
Distributors	0.1
Independent Power & Renewable Electricity Producers	0.1
Construction & Engineering	0.1
Construction Materials	0.1
Leisure Products	0.1
Health Care Technology	0.1
Real Estate Management & Development	0.0 *
Diversified Consumer Services	0.0 *

100.3
Liabilities in excess of other assets	(0.3)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. The effect of

See Notes to Financial Statements.

Prudential QMA Defensive Equity Fund	37

Schedule of Investments (continued)

as of October 31, 2017

such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2017 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker—variation margin futures	$342,960	*	—	$—
Equity contracts	Unaffiliated investments	1,319		—	—

Total		$344,279			$—

*	Includes cumulative appreciation (depreciation) as reported in schedule of open futures contracts and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$1,280,543

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures	Total
Equity contracts	$754	$432,862	$433,616

(1)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

See Notes to Financial Statements.

38

For the year ended October 31, 2017, the Fund’s average volume of derivative activities is as follows:

Futures Contracts - Long Positions(1)
$8,581,140

(1)	Value at Trade Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instruments/transactions assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$510,417	$(510,417)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

Prudential QMA Defensive Equity Fund	39

Statement of Assets & Liabilities

as of October 31, 2017

Assets
Investments at value, including securities on loan of $510,417:
Unaffiliated investments (cost $158,888,395)	$220,031,817
Affiliated investments (cost $9,726,746)	9,726,757
Dividends and interest receivable	285,968
Receivable for Fund shares sold	85,252
Due from broker—variation margin futures	15,400
Tax reclaim receivable	7,894
Receivable for investments sold	862
Prepaid expenses	2,068

Total assets	230,156,018

Liabilities
Payable to broker for collateral for securities on loan	529,510
Payable for Fund shares reacquired	214,000
Management fee payable	146,693
Distribution fee payable	75,006
Accrued expenses and other liabilities	68,680
Affiliated transfer agent fee payable	29,823
Deferred trustees’ fees	167

Total liabilities	1,063,879

Net Assets	$229,092,139

Net assets were comprised of:
Shares of beneficial interest, at par	$15,523
Paid-in capital in excess of par	162,652,087

162,667,610
Undistributed net investment income	1,442,957
Accumulated net realized gain on investment transactions	3,496,155
Net unrealized appreciation on investments and foreign currencies	61,485,417

Net assets, October 31, 2017	$229,092,139

See Notes to Financial Statements.

40

Class A
Net asset value and redemption price per share, ($179,230,623 ÷ 12,125,537 shares of beneficial interest issued and outstanding)	$14.78
Maximum sales charge (5.50% of offering price)	0.86

Maximum offering price to public	$15.64

Class B
Net asset value, offering price and redemption price per share, ($6,194,853 ÷ 422,665 shares of beneficial interest issued and outstanding)	$14.66

Class C
Net asset value, offering price and redemption price per share, ($37,005,654 ÷ 2,525,666 shares of beneficial interest issued and outstanding)	$14.65

Class Q
Net asset value, offering price and redemption price per share, ($114,240 ÷ 7,691 shares of beneficial interest issued and outstanding)	$14.85

Class R
Net asset value, offering price and redemption price per share, ($7,058 ÷ 473 shares of beneficial interest issued and outstanding)	$14.91

Class Z
Net asset value, offering price and redemption price per share, ($6,539,711 ÷ 441,006 shares of beneficial interest issued and outstanding)	$14.83

See Notes to Financial Statements.

Prudential QMA Defensive Equity Fund	41

Statement of Operations

Year Ended October 31, 2017

Net Investment Income (Loss)
Income
Unaffiliated dividend income	$5,018,045
Affiliated dividend income	104,199
Income from securities lending, net (including affiliated income of $2,916)	7,117
Interest income	3,731

Total income	5,133,092

Expenses
Management fee	1,714,432
Distribution fee—Class A	526,970
Distribution fee—Class B	74,307
Distribution fee—Class C	384,969
Distribution fee—Class R	2,587
Transfer agent’s fees and expenses (including affiliated expense of $147,200)	321,000
Registration fees	92,000
Custodian and accounting fees	89,000
Audit fee	49,000
Shareholders’ reports	39,000
Legal fees and expenses	23,000
Trustees’ fees	13,000
Miscellaneous	16,097

Total expenses	3,345,362
Less: Distribution fee waiver—Class A	(87,828)
Distribution fee waiver—Class R	(862)

Net expenses	3,256,672

Net investment income (loss)	1,876,420

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $68)	6,590,999
Futures transactions	1,280,543
Foreign currency transactions	(1,796)

7,869,746

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(149))	24,494,793
Futures	432,862
Foreign currencies	1,792

24,929,447

Net gain (loss) on investment and foreign currency transactions	32,799,193

Net Increase (Decrease) In Net Assets Resulting From Operations	$34,675,613

See Notes to Financial Statements.

42

Statement of Changes in Net Assets

	Year Ended October 31,
	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,876,420	$2,402,535
Net realized gain (loss) on investment and foreign currency transactions	7,869,746	14,576,675
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	24,929,447	(10,996,934)

Net increase (decrease) in net assets resulting from operations	34,675,613	5,982,276

Dividends and Distributions
Dividends from net investment income
Class A	(2,090,702)	(1,783,179)
Class B	(42,128)	(32,714)
Class C	(201,451)	(124,223)
Class Q	—	—
Class R	(3,166)	(2,642)
Class Z	(96,074)	(69,723)

	(2,433,521)	(2,012,481)

Distributions from net realized gains
Class A	(10,624,756)	(3,297,410)
Class B	(520,479)	(218,683)
Class C	(2,488,861)	(830,401)
Class Q	—	—
Class R	(20,046)	(6,443)
Class Z	(407,553)	(103,730)

	(14,061,695)	(4,456,667)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	7,282,000	13,780,024
Net asset value of shares issued in reinvestment of dividends and distributions	16,111,166	6,324,163
Cost of shares reacquired	(36,046,707)	(34,975,736)

Net increase (decrease) in net assets from Fund share transactions	(12,653,541)	(14,871,549)

Total increase (decrease)	5,526,856	(15,358,421)

Net Assets:
Beginning of year	223,565,283	238,923,704

End of year(a)	$229,092,139	$223,565,283

(a) Includes undistributed net investment income of:	$1,442,957	$1,934,348

See Notes to Financial Statements.

Prudential QMA Defensive Equity Fund	43

Notes to Financial Statements

Prudential Investment Portfolios 16 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was established as a Delaware business trust on July 29, 1998. The Trust currently consists of two funds: Prudential Income Builder Fund and Prudential QMA Defensive Equity Fund which are diversified funds. These financial statements relate to the Prudential QMA Defensive Equity Fund (the “Fund”).

The investment objective of the Fund is to seek long-term capital appreciation.

1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or “the Manager”) (formerly known as Prudential Investments LLC). Under the current valuation procedures, the Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official

44

closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Trustees of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Prudential QMA Defensive Equity Fund	45

Notes to Financial Statements (continued)

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, forward currency contracts, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused

46

by changes in value of equities. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Warrants and Rights: The Fund may hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Fund until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of

Prudential QMA Defensive Equity Fund	47

Notes to Financial Statements (continued)

the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Concentration of Risk: Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

48

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PGIM Investments has entered into a subadvisory agreement with Quantitative Management Associates, LLC (“QMA”). The subadvisory agreement provides that QMA will furnish investment advisory services in connection with the management of the Fund. In connection therewith, QMA is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of QMA, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of .75% of the average daily net assets up to $500 million, ..70% of average daily net assets for the next $500 million and .65% of average daily net assets in excess of $1 billion. The effective management fee rate was .75% for the year ended October 31, 2017.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C shares, Class Q, Class R and Class Z of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1% , 1% and .75% of the average daily net assets of the Class A, Class B, Class C and Class R shares, respectively. PIMS has contractually agreed through February 28, 2019 to limit such expenses to .25% and .50% of the average daily net assets of the Class A and Class R shares, respectively.

PIMS has advised the Fund that it received $120,180, in front-end sales charges resulting from sales of Class A shares, during the year ended October 31, 2017. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2017, it received $250, $7,212 and $3,310 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PGIM Investments, PIMS and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Prudential QMA Defensive Equity Fund	49

Notes to Financial Statements (continued)

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended October 31, 2017 no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the Prudential Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. For the reporting period ended October 31, 2017, PGIM, Inc. was compensated $623 by PGIM Investments for managing the Fund’s securities lending cash collateral as subadviser to the Money Market Fund. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2017, were $225,852,137 and $251,768,669, respectively.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present undistributed net investment income, accumulated net realized gain on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investment transactions. For the year ended October 31, 2017, the adjustments were to increase undistributed net investment income

50

and decrease accumulated net realized gain on investment transactions by $65,710 due to foreign currency transactions and other book to tax differences. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended October 31, 2017, the tax character of dividends paid by the Fund were $2,421,978 of ordinary income and $14,073,238 of long-term capital gains. For the year ended October 31, 2016, the tax character of dividends paid by the Fund were $2,012,481 of ordinary income and $4,456,667 of long-term capital gains.

As of October 31, 2017, the accumulated undistributed earnings on a tax basis were $6,129,447 of ordinary income and $3,185,584 of long-term capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2017 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$172,991,869	$62,036,284	$(4,926,619)	$57,109,665

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and other cost basis differences between financial and tax accounting.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital

The Fund offers Class A, Class B, Class C, Class Q, Class R and Class Z shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. Class B shares are subject to a CDSC of 5%, which decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a

Prudential QMA Defensive Equity Fund	51

Notes to Financial Statements (continued)

CDSC of 1% on sales made within 12 months of purchase. An exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Q, Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share, divided into six classes, designated Class A, Class B, Class C, Class Q, Class R and Class Z.

As of October 31, 2017, Prudential through its affiliate entities, including affiliated funds, owned 750 shares of Class Q and 293 shares of Class R. At reporting period end, two shareholders of record held 35% of the Fund’s outstanding shares on behalf of multiple beneficial owners.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended October 31, 2017:
Shares sold	337,903	$4,698,783
Shares issued in reinvestment of dividends and distributions	938,366	12,527,192
Shares reacquired	(1,660,772)	(23,231,213)

Net increase (decrease) in shares outstanding before conversion	(384,503)	(6,005,238)
Shares issued upon conversion from other share class(es)	319,919	4,515,722
Shares reacquired upon conversion into other share class(es)	(74,241)	(1,045,384)

Net increase (decrease) in shares outstanding	(138,825)	$(2,534,900)

Year ended October 31, 2016:
Shares sold	567,867	$7,727,845
Shares issued in reinvestment of dividends and distributions	386,671	5,007,395
Shares reacquired	(1,717,332)	(23,193,564)

Net increase (decrease) in shares outstanding before conversion	(762,794)	(10,458,324)
Shares issued upon conversion from other share class(es)	240,556	3,261,217
Shares reacquired upon conversion into other share class(es)	(53,272)	(731,865)

Net increase (decrease) in shares outstanding	(575,510)	$(7,928,972)

52

Class B	Shares	Amount
Year ended October 31, 2017:
Shares sold	3,336	$45,380
Shares issued in reinvestment of dividends and distributions	42,047	560,494
Shares reacquired	(87,123)	(1,203,233)

Net increase (decrease) in shares outstanding before conversion	(41,740)	(597,359)
Shares reacquired upon conversion into other share class(es)	(176,032)	(2,476,652)

Net increase (decrease) in shares outstanding	(217,772)	$(3,074,011)

Year ended October 31, 2016:
Shares sold	20,217	$272,889
Shares issued in reinvestment of dividends and distributions	19,353	250,234
Shares reacquired	(99,609)	(1,344,719)

Net increase (decrease) in shares outstanding before conversion	(60,039)	(821,596)
Shares reacquired upon conversion into other share class(es)	(211,481)	(2,848,892)

Net increase (decrease) in shares outstanding	(271,520)	$(3,670,488)

Class C
Year ended October 31, 2017:
Shares sold	99,453	$1,379,289
Shares issued in reinvestment of dividends and distributions	189,094	2,518,726
Shares reacquired	(539,499)	(7,478,815)

Net increase (decrease) in shares outstanding before conversion	(250,952)	(3,580,800)
Shares reacquired upon conversion into other share class(es)	(172,464)	(2,399,983)

Net increase (decrease) in shares outstanding	(423,416)	$(5,980,783)

Year ended October 31, 2016:
Shares sold	185,313	$2,517,562
Shares issued in reinvestment of dividends and distributions	68,958	891,629
Shares reacquired	(563,808)	(7,650,426)

Net increase (decrease) in shares outstanding before conversion	(309,537)	(4,241,235)
Shares reacquired upon conversion into other share class(es)	(54,815)	(741,013)

Net increase (decrease) in shares outstanding	(364,352)	$(4,982,248)

Class Q
Period ended October 31, 2017*:
Shares sold	6,485	$91,028
Shares reacquired	(7,090)	(101,861)

Net increase (decrease) in shares outstanding before conversion	(605)	(10,833)
Shares issued upon conversion from other share class(es)	8,296	119,640

Net increase (decrease) in shares outstanding	7,691	$108,807

Class R
Year ended October 31, 2017:
Shares sold	2,446	$33,655
Shares issued in reinvestment of dividends and distributions	1,739	23,213
Shares reacquired	(26,468)	(390,139)

Net increase (decrease) in shares outstanding	(22,283)	$(333,271)

Year ended October 31, 2016:
Shares sold	1,427	$18,898
Shares issued in reinvestment of dividends and distributions	702	9,085
Shares reacquired	(4,345)	(60,678)

Net increase (decrease) in shares outstanding	(2,216)	$(32,695)

Prudential QMA Defensive Equity Fund	53

Notes to Financial Statements (continued)

Class Z	Shares	Amount
Year ended October 31, 2017:
Shares sold	74,620	$1,033,865
Shares issued in reinvestment of dividends and distributions	36,016	481,541
Shares reacquired	(259,965)	(3,641,446)

Net increase (decrease) in shares outstanding before conversion	(149,329)	(2,126,040)
Shares issued upon conversion from other share class(es)	99,281	1,386,228
Shares reacquired upon conversion into other share class(es)	(6,970)	(99,571)

Net increase (decrease) in shares outstanding	(57,018)	$(839,383)

Year ended October 31, 2016:
Shares sold	233,391	$3,242,830
Shares issued in reinvestment of dividends and distributions	12,785	165,820
Shares reacquired	(198,129)	(2,726,349)

Net increase (decrease) in shares outstanding before conversion	48,047	682,301
Shares issued upon conversion from other share class(es)	77,250	1,060,553

Net increase (decrease) in shares outstanding	125,297	$1,742,854

*	Commencement of operations was December 28, 2016.

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 5, 2017 through October 4, 2018. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 5, 2017, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .15% of the unused portion of the SCA. The interest on borrowings under the SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby

54

requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund did not utilize the SCA during the reporting period ended October 31, 2017.

8. Other

At the Trust’s Board meeting in March 2017, the Board approved a change in the methodology of allocating certain expenses, such as Transfer Agent fees (including sub-transfer agent and networking fees) and Blue Sky fees. PGIM Investments implemented the changes effective November 1, 2017.

Prudential QMA Defensive Equity Fund	55

Financial Highlights

Class A Shares
	Year Ended October 31,			Three Months Ended October 31,		Year Ended July 31,
	2017(b)	2016(b)	2015	2014(b)(f)		2014(b)	2013(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.68	$13.71	$14.26	$13.65		$12.86	$11.23
Income (loss) from investment operations:
Net investment income (loss)	.13	.16	.13	.03		.12	.13
Net realized and unrealized gain (loss) on investment transactions	2.02	.21	.24	.58		1.46	1.72
Total from investment operations	2.15	.37	.37	.61		1.58	1.85
Less Dividends and Distributions:
Dividends from net investment income	(.17)	(.14)	(.12)	-		(.13)	(.22)
Distributions from net realized gains	(.88)	(.26)	(.80)	-		(.66)	-
Total dividends and distributions	(1.05)	(.40)	(.92)	-		(.79)	(.22)
Net asset value, end of period	$14.78	$13.68	$13.71	$14.26		$13.65	$12.86
Total Return(a)	16.53%	2.85%	2.64%	4.47%		12.66%	16.69%

Ratios/Supplemental Data:
Net assets, end of period (000)	$179,231	$167,731	$176,009	$184,830		$181,385	$179,711
Average net assets (000)	$175,657	$172,299	$180,590	$181,880		$182,251	$172,847
Ratios to average net assets(c):
Expense after waivers and/or expense reimbursement	1.28%	1.30%	1.27%	1.40%	(d)	1.25%	1.38%
Expense before waivers and/or expense reimbursement	1.33%	1.35%	1.32%	1.45%	(d)	1.30%	1.43%
Net investment income (loss)	.96%	1.20%	.88%	.74%	(d)	.90%	1.05%
Portfolio turnover rate	103%	96%	74%	20%	(e)	87%	239%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on average shares outstanding during the period.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	Annualized.
(e)	Not annualized.
(f)	For the three month period ended October 31, 2014. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2014.

See Notes to Financial Statements.

56

Class B Shares
	Year Ended October 31,			Three Months Ended October 31,		Year Ended July 31,
	2017(b)	2016(b)	2015	2014(b)(f)		2014(b)	2013(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.57	$13.60	$14.15	$13.58		$12.80	$11.17
Income (loss) from investment operations:
Net investment income (loss)	.03	.06	.04	-	(g)	.02	.04
Net realized and unrealized gain (loss) on investment transactions	2.01	.21	.23	.57		1.45	1.73
Total from investment operations	2.04	.27	.27	.57		1.47	1.77
Less Dividends and Distributions:
Dividends from net investment income	(.07)	(.04)	(.02)	-		(.03)	(.14)
Distributions from net realized gains	(.88)	(.26)	(.80)	-		(.66)	-
Total dividends and distributions	(.95)	(.30)	(.82)	-		(.69)	(.14)
Net asset value, end of period	$14.66	$13.57	$13.60	$14.15		$13.58	$12.80
Total Return(a)	15.71%	2.07%	1.90%	4.20%		11.84%	15.94%

Ratios/Supplemental Data:
Net assets, end of period (000)	$6,195	$8,689	$12,401	$17,164		$17,425	$20,780
Average net assets (000)	$7,431	$10,392	$14,669	$17,140		$19,454	$22,938
Ratios to average net assets(c):
Expense after waivers and/or expense reimbursement	2.03%	2.05%	2.02%	2.15%	(d)	2.00%	2.13%
Expense before waivers and/or expense reimbursement	2.03%	2.05%	2.02%	2.15%	(d)	2.00%	2.13%
Net investment income (loss)	.24%	.46%	.15%	-%	(d)(h)	.16%	.30%
Portfolio turnover rate	103%	96%	74%	20%	(e)	87%	239%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on average shares outstanding during the period.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	Annualized.
(e)	Not annualized.
(f)	For the three month period ended October 31, 2014. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2014.
(g)	Less than $.005.
(h)	Less than .005%.

See Notes to Financial Statements.

Prudential QMA Defensive Equity Fund	57

Financial Highlights (continued)

Class C Shares
	Year Ended October 31,			Three Months Ended October 31,		Year Ended July 31,
	2017(b)	2016(b)	2015	2014(b)(f)		2014(b)	2013(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.56	$13.60	$14.15	$13.57		$12.80	$11.17
Income (loss) from investment operations:
Net investment income (loss)	.03	.06	.02	-	(g)	.02	.04
Net realized and unrealized gain (loss) on investment transactions	2.01	.20	.25	.58		1.44	1.73
Total from investment operations	2.04	.26	.27	.58		1.46	1.77
Less Dividends and Distributions:
Dividends from net investment income	(.07)	(.04)	(.02)	-		(.03)	(.14)
Distributions from net realized gains	(.88)	(.26)	(.80)	-		(.66)	-
Total dividends and distributions	(.95)	(.30)	(.82)	-		(.69)	(.14)
Net asset value, end of period	$14.65	$13.56	$13.60	$14.15		$13.57	$12.80
Total Return(a)	15.72%	2.00%	1.91%	4.27%		11.75%	15.94%

Ratios/Supplemental Data:
Net assets, end of period (000)	$37,006	$40,003	$45,046	$50,550		$49,855	$48,666
Average net assets (000)	$38,497	$42,741	$48,105	$50,000		$49,435	$49,670
Ratios to average net assets(c):
Expense after waivers and/or expense reimbursement	2.03%	2.05%	2.02%	2.15%	(d)	2.00%	2.13%
Expense before waivers and/or expense reimbursement	2.03%	2.05%	2.02%	2.15%	(d)	2.00%	2.13%
Net investment income (loss)	.22%	.45%	.13%	(.01)%	(d)	.15%	.30%
Portfolio turnover rate	103%	96%	74%	20%	(e)	87%	239%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on average shares outstanding during the period.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	Annualized.
(e)	Not annualized.
(f)	For the three month period ended October 31, 2014. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2014.
(g)	Less than $.005.

See Notes to Financial Statements.

58

Class Q Shares
	December 28, 2016(a) through October 31, 2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$13.34
Income (loss) from investment operations:
Net investment income (loss)	.14
Net realized and unrealized gain (loss) on investment transactions	1.37
Total from investment operations	1.51
Net asset value, end of period	$14.85
Total Return(c):	11.32%

Ratios/Supplemental Data:
Net assets, end of period (000)	$114
Average net assets (000)	$61
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	.88%	(e)
Expenses before waivers and/or expense reimbursement	.88%	(e)
Net investment income (loss)	1.19%	(e)
Portfolio turnover rate	103%	(f)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d)	Does not include expenses of the underlying portfolios in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

Prudential QMA Defensive Equity Fund	59

Financial Highlights (continued)

Class R Shares
	Year Ended October 31,			Three Months Ended October 31,		Year Ended July 31,
	2017(b)	2016(b)	2015	2014(b)(f)		2014(b)	2013(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.64	$13.68	$14.23	$13.63		$12.85	$11.21
Income (loss) from investment operations:
Net investment income (loss)	.10	.12	.09	.02		.09	.10
Net realized and unrealized gain (loss) on investment transactions	2.18	.20	.25	.58		1.44	1.73
Total from investment operations	2.28	.32	.34	.60		1.53	1.83
Less Dividends and Distributions:
Dividends from net investment income	(.13)	(.10)	(.09)	-		(.09)	(.19)
Distributions from net realized gains	(.88)	(.26)	(.80)	-		(.66)	-
Total dividends and distributions	(1.01)	(.36)	(.89)	-		(.75)	(.19)
Net asset value, end of period	$14.91	$13.64	$13.68	$14.23		$13.63	$12.85
Total Return(a)	17.62%	2.51%	2.39%	4.40%		12.32%	16.52%

Ratios/Supplemental Data:
Net assets, end of period (000)	$7	$311	$341	$434		$415	$373
Average net assets (000)	$345	$345	$358	$422		$391	$341
Ratios to average net assets(c):
Expense after waivers and/or expense reimbursement	1.54%	1.55%	1.52%	1.65%	(d)	1.50%	1.63%
Expense before waivers and/or expense reimbursement	1.79%	1.80%	1.77%	1.90%	(d)	1.75%	1.88%
Net investment income (loss)	.75%	.95%	.63%	.48%	(d)	.65%	.81%
Portfolio turnover rate	103%	96%	74%	20%	(e)	87%	239%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on average shares outstanding during the period.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	Annualized.
(e)	Not annualized.
(f)	For the three month period ended October 31, 2014. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2014.

See Notes to Financial Statements.

60

Class Z Shares
	Year Ended October 31,			Three Months Ended October 31,		Year Ended July 31,
	2017(b)	2016(b)	2015	2014(b)(f)		2014(b)	2013(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.72	$13.75	$14.30	$13.68		$12.89	$11.24
Income (loss) from investment operations:
Net investment income (loss)	.17	.19	.15	.03		.15	.16
Net realized and unrealized gain (loss) on investment transactions	2.02	.21	.26	.59		1.46	1.74
Total from investment operations	2.19	.40	.41	.62		1.61	1.90
Less Dividends and Distributions:
Dividends from net investment income	(.20)	(.17)	(.16)	-		(.16)	(.25)
Distributions from net realized gains	(.88)	(.26)	(.80)	-		(.66)	-
Total dividends and distributions	(1.08)	(.43)	(.96)	-		(.82)	(.25)
Net asset value, end of period	$14.83	$13.72	$13.75	$14.30		$13.68	$12.89
Total Return(a)	16.84%	3.10%	2.89%	4.53%		12.90%	17.13%

Ratios/Supplemental Data:
Net assets, end of period (000)	$6,540	$6,832	$5,126	$3,694		$3,473	$3,346
Average net assets (000)	$6,611	$5,953	$4,473	$4,210		$3,596	$3,533
Ratios to average net assets(c):
Expense after waivers and/or expense reimbursement	1.03%	1.05%	1.02%	1.15%	(d)	1.00%	1.13%
Expense before waivers and/or expense reimbursement	1.03%	1.05%	1.02%	1.15%	(d)	1.00%	1.13%
Net investment income (loss)	1.22%	1.46%	1.12%	.99%	(d)	1.16%	1.30%
Portfolio turnover rate	103%	96%	74%	20%	(e)	87%	239%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on average shares outstanding during the period.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	Annualized.
(e)	Not annualized.
(f)	For the three month period ended October 31, 2014. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2014.

See Notes to Financial Statements.

Prudential QMA Defensive Equity Fund	61

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 16:

We have audited the accompanying statement of assets and liabilities of Prudential QMA Defensive Equity Fund (the “Fund”), a series of Prudential Investment Portfolios 16, including the schedule of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended, for the three-month period ended October 31, 2014, and for each of the years in the two-year period ended July 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2017, and the results of its operations, the changes in its net assets, and the financial highlights for each of the years or periods described in the first paragraph, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 15, 2017

62

Federal Income Tax Information (unaudited)

We are advising you that during the fiscal year ended October 31, 2017, the Fund reported the maximum amount allowed per share, but not less than $0.88 for Class A, B, C, R and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended October 31, 2017, the Fund reports, in accordance with Section 854 of the Internal Revenue Code, the following percentages of the ordinary income dividends paid as: 1) qualified dividend income (QDI); and 2) eligible for corporate dividend received deduction (DRD):

	QDI	DRD
Prudential QMA Defensive Equity Fund	94.02%	93.86%

In January 2018 you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2017.

Prudential QMA Defensive Equity Fund	63

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (59) Board Member Portfolios Overseen: 89	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (65) Board Member Portfolios Overseen: 89	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (65) Board Member Portfolios Overseen: 89	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential QMA Defensive Equity Fund

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Barry H. Evans (57)± Board Member Portfolios Overseen: 89	Retired; Formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer-Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (2011-present); Director, Manulife Asset Management Limited (2015-present); Formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); Formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).
Keith F. Hartstein (61) Board Member & Independent Chair Portfolios Overseen: 89	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Laurie Simon Hodrick (55)± Board Member Portfolios Overseen: 89	A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (since 1996); Visiting Professor of Law and Rock Center for Corporate Governance Fellow, Stanford Law School (since 2015); Visiting Fellow, Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); Formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008); Formerly Director/Trustee, Merrill Lynch Investment Managers Funds (1999-2006).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company).
Michael S. Hyland, CFA (72) Board Member Portfolios Overseen: 89	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.

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Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Richard A. Redeker (74) Board Member & Independent Vice Chair9 Portfolios Overseen: 87	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (74) Board Member Portfolios Overseen: 89	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Frontline Medical Communications (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

± Mr. Evans and Ms. Hodrick joined the Board effective as of September 1, 2017.

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (55) Board Member & President Portfolios Overseen: 89	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.

Prudential QMA Defensive Equity Fund

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Scott E. Benjamin (44) Board Member & Vice President Portfolios Overseen: 89	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (58) Board Member Portfolios Overseen: 88	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A. and Sun National Bank

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

(1) The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; Richard A. Redeker, 2003; Stephen G. Stoneburn, 1999; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

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Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (62) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (42) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (59) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (59) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (43) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005

Prudential QMA Defensive Equity Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Andrew R. French (54) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Charles H. Smith (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since 2016
M. Sadiq Peshimam (53) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (59) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (50) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (56) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (49) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the Prudential Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Prudential QMA Defensive Equity (the “Fund”)1 consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees,2 met on June 6-8, 2017 and approved the renewal of the agreements through July 31, 2018, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board

[1]	Prudential QMA Defensive Equity Fund is a series of Prudential Investment Portfolios 16.
[2]	Barry H. Evans and Laurie Simon Hodrick joined the Board effective as of September 1, 2017. Neither Mr. Evans nor Ms. Hodrick participated in the consideration of the renewal of the advisory agreements.

Prudential QMA Defensive Equity Fund

Approval of Advisory Agreements (continued)

considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-8, 2017.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the agreement are discussed separately below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and QMA. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and QMA, and also considered the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and QMA. The Board also noted that it received favorable compliance

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reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and QMA. The Board noted that QMA is affiliated with PGIM Investments.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and QMA under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board further noted that the subadviser is affiliated with PGIM Investments and that its profitability is reflected in PGIM Investments’ profitability report. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but that at its current level of assets the Fund does not realize the effect of those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PGIM Investments realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

Prudential QMA Defensive Equity Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and QMA

The Board considered potential ancillary benefits that might be received by PGIM Investments and QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2016.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2016. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Large-Cap Core Funds Performance Universe), which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

Visit our website at pgiminvestments.com

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	3rd Quartile	4th Quartile	4th Quartile
Actual Management Fees: 3rd Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund underperformed its benchmark index over all periods.
•

The Board noted PGIM Investments’ assertion that the Fund’s recent underperformance was attributable to the Fund’s defensive orientation, which had not been favored by the market. In this regard, the Board considered information provided by PGIM Investments which indicated that during the first half of 2016 and the third quarter of 2015, when the Fund’s defensive orientation was in favor, the Fund outperformed its benchmark index and ranked in the first quartile of its Peer Universe.

•

The Board also noted that in 2013, following shareholder approval, QMA was appointed to replace the Fund’s existing subadvisers as part of an overall restructuring and repositioning of the Fund, and that as a result, most of the Fund’s historical performance record did not reflect the current management and operation of the Fund.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential QMA Defensive Equity Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’ Hara, Chief Legal Officer • Chad A. Earnst, Chief Compliance Officer • Deborah A. Docs, Secretary • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential QMA Defensive Equity Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL QMA DEFENSIVE EQUITY FUND

SHARE CLASS	A	B	C	Q	R	Z
NASDAQ	PAMGX	DMGBX	PIMGX	PAMQX	SPMRX	PDMZX
CUSIP	74442X868	74442X785	74442X793	74442X777	74442X819	74442X827

MFSP504E3

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2017 and October 31, 2016, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $99,784 and $99,878 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended October 31, 2017 and October 31, 2016: none.

(c) Tax Fees

For the fiscal years ended October 31, 2017 and October 31, 2016: none.

(d) All Other Fees

For the fiscal years ended October 31, 2017 and October 31, 2016: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
◾ Federal, state and local income tax compliance; and,
◾ Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments LLC and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended October 31, 2017 and October 31, 2016: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2017 and October 31, 2016 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 16

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	December 20, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 20, 2017

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	December 20, 2017